UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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General Electric Company

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2023
NOTICE OF
ANNUAL MEETING
AND PROXY
STATEMENT

1	Letter from the Lead Director

2	GE: A New Era Begins

4	Notice of 2023 Annual Meeting

5	Shareholder Engagement in 2022

6	Governance

MANAGEMENT PROPOSAL NO. 1 Election of Directors

7	Board Nominees
7	Qualifications and Attributes
7	Key Corporate Governance Practices
8	Nominee Biographies
12	Board Composition
14	Board Leadership Structure
15	Board Governance Practices
16	Board Operations
17	Board Committees
18	Key Areas of Board Oversight
20	Other Governance Policies & Practices
23	Director Compensation
25	Stock Ownership Information
26	Compensation

26	Letter from the Management Development & Compensation Committee

MANAGEMENT PROPOSAL NO. 2 Advisory Approval of Our Named Executives’ Compensation

27	Shareholder Engagement on Executive Compensation
28	Compensation Discussion & Analysis
29	Overview of Our Executive Compensation Program
30	Key Elements of Compensation for Our Named Executives
39	Compensation Actions for 2022
42	Summary Compensation
44	Incentive Compensation
47	Deferred Compensation
49	Pension Benefits
51	Potential Termination Payments
56	Other Executive Compensation Policies & Practices
57	Management Development & Compensation Committee Report
58	CEO Pay Ratio
58	Pay Versus Performance

On behalf of our Board of Directors, we are making these materials available to you (beginning on or about March 22, 2023) in connection with GE’s solicitation of proxies for our 2023 Annual Meeting.

General Electric Company Executive Offices

5 Necco Street,

Boston, MA 02210

61	Say-On-Frequency Vote

MANAGEMENT PROPOSAL NO. 3 Advisory Vote on the Frequency of Future Advisory Votes to Approve Our Named Executives’ Compensation

62	Independent Auditor

MANAGEMENT PROPOSAL NO. 4 Ratification of Deloitte as Independent Auditor for 2023

62	Audit Committee Report

64	Shareholder Proposals

64	SHAREHOLDER PROPOSAL NO. 1 Independent Board Chairman

66	SHAREHOLDER PROPOSAL NO. 2 Sale of the Company

67	SHAREHOLDER PROPOSAL NO. 3 Fiduciary Carbon-Emission Relevance Report

68	SHAREHOLDER PROPOSAL NO. 4 Assess Energy-Related Asset Resilience

70	Submitting 2024 Proposals

71	Voting and Meeting Information

71	Voting Standards and Board Recommendations
71	Meeting Information
72	Voting Information
74	Other Information

75	Explanation of Non-GAAP Financial Measures and Performance Metrics

77	Helpful Resources

Index of Frequently Requested Information
63	Audit Fees
14	Board Leadership Structure
15	Board Self-Evaluation
58	CEO Pay Ratio
56	Clawback Policy
20	Director Attendance
21	Director Independence
7	Director Qualifications
7	Director Tenure and Term Limits
8	Nominee Biographies
20	Overboarding Policy
30	Peer Group
56	Policies on Compensation Consultant
22	Related Person Transactions
18	Risk Oversight
5	Shareholder Engagement
25	Stock Ownership for Executives and Directors
57	Stock Ownership Requirements
18	Sustainability Oversight

Also see Acronyms Used on page 77 for a guide to the acronyms used throughout this proxy statement.

Letter from the Lead Director

Fellow Shareholders,

The past year has been one of historic transformation for GE as it has been executing its strategic plan to form three industry-leading, global public companies: GE HealthCare, GE Vernova and GE Aerospace. We reached a major milestone in January 2023, with the successful spin-off of GE HealthCare as the first of the three planned independent companies. Today the GE team remains focused on continuing to strengthen and improve the operations of our remaining businesses, as we simultaneously work to be ready for the remaining planned spin-off of GE Vernova, our portfolio of energy businesses. With the success of the GE HealthCare separation as early evidence, the Board continues to believe executing on this plan will best position GE’s businesses to deliver long-term growth and create value for all our stakeholders. In this letter, as I have for the past several years, I would like to offer some additional perspective about the Board’s efforts on your behalf.

Evolving the Board of Directors

As lead director and a member of our Governance & Public Affairs Committee, I have had the opportunity to focus on our recruitment of directors who will bring deep domain expertise and dedicated oversight for each of the three independent companies. This has also entailed careful planning for the evolution of the GE Board: we recognize the importance of maintaining an engaged and well-balanced GE Board during this transition period as some of our existing directors move from GE to the new spin-off companies, and as we also add new directors in anticipation of the planned separations. In September, we announced the board of directors for GE HealthCare, and that board serves as a model of how we plan to mix industry-relevant experience and diversity of skills, expertise and perspectives as we look ahead to the planned boards for GE Vernova and GE Aerospace. We wish several departing directors farewell: Risa Lavizzo-Mourey and Tom Mihaljevic, who joined the GE HealthCare board in January, and Frank D’Souza and Leslie Seidman, who are not standing for reelection when their current terms end in May. We also continue to miss our friend and colleague former U.S. Secretary of Defense Ash Carter, who sadly passed away in October. With these departures, though the individual directors cannot be replaced, we look ahead to the needs of GE Vernova and GE Aerospace in our recruitment efforts. We are pleased to be nominating Darren McDew and Jessica Uhl as new directors in this proxy, who will bring valuable perspectives that are well aligned with the two future companies.

Executing on Our Strategic Priorities

The steady performance and execution by the GE team over the past several years have laid the foundation for the path ahead. GE’s portfolio actions have made it a simpler, stronger, technology-driven industrial company than it was just a few years ago. In 2022, GE retired $11 billion of debt, bringing total debt reduction since 2018 to over $100 billion. As we remain focused on our objective to create two more investment-grade standalone companies, the Board has been regularly reviewing the company’s financial and capital allocation plans with management. This has involved considering a widening range of options to deploy surplus capital, which has already translated into the commencement of a common stock repurchase program in 2022 and the partial redemption of $3 billion of preferred stock this month. The Board will continue to have an active dialogue with management about capital allocation priorities as we move forward. We also have seen most of GE’s businesses deliver solid operational and financial performances for 2022 in the context of significant global challenges that included supply chain constraints, inflation, the Russian invasion of Ukraine and enduring effects of the COVID-19 pandemic. The Board commends the GE leadership and teams for their sustained and ongoing achievements.

Delivering for Shareholders

We remain committed to regular, robust engagement with our shareholders on governance matters. The past year was no exception, as we met with shareholders representing nearly half of all outstanding shares, which was nearly 75% of the shares held by institutional investors. I participated in a number of these calls and always appreciate the opportunity to speak directly with our large shareholders, answer their questions and hear their feedback. Our governance engagements covered a range of topics, including the Board’s activities, executive compensation matters and GE’s sustainability priorities and reporting. The overarching and most-common theme, however, was a keen interest in how GE and the Board are navigating these areas of corporate governance with the planned separations in view. Informed by those shareholder discussions, we have added specific highlights throughout this year’s proxy where there is key information related to the strategic plan and GE’s path forward.

We look forward to 2023 and beyond for continued performance by the GE businesses to deliver for our customers, shareholders and other stakeholders. These businesses all have important missions and are working to solve global challenges: GE Aerospace is creating a smarter and more efficient future of flight; the GE Vernova businesses are driving electrification and decarbonization through the energy transition; and GE HealthCare, now operating as a standalone company, is driving precision care. On behalf of the GE Board, thank you for your continued support of GE.

THOMAS W. HORTON

Lead Director

GE 2023 PROXY STATEMENT     1

GE: A New Era Begins

2022 was a year that propelled GE forward. We successfully completed the spin-off of GE HealthCare in January 2023, distributing approximately 80.1% of its common stock to GE shareholders and retaining an approximately 19.9% stake in the company. We are making good progress on our plans to launch GE Aerospace and GE Vernova as industry-leading, global, investment-grade public companies that will unlock greater value for our customers and shareholders.

As independently run companies, GE Aerospace and GE Vernova will be better positioned to create long-term value as we shape the future of flight and lead the energy transition.

Solid Foundation

Strong financial position

●	We delivered strong full-year results across most of GE’s businesses in 2022, with total company revenue growth, margin expansion, and $4.8 billion of free cash flow.* Our four reporting segments in 2022 are listed below.
●	We strengthened our foundation, retiring an additional $11 billion of debt, bringing total debt reduction to over $100 billion since 2018.

Improved business and operating performance

We ran our operations better, further embedding lean and decentralization in our businesses.

●	Lean transformation: Drove sustainable, impactful improvements in safety, quality, delivery, cost and cash management. We are making progress embedding lean practices and tools deeply into how we work, creating a problem-solving culture where problems are embraced, owned, analyzed and fixed.
●	Decentralization: Moved the decision-making center of gravity closer to the customer, resulting in greater accountability, more transparency and better results for our customers.

Our progress on these priorities has laid the foundation to launch three companies. More than a year after the announcement to form three independent companies from GE’s businesses, the logic behind—and our conviction in—our historic transformation has only strengthened. Along the way, the feedback from our customers, investors, employees and other stakeholders has been overwhelmingly positive.

AEROSPACE	HEALTHCARE

MISSION Providing customers with engines, components, avionics and systems for commercial, military and business & general aviation aircraft and a global service network to support these offerings

UNITS Commercial Engines and Services, Military, Systems & Other

INSTALLED BASE ~40,900 commercial aircraft engines** and ~26,100 military aircraft engines

CEO H. Lawrence Culp, Jr.

EMPLOYEES ~45,000

2022 REVENUES $26.0 billion

MISSION Building a healthier future and creating a world where healthcare has no limits

UNITS Healthcare Systems, Pharmaceutical Diagnostics

INSTALLED BASE 4M+ installations; 2B+ patient exams per year

CEO Peter Arduini

EMPLOYEES ~49,000

2022 REVENUES $18.5 billion

Note: GE HealthCare refers to our reporting segment prior to the spin-off in January 2023, and thereafter refers to GE HealthCare Technologies Inc.

RENEWABLE ENERGY	POWER

MISSION Making renewable power sources more affordable, reliable and accessible for the benefit of people everywhere

UNITS Onshore Wind, Offshore Wind, Grid Solutions Equipment and Services, Hydro Solutions, Hybrids Solutions

INSTALLED BASE 400+ GW of renewable energy equipment

CEO Scott Strazik

EMPLOYEES ~36,000

2022 REVENUES $13.0 billion

MISSION Powering lives and making electricity more affordable, reliable, accessible, and more sustainable

UNITS Gas Power, Steam Power, Power Conversion, Nuclear & Other

INSTALLED BASE ~7,000 gas turbines

CEO Scott Strazik

EMPLOYEES ~32,000

2022 REVENUES $16.3 billion

*	Non-GAAP Financial Measure. For information on how these metrics are calculated, see Explanation of Non-GAAP Financial Measures and Performance Metrics on page 75.
**	Including GE and its joint venture partners.

2     GE 2023 PROXY STATEMENT

Creating Value Today and Tomorrow

With the separation of GE HealthCare already completed, we believe the remaining GE businesses are positioned to continue to lead in two critical growth sectors: creating a smarter and more efficient future of flight and driving decarbonization through the energy transition.

Future of Flight Centered around our mission to create a smarter and more efficient future of flight	Energy Transition Positioned to lead the energy transition, helping the energy sector solve for sustainability, reliability and affordability

●  In 2022, nearly three billion people flew with our engine technology under wing. We have nearly 41,000 commercial engines at work in more than 70% of global airlines, and a diverse portfolio of more than 26,000 military engines. We take that responsibility seriously, living our purpose to invent the future of flight, lift people up and bring them home safely.

●  GE Aerospace is leveraging its best-in-class technology portfolio to develop next generation programs.

●  We are continuing our efforts to support the use of sustainable aviation fuel, or SAF, which is vital to enabling the airline industry to meet its decarbonization goals. The RISE program with CFM International (our 50-50 joint venture with Safran) aims to reduce fuel consumption and CO2 emissions by more than 20% compared with today’s most efficient engines.

●  We are also developing a new flight test program for a hydrogen combustion engine and an open fan flight test demonstration, both with Airbus, as well as working with NASA and Boeing to develop hybrid electric engines.

●  The quality of our technology and product development plans, the energy and collaboration of our team and our unique positioning as the industry’s largest and youngest fleet give us confidence that this business will generate significant value for decades to come.

●  GE’s portfolio of energy businesses, which we call GE Vernova, is helping the energy sector solve for sustainability, reliability and affordability. With approximately 54,000 wind turbines and 7,000 gas turbines installed worldwide, GE Vernova helps generate 30% of the world’s electricity and has a meaningful role to play in the energy transition.

●  The planned spin-off of GE Vernova comes as the world faces a 50% increase in electricity demand over the next two decades. Against this backdrop, the strategic imperative to electrify and decarbonize the world is a challenge that GE Vernova was made to meet.

●  For our Power business, global gas generation and utilization continues to grow, with strength in Europe and the U.S. Gas remains a fuel of choice on dispatch curves globally to meet growing electricity demand. Our gas turbines have already accumulated more than eight million hours running on blends of hydrogen and similar fuels.

●  For our Renewable Energy business, the U.S. Inflation Reduction Act is game-changing. It provides the certainty and stability our customers need to make long-term investments, especially in Onshore Wind.

●  While we work on breakthrough technologies for tomorrow, we continue to build and deliver state-of-the-art equipment the world needs today to decarbonize the energy sector while building resilience in more than 170 countries around the world.

GE 2023 PROXY STATEMENT     3

Notice of 2023 Annual Meeting

Logistics

DATE AND TIME

May 3, 2023, at 10:00 a.m.
Eastern Time

LOCATION

Live Webcast at:
www.virtualshareholdermeeting
.com/GE2023

RECORD DATE

Shareholders of record at the close of business on March 7, 2023, are entitled to attend and vote at the Annual Meeting. On that date, there were 1,090,282,930 shares of common stock of General Electric Company (GE) outstanding and entitled vote.

You are invited to participate in GE’s 2023 Annual Meeting. If you were a GE shareholder at the close of business on March 7, 2023, you are entitled to vote at the Annual Meeting. Even if you plan to attend the live webcast, we encourage you to submit your vote as soon as possible through one of the methods available to you.

Cordially,

MICHAEL HOLSTON,
SECRETARY

Agenda

1	Elect the 10 director nominees named in the proxy for the coming year

	FOR each director nominee	Page 7

See page 1 for a Letter from the Lead Director

2	Advisory approval of our named executives’ compensation (Say-on-Pay)

	FOR	Page 26

See page 26 for a Letter from the Management Development & Compensation Committee

3	Advisory vote on the frequency of future advisory votes on our named executives’ compensation (Say-on-Frequency)

	ONE YEAR	Page 61

4	Ratify the selection of Deloitte as independent auditor for 2023

	FOR	Page 62

5	Vote on the shareholder proposals included in the proxy, if properly presented at the meeting

	AGAINST each proposal	Page 64

HOW YOU CAN VOTE

Via the internet at www.proxyvote.com, or at the website indicated on the materials provided to you by your broker

By Telephone Call the telephone number on your proxy card or voting instruction form

By Mail Sign, date and return your proxy card or voting instruction form

If you are a beneficial owner and received a voting instruction form, please follow the instructions provided by your bank or broker to vote your shares.

We have created an Annual Meeting website at https://www.ge.com/annualmeeting to make it easy to access our 2023 Annual Meeting materials. At the Annual Meeting website you can find an overview of the items to be voted, the proxy statement and the annual report to read online or to download, as well as a link to vote your shares.

WHERE CAN YOU FIND MORE INFORMATION?

Where can I find out more information? See Voting and Meeting Information on page 71.

4     GE 2023 PROXY STATEMENT

Shareholder Engagement in 2022

We have ongoing and robust engagement with our shareholders that includes governance-focused engagement meetings throughout each year. We value being close to our shareholders and hearing their feedback directly, as we seek to continuously improve GE’s performance, programs and reporting. The governance engagements highlighted below are in addition to the regular discussions that our senior leadership and Investor Relations teams have with many institutional and retail shareholders, which often include governance, sustainability and similar matters as well.

Who We Met With

74%	Engaged with shareholders representing approximately 74% of outstanding shares held by institutional investors	53%	Represents approximately 53% of total outstanding shares

Regular Outreach to Engage with Shareholders

Taking Actions Informed by Shareholder Feedback

STRATEGY	See Page 18	BOARD OF DIRECTORS	See Page 7

●   Executing on plan to launch three independent companies. In January, we completed the separation of our HealthCare business with the spin-off of GE HealthCare. We continue to work towards our second planned spin-off for GE Vernova, our portfolio of energy businesses.

●   Our Path Forward. Based on shareholders’ interest, we have highlighted sections in this year’s proxy statement detailing key progress, actions and expectations related to the spin-offs with call-out boxes labeled “Our Path Forward.”

●   Named two new directors with industry and operating expertise to the GE Board aligned with our strategic transformation. We are continuing ongoing director recruitment so that the planned future GE Vernova and GE Aerospace companies will both have dedicated boards with deep domain expertise, as with GE HealthCare.

●   Committee leadership refreshment. The Board appointed new chairs for both the Management Development & Compensation Committee and the Governance & Public Affairs Committee during the past year.

EXECUTIVE COMPENSATION	See Pages 26 & 27	SUSTAINABILITY	See Page 18

●   Compensation decisions for NEOs. Again this year, annual bonuses for our named executives were formulaic and based only on predetermined performance targets for our businesses.

●   New design for PSU awards. In response to shareholder feedback, we modified the design of the 2023 PSU awards to measure performance based on the average of three consecutive one-year performance periods, modified by a three-year relative TSR.

●   Enhanced disclosure. In addition to executive compensation highlights related to the spin-offs, this year’s proxy statement features a variety of disclosure enhancements informed by shareholder feedback, including a redesigned Compensation Discussion & Analysis (CD&A) section.

●   Continued to strengthen reporting. We published our second annual Sustainability Report and Diversity Report; we also published an inaugural Human Rights Report, with increased detail about governance and due diligence processes related to human rights and our supply chain.

●   Climate reporting. We reported Scope 3 emissions for use of sold products for the first time for our Power and Aerospace businesses in the Sustainability Report, with business-specific views of the technology roadmaps to make progress toward net zero by 2050.

GE 2023 PROXY STATEMENT     5

Governance

Election of Directors

What are you voting on?
At the 2023 Annual Meeting, 10 director nominees are to be elected to hold office until the 2024 Annual Meeting and until their successors have been elected and qualified.

All nominees are current GE Board members who were elected by shareholders at the 2022 Annual Meeting except for Darren McDew who was elected to the Board effective March 2023, and Jessica Uhl who was nominated to the Board in this proxy statement.

Your Board recommends a vote for each nominee

Sébastien Bazin, 61
Chair & CEO, AccorHotels
Director Since: 2016
Other Public Company Boards: AccorHotels

Jessica Uhl, 55
Former CFO, Shell
New Director Nominee
Boards: Goldman Sachs

Darren McDew, 62
Retired General, United States Air Force
Director Since: 2023
Boards: Abbott Laboratories, Parsons

Stephen Angel, 67
Former CEO, Linde
Director Since: 2022
Other Public Company Boards: Linde, PPG Industries

Isabella Goren, 62
Former CFO, American Airlines and AMR
Director Since: 2022
Other Public Company Boards: Marriott

Catherine Lesjak, 64
Former CFO, HP
Director Since: 2019
Other Public Company Boards: PROS Holdings, GE HealthCare

Paula Rosput Reynolds, 66
CEO, PreferWest
Director Since: 2018
Other Public Company Boards: BP, National Grid UK

H. Lawrence Culp, Jr., 59
Chair & CEO, General Electric
Director Since: 2018
Other Public Company Boards: GE HealthCare

Thomas Horton, 61
Partner, Global Infrastructure Partners & Former Chairman & CEO, American Airlines
Director Since: 2018
Other Public Company Boards: Walmart

Edward Garden, 61
Chief Investment Officer & Founding Partner, Trian Fund Management
Director Since: 2017
Other Public Company Boards: Janus Henderson Group

≥6 Years
NEW
1-5 Years

BOARD

Chair
H. Lawrence Culp, Jr.

Lead Director
Thomas Horton

2022 Board Rhythm

37 meetings
of the full Board and committee

7/year
Regular meetings

Regular calls
Between meetings

1/year
Long-term strategy reviews

1/year
Strategic talent review

1/year
Board & committee self-evaluation

OUR PATH FORWARD

Regular Board and committee oversight of our strategic plan and readiness for the transition to three independent public companies at meetings during 2022, and continuing in 2023.

6     GE 2023 PROXY STATEMENT

Board Nominees

TENURE			AGE
3.4 years average tenure			61.8 years average age
Our Board term limit is 15 years			Our Board age limit is 75 years
2 New (<1 year)	6 Medium-tenured (1-5 years)	2 Longer-tenured (≥6 years)	2 <60 years	6 60-65 years	2 >65 years

DIVERSITY 2 of 4 Board leadership positions are held by women Our policy is to build a cognitively diverse board representing a range of backgrounds			INDEPENDENCE All independent except for the CEO All director nominees except our CEO are independent and meet heightened independence standards for our audit, compensation and governance committees
4 Female (40%)	1 Ethnically diverse (10%)	3 Born outside U.S. (30%)	9 Independent	1 Not Independent

Qualifications and Attributes

The committee memberships indicate the anticipated composition of the committees of the Board following the Annual Meeting, if each nominee is elected. For a description of committees as of the date of this proxy and committee activities during 2022, see Board Committees on page 17. Our director nominees’ primary qualifications and attributes are highlighted in the following matrix. The matrix is intended as a high-level summary and not an exhaustive list of each director’s skills or contributions to the Board.

PRIMARY QUALIFICATIONS AND ATTRIBUTES
GE COMMITTEES
NAME		A	C	G
Stephen Angel
Sébastien Bazin
H. Lawrence Culp, Jr.
Edward Garden
Isabella Goren
Thomas Horton
Catherine Lesjak
Darren McDew NEW
Paula Rosput Reynolds
Jessica Uhl NEW

ATTENDANCE	QUALIFICATIONS AND ATTRIBUTES		COMMITTEES
All director nominees attended at least 75% of the meetings of the Board and committees on which they served in 2022, and on average we had a 95% attendance rate in 2022.	Industry & Operations	Risk Management	A	Audit Committee	Member
	Finance & Accounting	Global	C	Compensation Committee	Chair
	Investor	Gender/ Racial and Ethnic Diversity	G	Governance Committee	Financial Expert
Technology

Financial acumen. The Board has determined that each of Mses. Goren, Lesjak, Reynolds and Uhl are “audit committee financial experts” (per SEC rules), and each of these directors is “financially literate” (per NYSE rules).

Key Corporate Governance Practices

●   9 out of 10 director nominees are independent

●   Annual election of all directors by majority vote

●   No supermajority vote provisions in governing documents

●   Annual review of Board leadership structure

●   Annual Board and committee self-evaluations

●   Board-level oversight of ESG matters

●   Strong lead director with clearly delineated duties

●   Dual-pronged Board refreshment mechanisms (age & term limits)

●   Regular executive sessions of independent directors

●   Board and committees may hire outside advisors independently of management

●   Proactive year-round shareholder engagement program

●   Clawback policy that applies to all cash and equity incentive awards

●   Prohibition on hedging & pledging

●   Strong stock ownership guidelines and retention provisions

●   “Overboarding” limits for directors

●   No poison pill or dual-class shares

●   Shareholder right to call special meetings (at 10%)

●   Proxy access by-law provisions on market terms

GE 2023 PROXY STATEMENT     7

Nominee Biographies

Board Leadership
CHAIRMAN H. Lawrence Culp, Jr. Director Since: 2018 Age: 59 Birthplace: United States Chairman and CEO, General Electric, Boston, MA (since 2018) and CEO, GE Aerospace, Cincinnati, OH (since 2022)	LEAD DIRECTOR Thomas Horton Director Since: 2018 Age: 61 Birthplace: United States INDEPENDENT Partner, Global Infrastructure Partners, an infrastructure investment fund, New York, NY (since 2019)

PRIOR BUSINESS EXPERIENCE

●  Senior Advisor, Bain Capital Private Equity, a global private equity firm (2017–2018)

●  Senior Lecturer, Harvard Business School (2015–2018)

●  Former CEO and President, Danaher (2001–2014), a global science and technology company operating in the healthcare, environmental and applied-end markets; joined Danaher subsidiary Veeder-Root in 1990, serving in a number of leadership positions within Danaher, including COO and, following his retirement, Senior Advisor (2014–2016)

CURRENT PUBLIC COMPANY BOARDS

●  General Electric

●  GE HealthCare

PAST PUBLIC COMPANY BOARDS

●  GlaxoSmithKline

●  Danaher

●  T. Rowe Price Group

OTHER POSITIONS

●  Member and former Chairman, Board of Visitors & Governors, Washington College

●  Member, Board of Trustees, Wake Forest University

EDUCATION

●  Washington College

●  MBA, Harvard Business School

GE COMMITTEE MEMBERSHIP

●  Governance

PRIOR BUSINESS EXPERIENCE

●  Senior Advisor, Warburg Pincus LLC, a private equity firm focused on growth investing (2015–2019)

●  Chairman, American Airlines Group, one of the largest global airlines (formed following the merger of AMR Corporation and US Airways) (2013–2014)

●  Chairman and CEO, American Airlines (2011–2014)

●  Chairman and CEO, AMR (parent company of American Airlines) (2010–2013)

●  EVP and CFO, AMR (2006–2010)

●  Vice Chairman and CFO, AT&T (2002–2006)

●  SVP and CFO, AMR (2000–2002); joined AMR in 1985, serving in various finance and management roles

CURRENT PUBLIC COMPANY BOARDS

●  General Electric

●  Walmart (lead director)

PAST PUBLIC COMPANY BOARDS

●  Qualcomm

●  EnLink Midstream

OTHER POSITIONS

●  Executive Board Member, Cox School of Business, Southern Methodist University

EDUCATION

●  Baylor University

●  MBA, Southern Methodist University

8     GE 2023 PROXY STATEMENT

Board Leadership

CHAIR: Audit Committee*

Isabella
Goren

Director Since: 2022

Age: 62

Birthplace:
Ukraine

INDEPENDENT

Former Chief Financial Officer of American Airlines and AMR Corporation, a global airline, Fort Worth, TX (2010-2013)

CHAIR: Compensation Committee

Stephen
Angel

Director Since: 2022

Age: 67

Birthplace:
United States

INDEPENDENT

Chairman and Former CEO, Linde, a global industrial gases and engineering company, Dublin, Ireland (since 2022)

CHAIR: Governance & Public Affairs Committee

Paula Rosput
Reynolds

Director Since: 2018

Age: 66

Birthplace:
United States

INDEPENDENT

President and CEO, PreferWest LLC, a business advisory firm, Seattle, WA (since 2009)

GE COMMITTEE MEMBERSHIP

●  Audit (Chair)*

PRIOR BUSINESS EXPERIENCE

●  CFO, American Airlines and AMR Corporation (2010-2013)

●  Senior Vice President, Customer Relationship Marketing, American Airlines and AMR Corporation (2006-2010)

●  Vice President, American Airlines (1998-2006)

●  President, AMR Services (1996-1998)

●  Previously served in various management positions at American Airlines (1986-1996)

●  Chemical Engineer, Dupont (1983-1985)

CURRENT PUBLIC COMPANY BOARDS

●  General Electric

●  Marriott International

PAST PUBLIC COMPANY BOARDS

●  Gap

●  LyondellBasell Industries

OTHER POSITIONS

●  Director, MassMutual

●  Director, National Association of Corporate Directors, North Texas

●  Member of the Advisory Board, The University of Texas at Austin, Cockrell School of Engineering

●  Member of the Executive Board, Lyle School of Engineering, Southern Methodist University

EDUCATION

●  University of Texas at Austin

●  MBA, Southern Methodist University

* Upon reelection to the Board, Ms. Goren will become Chair of the Audit Committee

GE COMMITTEE MEMBERSHIP

●  Compensation (Chair)

PRIOR BUSINESS EXPERIENCE

●  CEO, Linde (2018-2022)

●  President & CEO, Praxair (subsequently Linde) (2007-2018)

●  President & COO, Praxair (2006-2007)

●  EVP, North America, Europe and Asia, Praxair (2001-2006)

●  Previously held various roles at General Electric (1979-2001)

CURRENT PUBLIC COMPANY BOARDS

●  General Electric

●  Linde (Chair)

●  PPG Industries

PAST PUBLIC COMPANY BOARDS

●  Praxair (Chair)

EDUCATION

●  North Carolina State University

●  MBA, Loyola College

GE COMMITTEE MEMBERSHIP

●  Audit

●  Governance (Chair)

PRIOR BUSINESS EXPERIENCE

●  Vice Chairman and Chief Restructuring Officer, American International Group (2008–2009)

●  Chairman, President and CEO, Safeco Insurance Company of America (2005–2008)

●  Chairman and CEO, AGL Resources (1998–2005)

●  CEO, Duke Energy Power Services, Duke Energy (1995–1998)

●  Previously served in various leadership positions at Associated Power Services, Pacific Gas Transmission Co. and Pacific Gas and Electric Company

CURRENT PUBLIC COMPANY BOARDS

●  General Electric

●  BP

●  National Grid UK (Chair)

PAST PUBLIC COMPANY BOARDS

●  Air Products & Chemicals

●  Anadarko Petroleum

●  BAE Systems

●  CBRE Group

●  Circuit City Stores

●  Coca-Cola Enterprises

●  Delta Air Lines

●  TransCanada

EDUCATION

●  Wellesley College

GE 2023 PROXY STATEMENT     9

Sébastien Bazin Director Since: 2016 Age: 61 Birthplace: France INDEPENDENT Chairman and CEO, AccorHotels, a global hotel company, Paris, France (since 2013)

Edward
Garden

Director Since: 2017

Age: 61

Birthplace:
United States

INDEPENDENT

Chief Investment Officer and Founding Partner, Trian Fund Management, L.P., an investment management firm, New York, NY (since 2005)

Catherine
Lesjak

Director Since: 2019

Age: 64

Birthplace:
Canada

INDEPENDENT

Former Chief Financial Officer, HP, a global technology company, and its predecessor, Hewlett-Packard, Palo Alto, CA (2007-2018)

GE COMMITTEE MEMBERSHIP

●  Compensation

●  Governance

PRIOR BUSINESS EXPERIENCE

●  CEO, Europe Colony Capital, a private investment firm (1997–2013)

●  Group Managing Director, CEO and General Manager, Immobilière Hôtelière (1992–1997)

●  Began career in 1985 in U.S. finance sector, becoming Vice President, M&A, PaineWebber

CURRENT PUBLIC COMPANY BOARDS

●  General Electric

●  AccorHotels, including Accor Acquisition Company (sponsored by Accor)

PAST PUBLIC COMPANY BOARDS

●  Huazhu Group

●  Carrefour

●  Banyan Tree Holding

OTHER POSITIONS

●  Vice Chairman, Supervisory Board, Gustave Roussy Foundation, cancer research funding

●  Chairman, Safar Ventures

EDUCATION

●  Sorbonne University

●  MA (Economics), Sorbonne University

GE COMMITTEE MEMBERSHIP

●  Compensation

PRIOR BUSINESS EXPERIENCE

●  Vice Chairman and Director, Triarc Companies (subsequently The Wendy’s Company and previously Wendy’s/Arby’s Group) (2004–2007) and Executive Vice President (2003–2004)

●  Managing Director, Credit Suisse First Boston (1999–2003)

●  Managing Director, BT Alex Brown (1994–1999)

CURRENT PUBLIC COMPANY BOARDS

●  General Electric

●  Janus Henderson Group

PAST PUBLIC COMPANY BOARDS

●  Invesco

●  Legg Mason

●  The Bank of New York Mellon

●  The Wendy’s Company

●  Family Dollar Stores

●  Pentair

EDUCATION

●  Harvard College

GE COMMITTEE MEMBERSHIP

●  Audit

●  Governance

PRIOR BUSINESS EXPERIENCE

●  Interim Chief Operating Officer, HP (2018–2019)

●  Interim CEO, Hewlett Packard (2010)

●  Senior Vice President and Treasurer, HP (2003–2007)

●  Previously served in various leadership positions within the financial organization at HP and Hewlett Packard, including as Global Controller, Software Solutions; Controller and Credit Manager for Commercial Customers; and as Manager, Financial Operations, Enterprise Marketing and Solutions (joined Hewlett Packard in 1986)

CURRENT PUBLIC COMPANY BOARDS

●  General Electric

●  PROS Holdings

●  GE HealthCare

PAST PUBLIC COMPANY BOARDS

●  SunPower (Chair, Audit Committee)

OTHER POSITIONS

●  Board, Haas School of Business, University of California, Berkeley

EDUCATION

●  Stanford University

●  MBA, University of California, Berkeley

10     GE 2023 PROXY STATEMENT

Darren
McDew

Director Since: 2023

Age: 62

Birthplace:
United States

INDEPENDENT

Retired Four-Star General, United States Air Force, and Former Commander of U.S. Transportation Command, Scott Air Force Base, Illinois (2015 - 2018)

Jessica Uhl New Director Nominee Age: 55 Birthplace: United States INDEPENDENT Former Chief Financial Officer, Shell plc, a global energy and petrochemical company, London, England (2017-2022)

GE COMMITTEE MEMBERSHIP

●  Governance

PRIOR GOVERNMENT EXPERIENCE

●  Four-star general who served for 36 years in the United States military before retiring in October 2018.

●  Commander, U. S. Transportation Command, the single manager for global air, land and sea transportation for the U.S. Department of Defense from 2015 to 2018.

●  Held various leadership roles across the U. S. Military, including Vice Director for Strategic Plans and Policy for the Joint Chiefs of Staff, Military Aide to the President, Director of Air Force Public Affairs, and Chief of Air Force Senate Liaison Division

CURRENT PUBLIC COMPANY BOARDS

●  General Electric

●  Abbott Laboratories

●  Parsons Corporation

OTHER POSITIONS

●  Director, United Services Automobile Association (USAA)

●  Director, Boys & Girls Club of America

●  Advisor, U. S. Innovative Technology

EDUCATION

●  Virginia Military Institute

●  MS, Aviation Management, Embry-Riddle Aeronautical University

GE COMMITTEE MEMBERSHIP

●  Audit*

PRIOR BUSINESS EXPERIENCE

●  CFO, Shell plc (2017-2022)

●  Executive Vice President, Finance, Integrated Gas, Shell plc (2016-2017)

●  Executive Vice President, Finance, Upstream Americas, Shell plc (2014-2015)

●  Vice President, Finance,
Unconventionals, Shell plc (2013-2014)

●  Vice President, Controller, Upstream and Projects and Technology, Shell plc (2010-2012)

●  Vice President, Finance, Shell Lubricants, Shell plc (2009-2010)

●  Head of External Reporting, Shell plc (2007-2009)

●  Vice President, Business Development, Shell Renewables, Hydrogen & C02, Shell plc (2005-2006)

●  Finance Manager, Shell Solar, Shell plc (2004-2005)

CURRENT PUBLIC COMPANY BOARDS

●  Goldman Sachs

PAST PUBLIC COMPANY BOARDS

●  Shell plc

OTHER POSITIONS

●  Vice Chair, Mission Possible Partnership

●  Strategic Advisor, Breakthrough Energy

●  Advisory Board, Columbia Center for Global Energy Policy

●  Trustee, Rocky Mountain Institute

EDUCATION

●  University of California, Berkeley

●  MBA, INSEAD, France

*  Upon election to the Board, Ms. Uhl will be appointed to the Audit Committee

GE 2023 PROXY STATEMENT     11

Board Composition

The Governance & Public Affairs Committee (Governance Committee) is charged with reviewing the composition of the Board and refreshing it as appropriate. With this in mind, the Governance Committee continuously reviews potential candidates and recommends nominees to the Board for approval. The Board takes a thoughtful approach to its composition to maintain alignment with the company’s evolving corporate strategy.

OUR PATH FORWARD	In connection with the spin-off of GE HealthCare in January 2023, a new board of directors assumed their roles at that company as it began operating independently. Current GE directors H. Lawrence Culp, Jr. and Catherine Lesjak also serve on the GE HealthCare board, and former GE directors Risa Lavizzo-Mourey and Tomislav Mihaljevic transitioned from the GE Board to the GE HealthCare board at the time of the spin-off. They were joined by GE HealthCare’s CEO Peter Arduini and five new independent directors as GE HealthCare became a public company. The director recruitment efforts continue as we look ahead to the planned separation of GE Vernova and GE Aerospace into independent companies. At the upcoming GE Annual Meeting, shareholders will have the opportunity to elect for the first time two new directors who bring decades of experience relevant to the future companies: Darren McDew and Jessica Uhl. They were recommended as directors by a search firm and by management, respectively.

Director Selection Process

Our Governance Committee, together with the full Board, is responsible for establishing criteria, screening candidates and evaluating the qualifications of persons who may be considered for service on our Board. The Governance Committee considers all shareholder recommendations for director candidates. The following describes the Board’s selection process:

1	SUCCESSION PLANNING
The Governance Committee prioritizes experiences and attributes to support the current and long-term needs of the company, within the context of the current Board structure, diversity, and mix of skills and experience.
2	IDENTIFICATION OF CANDIDATES
The Governance Committee engages in a search process to identify qualified director candidates, which process may include the use of an independent search firm, and assesses candidates’ skills, experience and background and their alignment with the company’s portfolio and strategy.
3	INTERVIEWING CANDIDATES
Qualified director candidates are typically interviewed by the Chairman and CEO, Governance Committee chair, lead director and other members of the Governance Committee, as well as other members of the Board and management, as necessary.
4	DECISION AND NOMINATION
After determining that the director candidates meet the priorities established by the Governance Committee and will serve in the best interests of the company and its shareholders, the Governance Committee recommends, and the full Board approves, director candidates for appointment to the Board and election by shareholders.
5	ELECTION
The shareholders consider the nominees and elect directors by majority vote to serve one-year terms.
6	ONGOING ASSESSMENT
The Governance Committee regularly assesses the composition of the Board to maintain alignment with the company’s strategy, and in connection with the Board’s nomination of a slate of directors the Governance Committee reviews considerations including past contributions by each director; the skills, experiences and diversity represented on the Board; and the results of previous shareholder votes.

Director Recruitment Priorities

RECRUITMENT PRIORITIES GOING FORWARD

●	Domain expertise aligned with the planned spin-offs

●	Operational experience

●	Capital allocation / finance

●	Government / regulatory

●	Technology / digital

●	Diversity

DIRECTOR “MUST- HAVES”

●	Leadership experience

●	Highest personal & professional ethics

●	Integrity & values

●	A passion for learning

●	Inquisitive & objective perspective

●	A sense of priorities & balance

●	Talent development experience

HOW YOU CAN RECOMMEND A CANDIDATE

Write to the Governance Committee, c/o Corporate Secretary, GE, at the address listed on the inside front cover of this proxy statement and include all information that our by-laws require for director nominations.

HOW WE REFRESH THE BOARD

●	Board evaluation. Each year, the Board assesses its effectiveness through a thorough evaluation at the Board and committee levels to assess the effectiveness of the directors and their ability to work as a team in the long-term interest of the company. See How We Evaluate the Board’s Effectiveness on page 16.

●	Term limits. The Board has a 15-year term limit for independent directors.

●	Age limits. With limited exceptions, directors may not be renominated to the Board after their 75th birthday.

See the Board’s Governance Principles (see Helpful Resources on page 77) for more information on these policies.

12     GE 2023 PROXY STATEMENT

Important Factors in Assessing Board Composition
 The Governance Committee strives to maintain an independent Board with broad and diverse experience and judgment that is committed to representing the long-term interests of our shareholders. The Governance Committee considers a wide range of factors when selecting and recruiting director candidates, including:

Creating an experienced, qualified Board with high personal integrity and character, and expertise in areas relevant to GE.

The Governance Committee seeks directors who possess extraordinary leadership qualities and demonstrate a practical understanding of organizations, processes, people, strategy, risk management and how to drive change and growth. Additionally, we believe directors should have experience in identifying and developing talent, given the Board’s role in human capital management and succession planning. In addition to these threshold qualities, we seek directors who bring to the Board specific types of experience relevant to GE and the company’s strategy.

Enhancing the Board’s diversity of background.

For decades, GE has been committed to building a cognitively diverse Board comprised of individuals from different backgrounds and with a range of experiences and viewpoints. Specifically, under the Board’s diversity policy, the Governance Committee considers attributes such as race, ethnicity, gender, cultural background and professional experience when reviewing candidates for the Board and in assessing the Board’s overall composition. The Board is committed to using refreshment opportunities to strengthen its cognitive diversity. Additionally, the Governance Committee is committed to considering the candidacy of women and racially and ethnically diverse candidates for future vacancies on the Board. To accomplish this, the Governance Committee will continue to require that search firms engaged by GE include a robust selection of women and racially and ethnically diverse candidates in all prospective director candidate pools. The Governance Committee reviews its effectiveness in balancing these considerations when assessing the composition of the Board.

Complying with regulatory requirements and the Board’s independence guidelines.

The Governance Committee considers regulatory requirements affecting directors, including potential competitive restrictions. It also looks at other positions the director has held or holds (including other board memberships), and the Board reviews director independence.

How We Assess Board Size

The Governance Committee takes a fresh look at Board size each year, consistent with the Board’s Governance Principles (see Helpful Resources on page 77). Based on the Board’s recent self-evaluations, assessment of trends with peer companies, and taking into account investor feedback, the Board anticipates it will continue to maintain approximately its current size. However, the Board may add additional directors in connection with our planned spin-offs.

Board Skills and Experience
9/10

INDUSTRY & OPERATIONS EXPERIENCE

We have sought directors with management and operational experience in the industries in which we compete. For example, in the last two years we have added directors with power, aviation and technology expertise.

9/10

FINANCE & ACCOUNTING EXPERIENCE

GE uses a broad set of financial metrics to measure its performance, and accurate financial reporting and robust auditing are critical to our success. We have added a number of directors who qualify as audit committee financial experts, and we expect all of our directors to have an understanding of finance and financial reporting processes.

4/10

INVESTOR EXPERIENCE

To promote strong alignment with our investors, we have added directors who have experience overseeing investments and investment decisions. We believe that these directors can help focus management and the Board on the most critical value drivers for the company, including with respect to setting executive compensation targets and objectives.

4/10

TECHNOLOGY EXPERIENCE

As a high-tech industrial company and leading innovator, we seek to add additional directors with technology backgrounds because our success depends on developing and investing in new technologies and ideas. Technology experience has become increasingly important as our products become more reliant on digital applications.

10/10

RISK MANAGEMENT EXPERIENCE

In light of the Board’s role in overseeing risk management and understanding the most significant risks facing the company, including strategic, operational, financial, legal and compliance and reputational risks, we seek directors with experience in risk management and oversight.

10/10

GLOBAL EXPERIENCE

We seek directors with global business experience because GE’s continued success depends on continuing to grow our businesses outside the United States. For example, in 2022, 57% of our revenue was attributable to activities outside the United States.

GE 2023 PROXY STATEMENT     13

Board Leadership Structure

GE believes that independent board oversight is an essential component of strong corporate performance. We also believe that the decision as to whether the positions of Chairman and CEO should be combined or separated, and whether an executive or an independent director should serve as the Chairman should be based upon the circumstances facing the company. Maintaining flexibility on this policy allows the Board to choose the leadership structure that will best serve the interests of the company and its shareholders at any particular time.

WHY OUR BOARD LEADERSHIP STRUCTURE IS APPROPRIATE FOR GE AT THIS TIME. The Board continues to believe that its current leadership structure, which has a combined role of Chairman and CEO, counterbalanced by a strong independent Board led by a lead director and independent directors chairing each of the Board committees, is in the best interests of GE and its shareholders. In the Board’s view, this structure allows Mr. Culp, as Chairman and CEO, to drive strategy and agenda setting at the Board level, while maintaining responsibility for executing on that strategy as CEO. At the same time, our lead director, Thomas Horton, works with Mr. Culp to set the agenda for the Board and also exercises additional oversight on behalf of the independent directors. In addition, the Board believes that combining the roles of Chairman and CEO is important to provide clarity on decision-making and accountability as we execute on our strategic transformation into three independent companies, and any potential conflicts that might result from combining the roles can be effectively mitigated through the duties of our lead director. The Board will continue to review the appropriateness of this structure and consider shareholder feedback from our ongoing engagements.

HOW WE SELECT THE LEAD DIRECTOR. The Governance Committee reviews potential candidates’ qualifications and attributes, including leadership and previous public company experience, and considers feedback from the current lead director, other Board members and the Chairman. The Governance Committee then makes a recommendation to the Board’s independent directors, who after review, elect the lead director. Thomas Horton, former Chairman and CEO of American Airlines, was first elected as the lead director in September 2018.

The Lead Director’s Role

The lead director has the following responsibilities (and may also perform other functions at the Board’s request), as detailed in the Board’s Governance Principles:

●	Board leadership — provides leadership to the Board in any situation where the Chairman’s role may be perceived to be in conflict, and chairs Board meetings in the absence of the Chairman

●	Board agenda, schedule & information — approves the agenda (with the ability to add agenda items), schedule and information sent to directors and calls additional meetings as needed

●	Leadership of independent director meetings — calls and leads independent director meetings, which are regularly scheduled (in addition to the numerous informal sessions that occur throughout the year) without any management directors or GE employees present

●	Chairman-independent director liaison — regularly meets with the Chairman and serves as liaison between the Chairman and the independent directors (although every director has direct access to the Chairman)

●	Shareholder communications — makes himself/herself available as the primary Board contact for direct communication with our significant shareholders

●	Board governance processes — works with the Governance Committee to guide the Board’s governance processes, including the annual Board self-evaluation and the annual Chairman’s evaluation

●	Board leadership structure review — oversees the Board’s periodic review and evaluation of its leadership structure

●	Committee chair selection — advises the Governance Committee in choosing committee chairs

CHAIRMAN OF THE BOARD & CEO

LEAD DIRECTOR elected solely by independent directors

CHAIRS The chairs of our Audit, Compensation and Governance committees are independent

Considerations in selecting current lead director: THOMAS HORTON

Mr. Horton was first elected to our Board at the 2018 Annual Meeting. During his tenure on our Board, he has established strong working relationships with his fellow directors and garnered their trust and respect. Furthermore, he has demonstrated strong leadership skills, independent thinking and a deep understanding of our businesses and their industries.

The independent directors’ decision to select Mr. Horton as lead director took into account the tenures and capabilities of each independent director, along with a potential candidate’s willingness and ability to serve as lead director, understanding that the position entails significant responsibility and time commitment. The Board considered that Mr. Horton also serves as lead independent director for Walmart. However, in reviewing Mr. Horton’s time commitment at Walmart, the independent directors noted that Walmart has three separate positions for CEO, chairman, and lead independent director, which mitigated concerns about Mr. Horton’s ability to dedicate sufficient time to the role as GE’s lead director under the circumstances.

14     GE 2023 PROXY STATEMENT

Board Governance Practices

Our Board seeks to operate with the highest degree of effectiveness, supporting a dynamic boardroom culture of independent thought and intelligent debate on critical matters. We take a comprehensive, year-round view of corporate governance and our adoption of best practices impacts our leadership structure, Board composition and recruitment, director engagement, and accountability to shareholders. Our Board and committee evaluation process allows for annual assessment of our Board practices and the opportunity to identify areas for improvement.

ENGAGED INDEPENDENT OVERSIGHT

BOARD OPERATIONS

- Frequent, regularly scheduled Board calls
- Director business engagements
- Open access to senior management and information
- Executive sessions with the CEO scheduled for each regular Board meeting
- Executive sessions with just the independent directors regularly throughout the year
- Access to third-party advisors

INCORPORATION OF FEEDBACK

ANNUAL GOVERNANCE REVIEW

- Review and update corporate governance practices based on evolving best practices and stakeholder feedback

ANNUAL SELF-EVALUATION

- Formal Board and committee self-evaluation conducted by lead director or independent third-party
- Feedback incorporated in Board practices

SHAREHOLDER OUTREACH

- Regular year-round engagement with shareholders

GOVERNANCE PRACTICES

ACCOUNTABILITY TO SHAREHOLDERS

- Proxy access for director candidates nominated by shareholders
- Majority voting standard for uncontested director elections
- Annual election of all directors

GOVERNANCE PRINCIPLES

- Robust lead director functions
- Term and age limits for directors
- Stock ownership and holding guidelines for directors
- Prohibition on stock hedging and pledging

BOARD COMPOSITION

DIRECTOR RECRUITMENT

- Seek directors with relevant expertise for future strategy and broad perspectives based on Board self-evaluation

DIVERSE, INDEPENDENT BOARD WITH MIX OF TENURES

- Set Board size to encourage robust discussion and engagement, while maintaining diverse perspectives

DIRECTOR EDUCATION

- Orientation program to complement the recruitment process
- Briefing sessions on topics that present particular risks and opportunities to the company
- Access to outside educational programs pertaining to the directors' responsibilities
- Site visit to GE facilities

How We Evaluate the Board’s Effectiveness

Annual Evaluation Process

The Governance Committee oversees and approves the annual formal Board evaluation process and determines whether it is appropriate for the evaluations to be conducted by the lead director or an independent consultant each year. In 2022, the evaluation process was conducted by Mr. Horton as lead director.

1	WRITTEN QUESTIONNAIRES
Directors completed written questionnaires, which are benchmarked and refreshed each year focusing on the performance of the Board and each of its committees.

2	INDIVIDUAL INTERVIEWS
The lead director conducted one-on-one interviews with each member of the Board focused on:

●	reviewing the Board’s and its committees’ performance over the prior year; and

●	identifying areas for potential enhancements of the Board’s and its committees’ processes going forward.

3	DISCUSSION OF RESULTS
The lead director reviewed the written questionnaire and interview responses with the chairs of each committee and then met with the full Board to discuss the findings from the evaluation.

4	USE OF FEEDBACK
The Board and each of its committees developed plans to take actions based on the results, as appropriate.

GE 2023 PROXY STATEMENT     15

Board Operations

2022 Areas of Focus

●   Long-term strategy and business portfolio reviews, including oversight of our strategic transformation

●   Strategy for the energy transition and climate change

●   Capital structure and liquidity, particularly in connection with our plan to create three investment grade rated public companies

●   Business operating and performance reviews

●   Sustainability, including external reporting

●   Management succession planning

●   Aviation sector recovery, and current industry dynamics

●   Enterprise risk management

A Typical GE Board Meeting

During 2022, the Board held seven regularly scheduled meetings, plus five special meetings. Five regularly scheduled meetings were held in-person and two regularly scheduled meetings were held virtually, and the schedules were adjusted to accommodate director participation from different time zones. All special meetings were held virtually.

1	BEFORE THE MEETING	Board committee chairs: prep meetings with management, auditors and outside advisors	Management: internal prep meetings
2	THURSDAY (DAY 1)	Daytime: Board committee meetings & Board meeting	Evening: informal gathering with management & Board working dinner
3	FRIDAY (DAY 2)	Early morning: independent directors’ breakfast session	Daytime: full Board meeting (including reports from each committee chair) followed by an executive session
4	AFTER THE MEETING	Management: debrief sessions to discuss & respond to Board follow-up items

Full Board 12 meetings in 2022

Chairman H. Lawrence Culp, Jr.	Lead Director Thomas Horton

Independent
Director Meetings

The independent directors meet regularly in executive sessions at scheduled Board meetings. They may have other special meetings throughout the year. These executive sessions are designed to promote candor and discussion of matters in a setting that is independent of the Chairman and CEO. The lead director chairs each of these executive sessions.

The GE Board in Action: 2022 Highlights

Our Board recognizes that its oversight of our strategic priorities and responsibility to GE shareholders requires a personal and professional commitment that extends well beyond regularly scheduled Board meetings. Ongoing and meaningful engagement with the business is critical to staying informed and provides the type of insight that allows our directors to provide effective guidance to our leadership team and to engage in constructive dialogue with each other.

ENGAGEMENT WITH SHAREHOLDERS

Governance Discussions

Engagement with shareholders included Thomas Horton (lead director)

DIRECTOR EDUCATION

Ongoing Functional Deep Dives

Periodic sessions with insurance and legal teams

Kaizen Events

Participation in education sessions on Lean fundamentals and other lean events

New Director Orientation

Full orientation program for new directors

ENGAGEMENT WITH THE BUSINESSES

Regular Board Calls

Provide an opportunity for the CEO and the rest of the Board to discuss company operations in real-time

Quarterly Senior Leadership Meetings

Director attendance and presentations

Business Visits and Functional Deep Dives

Provide opportunity for direct employee interaction and better understanding of GE culture

BUSINESS AND STRATEGY REVIEW SESSIONS

●  Director participation at strategy sessions for GE Aerospace (September)

●  Director participation at strategy reviews for GE Vernova (October)

SITE VISITS BY DIRECTORS

●  GE Global Research Center in Niskayuna, NY

●  GE Gas Power in Schenectady, NY

●  GE Gas Power in Greenville, SC

●  GE Aerospace in Evendale, OH

●  GE HealthCare in Waukesha, WI

GE LEADERSHIP MEETINGS

●  Director participation in quarterly leadership meetings for top ~900 company executives

Regular calls with CEO

16     GE 2023 PROXY STATEMENT

Board Committees

COMMITTEE COMPOSITION

Listed to the right are the current members of each committee.

Independence. All committee members satisfy the NYSE’s and GE’s definitions of independence.

COMMITTEE OPERATIONS

Each committee meets periodically throughout the year, reports its actions to the Board, receives reports from senior management, annually evaluates its performance and can retain outside advisors. Formal meetings are typically supplemented with additional calls and sessions.

COMMITTEE RESPONSIBILITIES

The key responsibilities of each committee are listed to the right. For more detail, see the Governance Principles and committee charters (see Helpful Resources on page 77).

Audit	Governance & Public Affairs	Management Development & Compensation
10 meetings in 2022	6 meetings in 2022	9 meetings in 2022
Chair Leslie Seidman Other Members D’Souza, Goren, Lesjak & Reynolds	Chair Paula Rosput Reynolds Other Members Bazin, Horton & Lesjak	Chair Stephen Angel Other Members Bazin, D’Souza, & Garden

Recent Activities and Key Focus Areas

●  Overseeing the simplification of the company’s financial reporting

●  Overseeing the independent auditor, including the detailed audit plan and budget

●  Conducting cross-functional reviews with internal audit staff, tax, cyber/IT and compliance

●  Overseeing the enterprise risk management framework and risk assessment measures

●  Overseeing material litigation strategy and the compliance and cybersecurity programs

●  Overseeing the development of the company’s sustainability and environmental, social and governance (ESG) commitments and strategies and enhancements to disclosure

●  Reviewing the Board’s leadership structure and committee composition

●  Identifying and recruiting new directors

●  Overseeing the company’s safety programs and performance

●  Overseeing management of environmental remediation efforts

●  Reviewing critical talent to support the needs of GE with focus on human capital management, succession planning, diversity and talent development and retention

●  Focusing on increased alignment of pay and performance through effective short- and long-term incentive compensation design

●  Engaging with shareholders and reviewing feedback and external benchmarking of compensation practices

●  Overseeing cultural transformation for GE, prioritizing leadership behavior

Our Path Forward

●  Overseeing the carve-out audits for the spin-off companies, preparation of the Form 10 registration statements and standalone readiness of the compliance, internal audit, digital technology, enterprise risk and other key functions in connection with the spin-offs

	● Leading the director recruitment efforts in connection with the planned formation of three independent public companies	● Overseeing talent recruitment, development and placement/ retention in connection with the planned business separations and transition to three standalone companies

Key Responsibilities and Areas of Risk Oversight

●  Oversees GE’s independent auditor, including the audit plan and budget, and monitors independence and performance

●  Oversees the effectiveness of GE’s financial reporting processes and systems

●  Discusses with auditor and management key reporting practices (including non-GAAP measures), critical audit matters and new accounting standards

●  Monitors the effectiveness of GE’s internal controls

●  Reviews and evaluates the scope and performance of the internal audit staff and compliance program

●  Oversees the company’s enterprise risk management and cybersecurity programs

●  Monitors GE’s significant litigation and investigations

●  Oversees external reporting on sustainability matters in coordination with the Governance Committee

●  Oversees the Board’s governance processes, including all significant governance policies and procedures

●  Oversees company policies and strategies related to climate change management, political spending & lobbying, human rights, and environment, health & safety

●  Oversees external reporting on sustainability matters in coordination with the Audit Committee

●  Reviews and makes recommendations to the Board with respect to director independence

●  Reviews Board composition and compensation in connection with long-term strategy and identifies new directors for GE

●  Oversees Board and committee self-evaluations

●  Reviews conflicts of interest, as applicable

●  Oversees GE’s executive compensation policies, practices and programs

●  Reviews material elements of executive compensation, including equity awards, deferred compensation, severance and perquisites

●  Oversees and approves goals and objectives for performance-based equity awards and evaluates performance against those goals

●  Evaluates and approves compensation of the CEO

●  Reviews risk assessment of compensation policies and practices

●  Oversees development of executive succession plans, including recruitment, development and retention efforts for all employees

●  Oversees strategies and policies related to human capital management, including matters such as diversity, equity and inclusion, workplace environment and culture, and talent recruitment, development, engagement and retention

GE 2023 PROXY STATEMENT     17

Key Areas of Board Oversight

Strategy

The Board has oversight responsibility for management’s establishment and execution of corporate strategy, and elements of strategy are discussed at every regularly scheduled Board meeting. The Board also engages directly with the leaders of GE’s businesses and regularly reviews the businesses’ strategic and operational priorities, competitive environment, market challenges, economic trends and regulatory developments. GE’s annual long-term strategy process focuses on key strategic questions identified for each business. The leadership teams from the businesses discuss these questions, and their business priorities for the coming year as informed by the long-term strategy process, with the Board during strategy sessions in December of each year. A long-term orientation and these key strategic questions continue to be integrated with how we set multi-year priorities across our businesses, as well as our budgets and operational and financial objectives. The Board at meetings throughout the year also regularly discusses capital allocation plans, the company’s performance against its operating plan and annual budget and potential mergers, acquisitions and dispositions with a view toward alignment with our strategic priorities.

OUR PATH FORWARD	In 2021, the full Board conducted a rigorous portfolio and business strategy review over several months, culminating in the announcement of the plan to separate GE’s businesses into three industry-leading public companies, focusing on the growth sectors of healthcare, aviation and energy. During 2022, the Board remained closely engaged with our ongoing execution for this strategic transformation, while also continuing to conduct rigorous reviews of business strategy and performance. In January 2023, we completed a spin-off to separate GE HealthCare, creating a global leader in precision healthcare. The Board continues to oversee the strategic transformation as we work to drive long-term growth and value for customers, investors and employees with the planned launch of GE Vernova and GE Aerospace as standalone companies with a second spin-off.

Enterprise Risk Management

Risk assessment and risk management are the responsibility of the company’s management, and the Board has oversight responsibility for those processes. The Audit Committee assists with the oversight of the company’s enterprise risk management framework, and the Board has also delegated specific risk oversight responsibility to committees of the Board based on the expertise of those committees. Our Governance Principles and committee charters define the risk areas for which each committee has ongoing oversight responsibility, while the Board as a whole focuses on the most significant risks facing the company. Throughout the year, the Board and the committees to which it has delegated responsibility dedicate a portion of their meetings to review and discuss specific risk topics in greater detail.

GE’s Chief Risk Officer coordinates the company’s enterprise risk management framework and reports regularly to the Audit Committee and the full Board on risk topics. During 2022, reviews with the Audit Committee or Board have included discussions of top enterprise risks, risk management processes at the GE business-level, and risks related to the company’s strategic planning and priorities. Additionally, during 2022, the Audit Committee spent significant time reviewing key risks and standalone readiness related to the GE HealthCare spin-off.

We typically organize enterprise risks into the broad categories of strategic, operational, financial, legal and compliance, and reputational risks. Risks identified through our risk management processes are prioritized and, depending on the probability and severity of the risk as well as the immediacy of the risk assessed, escalated as appropriate. Senior management discusses these risks regularly with the risk owners within the businesses or at the corporate level. Risk leaders within the businesses and corporate functions are responsible for identifying key risks and presenting risk assessments to senior management and, when appropriate, to the full Board or the relevant Board committee. For example, each GE business discusses its top enterprise risks during quarterly operating reviews, as well as risk mitigation strategies and other related considerations. In addition, at regularly scheduled Board meetings, GE business leaders review their risk management programs and top risks with the Audit Committee, which is responsible for the oversight of GE’s overall enterprise risk management framework. The GE business leaders also present periodically to the full Board. For a discussion of key risks that could have a material adverse effect on our business, reputation, financial position and results of operations, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022.

Sustainability

GE is rising to the challenge of building a world that works, with a focus on opportunities for our technology in the future of smarter and more efficient flight and the energy transition to drive decarbonization. In connection with the planned spin-offs, we have worked across GE to ensure that the independent companies we are creating will operate with sustainability at their core on day one. We are fully seizing the opportunity to focus on the critical global needs in energy and aviation, merging the legacy of GE’s technology and culture and the best-in-class expertise of modern sustainability programs.

We recognize the importance of these topics to our shareholders and other stakeholders, and sustainability is a driving force behind the work we do and the company’s long-term value. More information that may be of interest to a variety of stakeholders about GE’s sustainability approach, priorities and performance, including about safety, greenhouse gas emission reductions for our own operations and for our products, including Scope 3 emissions from use of sold products, environmental stewardship, diversity and inclusion (as also discussed further below), supply chain and human rights and other matters, can be found in our Sustainability Report. Among other things, the Sustainability Report includes our ambition to be a net zero company by 2050, targets for reducing Scope 1 and Scope 2 emissions, Scope 3 reporting for use of sold products and TCFD-aligned reporting on climate-related risks.

Sustainability is an integrated aspect of how we think about strategy and risk. Our Board and management believe the long-term interests of shareholders are advanced by responsibly addressing the concerns of other stakeholders and interested parties including employees, recruits, customers, suppliers, GE communities, government officials and the public at large. We believe the integration of a sustainability lens with our daily operations, culture and company priorities is important to driving results. At the Board level, these topics often span multiple functional categories and areas of oversight, and therefore oftentimes involve discussion at the full Board level rather than individual committees. In addition, our Governance Committee has oversight responsibility for GE’s priorities and external reporting related to sustainability matters, and our Audit Committee also plays a role in the oversight of such external reporting, including reporting on these matters in SEC filings and data quality related to this reporting.

For additional reporting on sustainability and ESG matters, see our ESG webpages, our 2021 Sustainability Report, our 2021 Human Rights Report and our 2021 Diversity Annual Report (see Helpful Resources on page 77).

Our Reach
ENERGY TRANSITION 1/3 of the world’s electricity generated with the help of our technology	FUTURE OF FLIGHT 3 out of 4 commercial flights powered by GE or partner engines

18     GE 2023 PROXY STATEMENT

Board Oversight
Key Areas Related to Strategy, Risk & Sustainability

FULL BOARD	AUDIT COMMITTEE
● Long-term strategy ● Most significant risks facing GE ● Reviews with each business ● Financial performance ● Energy transition and climate change	● Financial statements, systems & reporting ● Regulatory, compliance and litigation risks ● Cybersecurity ● Enterprise risk management framework ● Auditors (internal and external)

GOVERNANCE & PUBLIC AFFAIRS COMMITTEE	MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE
●  Corporate governance
●  Legislative, regulatory and public policy matters
●  Environmental, health and safety matters
●  Support of full Board’s oversight on climate change
●  External reporting related to sustainability/ESG matters
● Human capital management, including diversity and pay equity ● Talent development ● Succession planning ● Executive compensation

Key Governance Processes
Management Level

OPERATING REVIEWS	ORGANIZATION & TALENT REVIEWS	LONG-TERM STRATEGY REVIEWS	BUDGET PROCESS
Quarterly GE CEO reviews with each business on their operating priorities, execution against plan and top risks	Annual GE CEO review dedicated to organization and critical talent strategy to drive business results, including action plans related to cultural transformation and diversity	Annual long-range review of business strategy, technology roadmap and competitive position, including investment requirements to deliver sustainable growth	Annual budget planning process, designed to focus near-term financial execution and investments profile to deliver long-term strategic objectives

Enterprise Risk Management Framework

Strategic Risk	Operational Risk	Financial Risk	Legal & Compliance Risk	Reputational Risk

GE 2023 PROXY STATEMENT     19

Other Governance Policies & Practices

Director Attendance at Meetings

The Board expects directors to attend all meetings of the Board and the committees on which the director serves as well as the Annual Meeting.

BOARD/COMMITTEE MEETINGS. In 2022, each of our current directors attended at least 75% of the meetings held by the Board and committees on which the member served during the period the member was on the Board or committee. Average attendance by our directors for these meetings was 95% during 2022.

ANNUAL SHAREHOLDERS MEETING. All of our then-serving directors attended the 2022 Annual Meeting.

Board Integrity Policies

CODE OF CONDUCT. All directors, officers and employees of GE must act ethically at all times and in accordance with GE’s code of conduct (The Spirit & The Letter). Under the Board’s Governance Principles, the Board does not permit any waiver of any ethics policy for any director or executive officer. The Spirit & The Letter, and any amendments to the code that we are required to disclose under SEC rules, are posted on GE’s website (see Helpful Resources on page 77).

CONFLICTS OF INTEREST. All directors are required to recuse themselves from any discussion or decision affecting their personal, business or professional interests. If an actual or potential conflict of interest arises, the director is required to promptly inform the chairman/CEO and the lead director. The Governance Committee reviews any such conflict of interest. If any significant conflict cannot be resolved, the director involved is expected to resign.

Limits on Director Service on
Other Public Boards

GE POLICY. As discussed in detail in the Board’s Governance Principles, and summarized in the table below, the Board has adopted policies designed to help ensure that all our directors have sufficient time to devote to GE matters.

PERMITTED # OF PUBLIC COMPANY BOARDS (INCLUDING GE)
Public company executives	2*
Other directors	4
PERMITTED # OF PUBLIC COMPANY AUDIT COMMITTEES (INCLUDING GE)
Audit Committee member	3**
OTHER RESTRICTIONS
Lead Director	Typically, should not serve as lead director, chair or CEO of another public company

*	Service on the board of a public company for which a director serves as an executive, together with service on the board of any public company subsidiary or public affiliates as part of the director’s executive responsibilities, shall count as one board for purposes of this limit.
**	Unless the member is a retired certified public accountant, CFO, controller or has similar experience in which case the limit for such member shall be four public company audit committees (including GE) if the Board affirmatively determines that such service does not impair service on GE’s Audit Committee.

HOW LIMITS WERE APPLIED TO HORTON. In appointing Mr. Horton as lead director, the independent directors considered the fact that Mr. Horton is also the lead director for Walmart. In reviewing Mr. Horton’s time commitment at Walmart, the independent directors noted that Walmart has three separate positions for CEO, chairman and lead independent director, mitigating the potential time commitment of the lead director. The Board determined that Mr. Horton could serve in both roles under the circumstances.

HOW YOU CAN FIND MORE INFORMATION ABOUT OUR GOVERNANCE PRACTICES

Each year we review GE’s governance documents and update them as appropriate. These documents include the Board’s Governance Principles — which include our director qualifications and director independence guidelines — as well as Board committee charters. The web links for these materials can be found under Helpful Resources on page 77.

HOW YOU CAN COMMUNICATE WITH YOUR BOARD

The Audit Committee and the independent directors have established procedures to enable anyone who has a comment or concern about GE’s conduct — including any employee who has a concern about our accounting, internal accounting controls or auditing matters — to communicate that comment or concern directly to the lead director or to the Audit Committee. Information on how to submit these comments or concerns can be found on GE’s website (see Helpful Resources on page 77).

20     GE 2023 PROXY STATEMENT

How We Assess Director Independence

BOARD MEMBERS. The Board’s Governance Principles require all non-management directors to be independent. All of our director nominees (shown under Election of Directors on page 6) other than Mr. Culp are independent. In addition, Mr. D’Souza and Ms. Seidman, who are not standing for reelection at the Annual Meeting, Drs. Lavizzo-Mourey and Mihaljevic, who served on the Board until January 2023, Mr. Carter, who served on the Board until October 2022, and James Tisch, who served on the Board until May 2022, were each determined to be independent during the period they served on the Board.

●	The Board’s guidelines. For a director to be considered independent, the Board must determine that he or she does not have any material relationship with GE. The Board’s guidelines for director independence conform to the independence requirements in the New York Stock Exchange’s (NYSE) listing standards. In addition to applying these guidelines, which you can find in the Board’s Governance Principles (see Helpful Resources on page 77), the Board considers all relevant facts and circumstances when making an independence determination.

●	Applying the guidelines in 2022. In assessing director independence for 2022, the Board considered relevant transactions, relationships and arrangements, including relationships among Board members, their family members and the company, as described below.

COMMITTEE MEMBERS. All members of the Audit Committee, Management Development & Compensation Committee, and Governance Committee must be independent, as defined by the Board’s Governance Principles. Committee members must also meet additional committee-specific standards:

●	Heightened standards for Audit Committee members. Under a separate SEC independence requirement, Audit Committee members may not accept any consulting, advisory or other fees from GE or any of its subsidiaries, except compensation for Board service.

●	Heightened standards for members of the Management Development & Compensation and Governance Committees. As a policy matter, the Board also applies a separate, heightened independence standard to members of the Management Development & Compensation and Governance Committees: no member of either committee may be a partner, member or principal of a law firm, accounting firm or investment banking firm that accepts consulting or advisory fees from GE or a subsidiary. In addition, in determining that Management Development & Compensation Committee members are independent, NYSE rules require the Board to consider their sources of compensation, including any consulting, advisory or other compensation paid by GE or a subsidiary.

The Board has determined that all members of the Audit, Management Development & Compensation and Governance Committees are independent and also satisfy applicable committee-specific independence requirements.

Relationships and Transactions Considered for Director Independence

The Board considered the following relationships and transactions in making its determination that all director nominees and all directors that served since the 2022 Annual Meeting, other than Mr. Culp, are independent.

2022 TRANSACTIONS CONSIDERED FOR DIRECTOR INDEPENDENCE

DIRECTOR/NOMINEE	ORGANIZATION	RELATIONSHIP	SALES TO GE <1% OF OTHER COMPANY’S REVENUES	PURCHASES FROM GE <1% OF OTHER COMPANY’S REVENUES	INDEBTEDNESS TO GE <1% OF GE’S ASSETS
Bazin	AccorHotels	Chair & CEO		N/A	N/A
Horton	Global Infrastructure Partners	Partner		N/A
Mihaljevic	Cleveland Clinic	CEO & President			N/A
Tisch*	Loews (and its subsidiaries)	President & CEO
All directors	Various charitable organizations	Executive, director or trustee	Charitable contributions from GE <1% of the organization’s revenues

*	Mr. Tisch served as our director until our 2022 Annual Meeting on May 4, 2022, at which he did not stand for reelection.

GE 2023 PROXY STATEMENT     21

Related Person Transactions
& Other Information

HOW WE REVIEW AND APPROVE TRANSACTIONS. We review all relationships and transactions in which the company and our directors and executive officers or their immediate family members participate if the amount involved exceeds $120,000. The purpose of this review is to determine whether they have a material interest in the transaction, including an indirect interest. The company’s legal staff is primarily responsible for making these determinations based on the relevant facts and circumstances, and for developing and implementing processes and controls for obtaining information about these transactions from directors and executive officers. In addition, the Governance Committee reviews and approves any such related person transaction. As described in the Governance Principles, which are available on GE’s website (see Helpful Resources on page 77), in the course of reviewing and approving a disclosable related person transaction, the Governance Committee considers the factors described below. As SEC rules require, we disclose in our proxy statement all such transactions that are determined to be directly or indirectly material to a related person. During 2022, there were no related person transactions that met the requirements for disclosure in this proxy statement.

FACTORS USED IN ASSESSING RELATED PERSON TRANSACTIONS
●	Nature of related person’s interest in transaction
●	Material transaction terms, including amount involved and type of transaction
●	Importance of transaction to related person and GE
●	Whether transaction would impair a director or executive officer’s judgment to act in GE’s best interest
●	Any other matters the committee deems appropriate, including any third-party fairness opinions or other expert reviews obtained in connection with the transaction

For a description of shareholder derivative lawsuits involving certain current and former GE executives and members of the Board, refer to Note 24. Commitments, Guarantees, Product Warranties and Other Loss Contingencies in GE’s financial statements in our Annual Report on Form 10-K for 2022.

Independent Oversight of
Political Spending

The Governance Committee, composed solely of independent directors, oversees the company’s political spending and lobbying. This includes political and campaign contributions as well as any contributions to trade associations and other tax-exempt and similar organizations that may engage in political activity. As part of its oversight role in public policy and corporate social responsibility, the Governance Committee is responsible for the following:

●	Policy oversight. A yearly review of GE’s political spending policies and lobbying practices.
●	Budget oversight. Approval of GE’s annual budget for political activities.
●	Reporting. Oversight of a report on the company’s political spending, which is updated twice each year and made available on our ESG website (see Helpful Resources on page 77).

GE currently discloses the names of all trade associations receiving more than $50,000 from the company, including the portion of the company’s payment used for lobbying or political expenditures, as well as any contributions to 501(c)(4) organizations, beginning with contributions made in 2018. GE’s political spending has declined in recent years, and in 2022 GE did not contribute any corporate funds to political campaigns, committees or candidates for public office.

22     GE 2023 PROXY STATEMENT

Director Compensation

The compensation program for independent directors is designed to achieve the following goals:

●	Fairly pay directors for the work required at a company of GE’s size and scope, as benchmarked against our peer group;
●	Align directors’ interests with the long-term interests of GE shareholders; and
●	Be simple, transparent and easy for shareholders to understand.

Annual Compensation

OVERVIEW. Our independent directors receive annual compensation as shown in the table below. There are no additional meeting fees. The lead director and members of our Board committees receive additional compensation due to the workload and broad responsibilities of these positions.

All independent directors	$275,000
Lead director	$50,000
Audit Committee members	$35,000
Management Development & Compensation Committee members	$25,000
Governance & Public Affairs Committee members	$10,000
●	Form of payment. 40% in cash and 60% in awards of deferred stock units (DSUs); directors can elect to defer some or all of the cash portion and instead receive additional DSUs
●	Time of payment. Quarterly installments in arrears
●	Multiple committees. If a director serves on more than one committee, the additional compensation applies separately for each committee
●	Limit on director compensation. $1,000,000 annually, including cash & equity but excluding amounts awarded under the Charitable Award Program (which has been closed to new directors)

HOW DEFERRED STOCK UNITS WORK. Each DSU is equal in value to a share of GE stock and is fully vested upon grant but does not have voting rights. To calculate the number of DSUs to be granted, we divide the target value of the DSUs by the average closing price of GE stock for the 20 days preceding and including the grant date.

DSUs accumulate quarterly dividend-equivalent payments, which are reinvested into additional DSUs. The DSUs are paid out in cash beginning one year after the director leaves the Board. Directors may elect to take their DSU payments as a lump sum or in payments spread out for up to 10 years.

OUR PATH FORWARD	TREATMENT OF DEFERRED STOCK UNITS IN CONNECTION WITH THE GE HEALTHCARE SPIN-OFF.
In the GE HealthCare spin-off, each current or former director of GE (including individuals who are now serving as directors of GE HealthCare and no longer serving as directors of GE) that held outstanding DSUs denominated in GE stock as of the GE HealthCare spin-off retained his or her GE-denominated DSUs and received additional DSUs from GE denominated in shares of GE HealthCare common stock based on the shareholder distribution ratio utilized for the GE HealthCare spin-off. As this treatment is consistent with the manner in which GE shareholders received GE HealthCare shares in the spin-off, it promotes alignment with GE shareholders for directors through the execution of our planned business separations.

OTHER COMPENSATION. Our independent directors may also receive the following benefits:

●	Matching Gifts Program. Independent directors may participate in the GE Foundations Matching Gifts Program on the same terms as GE employees. Under this program, the GE Foundation matches for each participant up to $5,000 for annual contributions to approved charitable organizations.
●	Charitable Award Program. Each director who joined the Board before 2016 may, upon leaving the Board, designate up to five charitable organizations to share in a $1 million GE contribution. Directors may not choose a private foundation with which they are affiliated. The Board terminated this program for new directors in 2015.
●	Incidental Board Meeting Expenses. The company occasionally provides travel and sponsors activities for spouses or other guests of the directors in connection with Board meetings. No such expenses were incurred during 2022.

No Additional Director Compensation

Independent directors do not receive any cash incentive compensation, hold deferred compensation balances (other than DSUs) or receive pension benefits. Since 2003, DSUs have been the only equity incentive compensation awarded to the independent directors; we ceased granting stock options to directors in 2002, and no independent director had stock options outstanding as of the most recent fiscal year-end. Directors who are company employees do not receive any compensation for their services as directors.

Share Ownership Requirements for Independent Directors

STOCK OWNERSHIP REQUIREMENTS (MULTIPLES OF ANNUAL CASH RETAINER) 5X for independent directors

All independent directors are required to hold at least $550,000 (which is five times the cash portion of their annual retainer, or $110,000) worth of GE stock and/or DSUs while serving as GE directors. A director has five years from joining the Board to meet this ownership threshold. All directors are in compliance with this requirement.

GE 2023 PROXY STATEMENT     23

Director Compensation Table

This table shows the compensation that each independent director earned for his or her 2022 Board and committee service. Mr. Garden has advised us that, pursuant to his arrangement with Trian, he transfers to Trian, or holds for the benefit of Trian and/or Trian entities, all director compensation paid to him.

NAME OF DIRECTOR	CASH FEES	STOCK AWARDS	MATCHING GIFTS	TOTAL
Stephen Angel	$7,639	$219,545	$0	$227,184
Sébastien Bazin	$0	$296,667	$0	$296,667
Ashton Carter*	$101,087	$143,055	$0	$244,142
Francisco D’Souza	$0	$320,591	$0	$320,591
Edward Garden	$120,000	$172,258	$0	$292,258
Isabella Goren	$97,716	$139,368	$5,000	$242,084
Thomas Horton	$141,500	$202,897	$0	$344,397
Risa Lavizzo-Mourey	$114,000	$163,645	$5,000	$282,645
Catherine Lesjak	$128,000	$183,742	$0	$311,742
Tomislav Mihaljevic	$81,643	$116,115	$0	$197,758
Paula Rosput Reynolds	$100,500	$224,414	$0	$324,914
Leslie Seidman	$124,000	$178,000	$5,000	$307,000
James Tisch*	$0	$94,046	$0	$94,046

*	Mr. Carter passed away on October 24, 2022, and Mr. Tisch did not stand for re-election at our 2022 Annual Meeting. The amounts reported for these former directors represent compensation earned for their 2022 service as directors.

CASH FEES. Amount of cash compensation earned in 2022 for Board and committee service.

STOCK AWARDS. Aggregate grant date fair value of DSUs granted in 2022, as calculated in accordance with SEC rules, including amounts that the directors deferred into DSUs in lieu of all or a part of their cash compensation. Grant date fair value is calculated by multiplying the number of DSUs granted by the closing price of GE stock on the grant date (or the last trading day prior to the grant date), which was $91.50 for March 31, 2022 grants, $63.67 for June 30, 2022 grants, $61.91 for September 30, 2022 grants, and $83.79 for December 31, 2022 grants. The table below shows the cash amounts that the directors deferred into DSUs in 2022 and the number of DSUs accrued as of 2022 fiscal year-end.

DIRECTOR	CASH DEFERRED INTO DSUs IN 2022	# DSUs ACCRUED AT 2022 FISCAL YEAR-END*
Stephen Angel	$87,912	3,138
Sébastien Bazin	$124,000	22,285
Ashton Carter	$0	5,658
Francisco D’Souza	$134,000	27,977
Edward Garden	$0	12,078
Isabella Goren	$0	1,976
Thomas Horton	$0	13,144
Risa Lavizzo-Mourey	$0	13,252
Catherine Lesjak	$0	9,575
Tomislav Mihaljevic	$0	1,678
Paula Rosput Reynolds	$33,500	11,665
Leslie Seidman	$0	15,573
James Tisch	$38,835	27,938

*	Amounts do not take into account the treatment of outstanding DSUs in 2023 in connection with the GE HealthCare spin-off. See Treatment of Deferred Stock Units in Connection with the GE HealthCare Spin-Off on page 23 for additional details.

24     GE 2023 PROXY STATEMENT

Stock Ownership Information

Beneficial Ownership Table

The following table shows beneficial ownership of our common stock as calculated under SEC rules, as of December 31, 2022, for (i) our directors and nominees, (ii) our named executives, (iii) our current directors and executives as a group, and (iv) beneficial owners of more than 5% of our common stock. Except to the extent noted below, everyone included in the table has sole voting and investment power over the shares reported. None of the shares are pledged as security by the named person, although standard brokerage accounts may include non-negotiable provisions regarding set-offs or similar rights. This table does not take into account the treatment of outstanding equity in 2023 as a result of the GE HealthCare spin-off. See Treatment of Outstanding Equity Awards with GE HealthCare Spin-Off on page 38 for additional details.

DIRECTORS & NOMINEES	NUMBER OF SHARES		PERCENT OF CLASS
Stephen Angel	11,098	*	**
Sébastien Bazin	0	*	**
Francisco D’Souza	18,937	*	**
Edward Garden	4,016,414	*	**
Isabella Goren	0	*	**
Thomas Horton	6,906	*	**
Catherine Lesjak	0	*	**
Darren McDew	0		**
Paula Rosput Reynolds	6,100	*	**
Leslie Seidman	1,812	*	**
Jessica Uhl	0		**
Total	4,061,267		**

NAMED EXECUTIVES
H. Lawrence Culp, Jr.	1,955,661		**
Carolina Dybeck Happe	52,362		**
Peter Arduini	0		**
John Slattery	101,414		**
Russell Stokes	292,185		**
Total	2,401,622		**

CURRENT DIRECTORS & EXECUTIVES
Current directors & executives as a group (18 people)	7,263,141		**

5% BENEFICIAL OWNERS
Capital Research Group Global Investors, 333 S. Hope St., 55th Fl., Los Angeles, CA 90071	102,093,162		9.4%
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355	86,785,547		8.0%
BlackRock, Inc., 55 East 52nd Street, New York, NY 10055	67,872,032		6.2%
Fidelity Management & Research, 245 Summer Street, Boston, MA 02210	60,332,310		5.5%
Total	317,083,051		29.1%

*	Our independent directors receive quarterly installments of deferred stock units (DSUs), which are not paid out until one year after the director leaves the Board, and therefore are not included in this table. See Director Compensation Table on page 24 for the number of DSUs each director has accrued.
**	Less than 1%. No director or named executive owns more than one-tenth of 1% of the total outstanding shares of GE common stock, other than Mr. Garden, who may be deemed to indirectly beneficially own 0.4% of our outstanding shares as a result of his affiliation with Trian and Mr. Culp, who has sole voting but not investment power over 0.2% of our outstanding shares.

For the directors, nominees & named executives, the table includes (1) shares that may be acquired under stock options that are or will become exercisable within 60 days: Dybeck Happe (43,678), Slattery (88,193) and Stokes (242,072), (2) RSUs that will vest in 60 days: Dybeck Happe (5,257), Slattery (6,308) and Stokes (3,680), and (3) shares over which the named individual has shared voting and investment power through family trusts or other accounts: Angel (5,960), Culp (212,783), Garden (4,016,414)(1), Horton (6,903), Reynolds (537). For Mr. Culp, this column also includes 1,742,878 performance shares over which he has sole voting but no investment power.

For our current directors & executives as a group, the table includes (1) 1,033,579 shares that may be acquired under stock options that are or will become exercisable within 60 days, (2) 28,914 RSUs that will vest in 60 days, (3) 4,272,040 shares over which there is shared voting and investment power, and (4) 1,742,878 shares over which there is sole voting power but no investment power.

(1)	For Mr. Garden, the table includes 4,016,414 shares owned Trian SPV (Sub) X, L.P (Trian SPV X). Trian, an institutional investment manager, serves as the management company for Trian SPV X and as such determines the investment and voting decisions of Trian SPV X with respect to the shares of the company held by Trian SPV X. None of such shares are held directly by Mr. Garden. Mr. Garden is a member of Trian Fund Management GP, LLC, which is the general partner of Trian, and therefore is in a position to determine the investment and voting decisions made by Trian on behalf of Trian SPV X. Accordingly, Mr. Garden may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the Exchange Act)) the shares owned by Trian SPV X. Mr. Garden disclaims beneficial ownership of such shares for all other purposes.

For our 5% beneficial owners, the table includes:

(# OF SHARES)	CAPITAL RESEARCH	VANGUARD	BLACKROCK	FIDELITY
Sole voting power	102,084,780	0	60,539,451	51,806,970
Shared voting power	0	1,460,923	0	0
Sole investment power	102,093,162	82,472,260	67,872,032	60,332,310
Shared investment power	0	4,313,287	0	0

The foregoing information is based solely on Schedule 13G filed by Capital Research Global Investors on February 13, 2023, and Schedules 13G/A filed by Vanguard, BlackRock and Fidelity on February 9, 2023, February 7, 2023, and February 9, 2023, respectively.

GE 2023 PROXY STATEMENT     25

MANAGEMENT
PROPOSAL NO. 2

Advisory Approval of Our Named Executives’ Compensation

What are you voting on?

Pursuant to Section 14A of the Exchange Act, we are asking shareholders to approve on a non-binding basis the compensation paid to our named executives, as described in this proxy statement.

We currently hold say-on-pay votes annually, and we expect to hold the next such vote at our 2024 Annual Meeting. See Management Proposal No. 3.

Your Board recommends a vote FOR the say-on-pay proposal

Why the Board recommends a vote FOR the say-on-pay proposal. The Board believes that our compensation policies and practices are effective in achieving the goals of the compensation program, and that our actions have been responsive to shareholder feedback related to last year’s say-on-pay vote.

Compensation

To Our Shareholders,

This period of GE’s historic transformation into three industry-leading, independent public companies has been a particularly exciting and dynamic time for us as members of the Management Development & Compensation Committee. It has placed us in the midst of the recruitment, development and placement of key talent for the planned future companies, while we also seek, as always, to properly incentivize and reward execution and performance aligned with the company’s strategic and business plans. We thank the many shareholders who have taken the time to meet and provide feedback on compensation matters over the past year.

In addition to successfully separating GE HealthCare with a spin-off in January 2023, GE managed through a challenging external environment to finish 2022 strong. The Aerospace, Power and HealthCare businesses performed well, and the company delivered revenue growth, margin expansion and better cash generation. However, challenges at the Renewable Energy business in particular, alongside macroeconomic headwinds, contributed to results for Renewable Energy that fell well below our targets and adversely affected total company performance for the year as well. We have heard the support from shareholders for a formulaic approach to annual bonuses, and for 2022 the committee again applied no discretion in approving the results for our named executives under our annual bonus plan. We also certified zero payout for the 2020 and 2022 grants of performance stock units (PSUs) because they did not meet the minimum threshold performance targets.

We have made a number of enhancements to our compensation program design during the past year to continue driving accountability and performance aligned with shareholders’ interests. In particular, during our engagements about say-on-pay and executive compensation matters during the past year, we discussed long-term incentive design with nearly all shareholders that we met with. While not an area of significant concern for many shareholders, the feedback centered on two areas of our prior PSU design: (i) the use of one-year financial targets with a three-year relative TSR modifier for the performance period; and (ii) the use of free cash flow as a metric for both PSUs and annual bonuses. As described more fully on page 27 and throughout the CD&A, we have adopted a new design for the PSUs granted in March 2023, averaging together three one-year performance periods to provide a longer time horizon for the specific financial targets. Most shareholders we met with agreed this would be an appropriate response to their concerns, particularly given GE’s business separations and the challenges with setting multi-year financial targets during this ongoing transitional period. Similarly, we heard a range of feedback about metrics that might be considered for our compensation programs, with many investors acknowledging the importance of free cash flow as a measure of GE performance that excludes non-cash items and supporting the continued use of that metric across our compensation program design. Most shareholders also appreciated that the planned separations into three independent companies will enable further tailoring and refinement of performance metrics in the future for each of the three companies at the direction of their compensation committees.

With the benefit of the insightful shareholder questions and feedback about these and other executive compensation topics, we have also enhanced this year’s proxy disclosure to provide additional explanation about our compensation design choices, and also to provide a look toward the future state following the planned separations. We hope shareholders will find the disclosure enhancements about our spin-off related actions and plans helpful for analyzing 2022 compensation decisions, as well as showing the path ahead.

We appreciate the feedback from shareholders on all of these topics, and we hope to have your support on this year’s say-on-pay vote. We thank you for your support of GE.

Management Development & Compensation Committee

STEPHEN ANGEL (Chair)	SÉBASTIEN BAZIN	FRANCISCO D’SOUZA	EDWARD GARDEN

26     GE 2023 PROXY STATEMENT

Shareholder Engagement on Executive Compensation

We value the ongoing feedback that we receive from our shareholders on executive compensation matters, including the feedback reflected in our annual say-on-pay votes. With support for say-on-pay of 66% in 2022, the committee has continued to prioritize seeking shareholders’ perspectives about specific areas of concern and potential improvements.

During the past year, we met with shareholders representing approximately 53% of our outstanding common stock and approximately 74% of our common stock held by institutional investors. We offered many of our large institutional investors the opportunity to meet with independent directors as part of these meetings, and directors led and participated in meetings as guided by shareholders’ preferences. Our engagements also included representatives from our Legal, Human Resources and Investor Relations teams.

The shareholder feedback we received and reviewed with the committee represents a range of views from different shareholders. It was clear that a majority of investors were supportive of our actions and commitments in response to the 2021 say-on-pay vote that did not receive majority support, and that many shareholders were supportive of our compensation program and actions as reflected in the improvement in voting results from 2021 to 2022. We strive to continuously improve our compensation program to drive strong alignment with company performance and with our shareholders’ expectations. The following table provides an overview of three main themes related to executive compensation that shareholders raised following the 2022 say-on-pay vote, and actions the committee is taking in response.

What We Heard		How We are Responding
TOPIC	FEEDBACK	ACTIONS
No changes to predetermined performance targets	Shareholders were supportive of the formulaic approach to 2021 annual bonuses for our named executives, and of the absence of changes to performance targets for previously issued equity awards. Shareholders expressed a desire for the company to continue keeping named executives’ compensation aligned with predetermined performance targets, and to clearly explain any future use of discretion to depart from those targets.	Again for 2022, annual bonuses for our named executives were formulaic and based only on the predetermined performance targets for our businesses. The committee also certified zero payout for the 2020 and 2022 PSU awards; for four of the past five years, annual PSU awards have received zero payout because they did not meet the minimum threshold performance targets. See How we Performed Against Annual Bonus Targets for 2022 on page 33 and How Our PSU Awards Performed Against Targets on page 37 for more information.
PSU design

We discussed long-term incentive design with nearly all shareholders that we met with. While not an area of significant concern for many investors, the feedback centered on two areas of the 2021 PSU design:

●  For some investors, the use of a one-year financial targets with a three-year relative TSR modifier for the performance period. While many investors expressed a general preference for multi-year financial targets in long-term incentive design, most also acknowledged the practical difficulties of GE using such targets during the transitional period in advance of the planned spin-offs.

●  To a lesser extent, concern about the use of free cash flow as a metric for both PSUs and annual bonuses. However, most investors stated that the committee is best suited to choose the proper metrics for incentive programs. Many investors acknowledged the importance of free cash flow as a measure of GE performance.

We modified the design of our PSUs to address the primary area of concern in this feedback. Grants of PSUs in 2023 will measure performance based on the average of three consecutive one-year periods with predetermined financial targets set each year, and modified based on three-year relative TSR.* The committee believes this approach is responsive to shareholder feedback and appropriate during the transitional period for the company today. After completion of the planned business separations, GE (which will be GE Aerospace at that time) plans to develop long-term incentive awards that include multi-year financial targets. See Shareholder Feedback on Our PSU Design and Plans to Use Longer Performance Periods Following Spin-Off on page 36 for more information.

To provide greater clarity on the committee’s choices about specific performance metrics and targets, we added additional disclosure in the Compensation Discussion & Analysis section. See How We Selected Metrics for the 2022 AEIP, How We Selected Targets for the 2022 AEIP, and How We Selected Metrics and Targets for the 2022 PSUs on pages 32-36.

Disclosure	With the scope of GE’s operations across diverse industries, and with the company in a significant period of transition working toward the planned separation into three independent companies, we sought shareholders’ feedback on how our proxy disclosure could be improved. We received many helpful suggestions, and one overarching area of shareholder interest was to hear about how executive compensation is evolving through the planned separation into three independent companies.	We have included a variety of proxy disclosure enhancements informed by the various shareholder feedback. Those include highlighted sections detailing key progress, actions and expectations related to the spin-offs (see the “Our Path Forward” call-out boxes), as well as a redesigned Compensation Discussion & Analysis section and new disclosure about the choice of metrics and targets in the compensation program.

*	Grants of PSUs in 2022 had already been made at the time of last year’s proxy filing, and the 2022 PSUs have the same design as the 2021 PSUs; however, the 2022 PSUs have been cancelled and will have no payout.

GE 2023 PROXY STATEMENT     27

Compensation Discussion & Analysis

This Compensation Discussion & Analysis section provides a description of actions taken by the Management Development & Compensation Committee (the committee) with respect to GE’s executive compensation philosophy, and programs and more specifically, discusses the process in determining the 2022 compensation for our named executive officers (named executives or NEOs) who were determined in accordance with SEC rules.

Section	Begins on Page...
Overview of Our Executive Compensation Program ● Compensation philosophy ● Key compensation program elements ● Peer group	29
Key Elements of Compensation for Our Named Executives ● Target compensation structure ● Base salaries ● Annual Executive Incentive Plan ● Long-term incentive compensation ● Plans to use longer performance periods following spin-off	30
Compensation Actions for 2022 ● Compensation decisions for our CEO ● Compensation decisions for our other named executives	39
Summary Compensation ● Summary Compensation Table	42
Incentive Compensation ● Grants of Plan-Based Awards Table ● Outstanding Equity Awards Table ● Options Exercised and Stock Vested Table ● Equity Compensation Plan Information Table	44
Deferred Compensation ● Description of nonqualified deferred compensation plans ● Nonqualified Deferred Compensation Table	47
Pension Benefits ● Description of pension plans ● Pension Benefits Table	49
Potential Termination Payments ● Description of employment agreements, offer letters & severance plan ● Policy on shareholder approval of severance & death benefits ● Potential Benefits Upon Termination or Change of Control Tables	51
Other Executive Compensation Policies & Practices ● Roles and responsibilities ● Use of compensation consultants ● Clawback policy ● Compensation risk assessment ● Stock ownership & equity grant policies	56
Management Development & Compensation Committee Report ● Report by the committee	57

28     GE 2023 PROXY STATEMENT

Overview of Our Executive Compensation Program

Compensation Philosophy

The table below describes the key factors the committee considers when designing pay programs and making compensation decisions.

OBJECTIVE	HOW OUR COMPENSATION PROGRAM SUPPORTS THIS PHILOSOPHY
Drive Accountability and Performance

●  Our incentive programs are designed to drive accountability for executing our strategy.

●  Annual bonuses are tied to business unit performance for business unit executives or to total company performance for corporate executives; annual equity awards for all executives are based on overall company performance.

●  We set target performance levels that are challenging and aligned to the goals we communicate to investors.

●  We set commensurately more challenging goals in association with above-target payout levels.

Incentivize Short- and Long-Term Performance

●  Our program provides an appropriate mix of compensation elements balancing short-term and long-term considerations.

●  Cash payments reward achievement of short-term goals while equity awards encourage our named executives to deliver sustained strong results over multi-year performance periods.

●  The committee continues to increase the portion of our executive compensation delivered in the form of long-term equity incentive compensation, rather than cash, to further align our executives with investors’ interests.

Attract and Retain Top Talent

●  We provide competitive compensation programs that attract and retain talented executives with a strong track record of success, assuring a high performing and stable leadership team to lead our businesses.

●  We continue to monitor market trends and align compensation programs with market where relevant.

No Excessive Risk Taking

●  Our equity awards have specific holding and retention requirements for senior executives, which discourage excessive risk taking by keeping long-term compensation aligned with our share price performance even after it is earned.

●  The committee retains discretion to adjust compensation for quality of performance and lack of adherence to company values, and in cases of detrimental misconduct pursuant to our clawback policy.

Key Compensation Program Elements

The table below sets forth the key components of our executive compensation program framework.

	Fixed	Performance-Based / At-Risk
	Short-Term Incentive		Long-Term Equity-Based Incentive (generally 3-year vesting)
Component	SALARY	ANNUAL BONUS	PERFORMANCE STOCK UNITS (PSUs)	OPTIONS	RESTRICTED STOCK UNITS (RSUs)
Link to Shareholder Value	Provide base pay level aligned with roles, responsibilities and individual performance to attract and retain top talent	Deliver on annual investor framework Serves as key compensation vehicle for differentiating performance each year

Focus executives on the achievement of specific financial performance goals directly aligned with our operating and strategic plans, and with a TSR modifier based on three-year return from stock price appreciation and dividends

PSU awards provide a significant stake in the long-term financial success of GE that is aligned with shareholder interests and promote employee retention

				Reward stock price performance over time	Provide for long-term employee retention

GE 2023 PROXY STATEMENT     29

Peer Group and Benchmarking

DETERMINING OUR PEER GROUP. Since 2019, the committee has used a peer group for compensation benchmarking purposes. Based on the criteria set forth below, the committee reviews the peer group each year.

In determining the peer group, the committee considered the following factors:

●  Industry – companies operating in similar or comparable industry spaces and with comparable operational scope

●  Size – companies that are comparable to GE in terms of revenues, market capitalization and number of employees

●  Investment Peers – U.S. public companies whose performance is monitored regularly by the same market analysts who monitor GE

2022 PEER COMPANIES
3M	Honeywell
Abbott Laboratories	HP
Boeing	IBM
Caterpillar	Intel
Chevron	Johnson Controls
Cisco	Johnson & Johnson
Deere	Lockheed Martin
DuPont	Medtronic
Exxon Mobil	Northrup Grumman
Ford	Raytheon
General Dynamics	Technologies
General Motors	United Parcel Service

HOW WE USE THE PEER GROUP. The committee uses the peer group to assess the pay level of our executives, pay mix, compensation program design and pay practices. The peer group is also used as a reference point when assessing individual pay, although compensation decisions are also supplemented by input from the company’s independent compensation consultant and are impacted by principles of internal equity, retention considerations, succession planning and other internal GE dynamics.

OUR PATH FORWARD

CHANGES TO THE 2023 PEER GROUP.

In 2022, Exxon and Chevron were removed from the peer group for 2023 because their size and market capitalization are no longer comparable to GE. The committee also approved the removal of healthcare industry peers Abbott Laboratories, Johnson & Johnson and Medtronic from the peer group for 2023 to reflect the spin-off of GE HealthCare.

Key Elements of Compensation for Our Named Executives

This section provides an overview of the elements of GE’s executive compensation program for our 2022 named executives, who were determined in accordance with SEC rules:  Mr. Culp, Ms. Dybeck Happe, Mr. Arduini, Mr. Slattery and Mr. Stokes.  See Compensation Actions for 2022 on page 39 for specific details about the compensation for each of these named executives.

Target Compensation Structure for Our CEO and Other Named Executives

GE’s executive compensation program is designed to strengthen the link between pay and performance by having a significant portion of total executive compensation tied to the achievement of predetermined performance targets directly related to our business goals and strategies. Our pay mix is as follows:

CEO TARGET COMPENSATION	AVERAGE 2022 TARGET COMPENSATION FOR OTHER NEOs

Mr. Culp’s target compensation as depicted above includes an annual equity grant of performance stock units with a grant date fair value of $15 million, in accordance with his employment agreement. As previously reported, in 2022 Mr. Culp received a PSU award with a grant date fair value of $5 million. The average target compensation for other NEOs depicted above is based on year-end salary and target short- and long-term incentive awards for 2022.

30     GE 2023 PROXY STATEMENT

Base Salaries

The table below shows the annual base salaries as of January 1, 2022, for our named executives set by the committee, which were determined based on the scope of their responsibilities, their leadership skills and values, and their performance and length of service. There were no changes to the annual base salaries of any of our named executives from their 2021 levels.

2022 NAMED EXECUTIVES	2022 BASE SALARY
H. Lawrence Culp, Jr., Chairman and Chief Executive Officer, GE and Chief Executive Officer, GE Aerospace	$2,500,000
Carolina Dybeck Happe, Senior Vice President and Chief Financial Officer, GE	$1,500,000
Peter Arduini, President and Chief Executive Officer, GE HealthCare*	$1,250,000
John Slattery, Executive Vice President and Chief Commercial Officer, GE Aerospace	$1,250,000
Russell Stokes, President and Chief Executive Officer, Commercial Engines and Services, GE Aerospace	$1,400,000

*	Following the spin-off of GE HealthCare on January 3, 2023 that separated GE HealthCare Technologies Inc. from GE, Mr. Arduini is no longer employed by GE.

Annual Executive Incentive Plan

We provide annual cash incentive opportunities to our named executives under GE’s Annual Executive Incentive Plan (AEIP). The financial performance metrics and targets for awards under the AEIP are designed to drive company and business unit performance, based on our financial and operational priorities.

How We Determined 2022 AEIP Bonuses for Our Named Executives

All employees at the executive-band level and above within GE are eligible to participate in the AEIP. Individual bonuses are based on an employee’s employment within Corporate or a business unit. For our named executives, individual target award percentages are typically set between 100-150% of base salary, based on their respective position and alignment with peer compensation practices.

Each year, the committee evaluates and sets AEIP performance metrics and targets for Corporate (based on total company performance) and business units during the first quarter of the performance year. Following the conclusion of the performance year, the committee assesses total company and business unit performance against applicable performance metrics for the performance year to determine the AEIP bonus payouts. The CEO may also provide perspective to the committee about business or individual performance for the year, although the CEO has no role in the committee’s determination of his own compensation.

For 2022, bonuses under the AEIP paid to our named executives were determined quantitively based on the named executive’s base salary, target award percentage, achievement of applicable total company or business unit financial performance targets and a safety modifier. While the committee has the ability under the AEIP to apply discretion at the business or individual levels when appropriate, no discretion was used in determining the 2022 bonuses for our named executives.

NAMED EXECUTIVE 2022 BONUS DETERMINATIONS

BASE SALARY	TARGET AWARD PERCENTAGE	FINANCIAL PERFORMANCE	SAFETY MODIFIER (+/-10%)

GE 2023 PROXY STATEMENT     31

How We Selected Metrics for the 2022 AEIP

The committee selects performance metrics for the AEIP that are aligned with furthering the company’s and business units’ goals for the year. For 2022, as in recent years, the selected financial metrics were based upon total company results for our Corporate named executives, and upon business unit results for named executives who lead individual businesses. The metrics for the 2022 AEIP and their respective weightings for Corporate and business unit named executives, are listed below.

2022 AEIP PERFORMANCE METRICS AND WEIGHTING

	ORGANIC REVENUE GROWTH*	PROFIT	ORGANIC MARGIN EXPANSION*	FREE CASH FLOW*	SAFETY MODIFIER
Corporate	25%	25%**	25%	25%	+/- 10%
Aerospace	25%	25%	25%	25%	+/- 10%
HealthCare	50%	12.5%	12.5%	25%	+/- 10%
Renewable Energy		50%		50%	+/- 10%
Power		50%		50%	+/- 10%

*	Non-GAAP Financial Measure. For information on how these metrics are calculated, see Explanation of Non-GAAP Financial Measures and Performance Metrics on page 75.
**	For Corporate, we used total company adjusted profit, a non-GAAP Financial Measure.

The committee selected these metrics to incentivize strong performance across key drivers of long-term value creation, and also to reflect how the business units are managed. In 2022, the committee introduced profit as an AEIP metric for business-unit employees and adjusted profit as an AEIP metric for Corporate employees to incentivize profitable growth as we transition to three independent companies. The selection of metrics, the determination of the business units to which they applied, and the relative weighting of each, were a function of the unique context for the company and each business unit.

The committee selected these metrics to incentivize performance in a manner consistent with how management measures and reports the company’s operating results. Accordingly, the AEIP uses the same non-GAAP financial measures that management uses to report the company’s financial results each quarter and when providing an annual financial outlook for the year. The committee believes the use of these measures in compensation program design is appropriate and promotes consistency with metrics that many investors use to evaluate the company’s financial performance. See page 75 for additional discussion on the reasons we use these non-GAAP financial measures and how these measures are calculated.

In addition, to further align the AEIP with GE’s overarching operational priority of safety, the committee selected a performance modifier that can increase or decrease awards by up to 10% based on achievement of defined safety metrics. Safety performance is determined based on an assessment of Corporate (based on total company) and business unit performance against the following safety metrics relative to targets set at the beginning of the performance year: injury and illness rates; serious incidents; fatalities; and overall safety culture and progress since the prior year. Targets for each business are established to achieve year-over-year improvements across the aforementioned safety metrics, recognizing the differences in the nature of the working environments and safety risk profiles across our businesses.

For the 2023 AEIP the committee selected the following financial performance metrics: free cash flow (40% weighting), organic revenue growth (20% weighting), and profit or adjusted profit (as applicable) (40% weighting) for each of Corporate (based on total company) and the business units. The committee believes this further simplified set of financial metrics will focus management on driving performance aligned with shareholders’ interests and will better align with peers. The committee also maintained the safety modifier to increase or decrease the award by up to 10%.

How We Selected Targets for the 2022 AEIP

The committee establishes targets and performance levels which are designed to be rigorous but realistic and informed by our annual financial performance goals and external guidance.

The target, threshold and maximum performance levels for each performance measure are set with reference to annual budgets for the total company and business units that our CEO, CFO and business unit CEOs establish, and the committee approves the performance levels for compensation purposes. Failure to achieve threshold on any one metric would result in no payout for that metric; and failure to achieve threshold on all metrics would result in no payout for the AEIP bonus. Awards are also subject to a 10% safety modifier. For the 2022 AEIP, named executives could receive between 0% and 150% of their target award.

32     GE 2023 PROXY STATEMENT

How We Performed Against Annual Bonus Targets for 2022

The following charts set forth the results for named executives relative to their respective targets under the AEIP for 2022. These results are formulaic and based only on the predetermined targets for Corporate and the businesses listed.

CORPORATE. For our Corporate named executives — Mr. Culp and Ms. Dybeck Happe — bonuses were based upon performance targets for the company as a whole.

	AEIP FINANCIAL PERFORMANCE METRICS	THRESHOLD (50%)	TARGET (100%)	MAXIMUM (150%)	RESULT	WEIGHT	SAFETY PERFORMANCE MODIFIER (+/- 10%)	COMBINED RESULT
	Total Company Organic Revenue Growth*				56%
	Total Company Adjusted Profit ($M)*				0%
Corporate							0%	14%

	Total Company Organic Margin Expansion (bps)*				0%
	Total Company Free Cash Flow ($M)*				0%

AEROSPACE. Mr. Slattery’s bonus was based upon performance targets for the Aerospace business, for which he served as the CEO until June 2022 and as Chief Commercial Officer thereafter.

	AEIP FINANCIAL PERFORMANCE METRICS	THRESHOLD (50%)	TARGET (100%)	MAXIMUM (150%)	RESULT	WEIGHT	SAFETY PERFORMANCE MODIFIER (+/- 10%)	COMBINED RESULT
	Aerospace Organic Revenue Growth*				0%
	Aerospace Profit ($M)				149%
Aerospace							+5%	117%

	Aerospace Organic Margin Expansion (bps)*				150%
	Aerospace Free Cash Flow ($M)*				150%

*	Non-GAAP Financial Measure. For information on how these metrics are calculated, see Explanation of Non-GAAP Financial Measures and Performance Metrics on page 75.

GE 2023 PROXY STATEMENT     33

COMMERCIAL ENGINES & SERVICES, AEROSPACE. As CEO of the Commercial Engines & Services business, Mr. Stokes’s bonus was based 50% on Commercial Engine Operations’ performance targets and 50% on Aviation Services’ performance targets; these are sub-businesses within the Aerospace business that Mr. Stokes led during 2022. As shown below, the performance metrics for Mr. Stokes included a combination of both Commercial Engine Operations and Aviation Services free cash flow targets as well as a free cash flow target for the Aerospace business overall to incentivize performance within each of those sub-businesses and horizontally across related functions for Aerospace overall. This reflects the same weighting for the free cash flow metric (25%) as within the AEIP for the Aerospace business overall, but with more specific tailoring to align with Mr. Stokes’ areas of responsibility.

	AEIP FINANCIAL PERFORMANCE METRICS	THRESHOLD (50%)	TARGET (100%)	MAXIMUM (150%)	RESULT	WEIGHT	SAFETY PERFORMANCE MODIFIER (+/- 10%)	COMBINED RESULT
	Commercial Engine Organic Revenue Growth*				0%
	Commercial Engine Profit ($M)				150%
Commercial Engine Operations	Commercial Engine Organic Margin Expansion (bps)*				146%		+5%
	Commercial Engine Free Cash Flow ($M)*				150%
	Aerospace Free Cash Flow ($M)*				150%
								118%

	Aviation Services Organic Revenue Growth*				105%
	Aviation Services Profit ($M)				106%
Aviation Services	Aviation Services Organic Margin Expansion (bps)*				100%		+5%
	Aviation Services Free Cash Flow ($M)*				138%
	Aerospace Free Cash Flow ($M)*				150%

*	Non-GAAP Financial Measure. For information on how these metrics are calculated, see Explanation of Non-GAAP Financial Measures and Performance Metrics on page 75.
**	The company does not report at the sub-segment level for Commercial Engine Operations and Aviation Services.

34     GE 2023 PROXY STATEMENT

HEALTHCARE. Mr. Arduini’s bonus was based upon performance targets for the HealthCare business, of which he was the CEO during 2022 before the spin-off of that business in January 2023.

	AEIP FINANCIAL PERFORMANCE METRICS	THRESHOLD (50%)	TARGET (100%)	MAXIMUM (150%)	RESULT	WEIGHT	SAFETY PERFORMANCE MODIFIER (+/- 10%)	COMBINED RESULT
	HealthCare Organic Revenue Growth*				104%
	HealthCare Profit ($M)				0%
HealthCare							+5%	57%

	HealthCare Organic Margin Expansion (bps)*				0%
	HealthCare Free Cash Flow ($M)*				0%

RENEWABLE ENERGY. There were no named executives from the Renewable Energy business for 2022.

	AEIP FINANCIAL PERFORMANCE METRICS	THRESHOLD (50%)	TARGET (100%)	MAXIMUM (150%)	RESULT	WEIGHT	SAFETY PERFORMANCE MODIFIER (+/- 10%)	COMBINED RESULT
	Renewable Energy Profit ($M)				0%
Renewable Energy							0%	0%

	Renewable Energy Free Cash Flow ($M)*				0%

POWER. There were no named executives from the Power business for 2022.

	AEIP FINANCIAL PERFORMANCE METRICS	THRESHOLD (50%)	TARGET (100%)	MAXIMUM (150%)	RESULT	WEIGHT	SAFETY PERFORMANCE MODIFIER (+/- 10%)	COMBINED RESULT
	Power Profit ($M)				56%
Power							+5%	108%

	Power Free Cash Flow ($M)*				150%

*	Non-GAAP Financial Measure. For information on how these metrics are calculated, see Explanation of Non-GAAP Financial Measures and Performance Metrics on page 75.

GE 2023 PROXY STATEMENT     35

Long-Term Incentive Compensation

As part of our annual compensation program, we use a mix of long-term incentive compensation awards: PSUs, RSUs and stock options.

HOW WE DETERMINE AWARD MIX AND AMOUNTS. In determining award mix and amounts, the committee evaluates each executive’s overall compensation relative to the market for similar talent, the mix of cash versus equity as a percentage of the executive’s overall compensation, the executive’s expected future contribution to the success of the company and the retentive value of such awards. In 2022, our annual equity incentive awards for named executives other than Mr. Culp (who only received PSUs) were weighted approximately 50% as PSUs, 30% as stock options and 20% as RSUs.

OUR CEO’S LONG-TERM INCENTIVE AWARDS ARE ENTIRELY PERFORMANCE-BASED. Since he was hired in 2018, all of Mr. Culp’s equity awards have been in the form of performance-based equity. By granting Mr. Culp solely performance-based equity, the committee has tied Mr. Culp’s compensation to long-term shareholder value creation.

Performance Stock Units

HOW OUR ANNUAL PSUs WORK.

PSU awards are designed to focus our named executives on long-term financial and operating goals for the company overall. Our PSU awards have formulaically determined payouts that are earned only if the company achieves specified performance levels over the relevant performance period. In the first quarter of each year, the committee selects the performance metrics for our PSU awards to be granted that year. The committee chooses performance metrics that it believes align with the company’s long-term strategic objectives and contribute to the creation of long-term shareholder value. The committee then monitors company performance against the performance metrics over the applicable performance period, and the committee certifies the final levels of achievement. The certified achievement levels determine the percentage of the target number of PSUs under the award that a named executive will earn.

HOW WE SELECTED METRICS AND TARGETS FOR THE 2022 PSUs.

The performance metrics and targets our 2022 PSUs were approved by the committee in February 2022, prior to the publication of last year’s proxy statement. See Shareholder Feedback on PSU Design on page 36 for a description of the changes we made to our 2023 PSUs is response to subsequent feedback from our shareholders.

The annual PSU awards granted to the named executives in 2022 had a three-year period, based on 2022 adjusted earnings per share (50% weighting) and free cash flow (50% weighting) performance against target levels and subject to modification of +/- 20% based on three-year relative TSR performance versus the S&P 500 Industrials Index, with results interpolated for performance between threshold, target and maximum levels. The committee chose adjusted earnings per share and free cash flow as metrics to incentivize and focus management on both profitability and cash generation, which continue to be important financial priorities for GE. These are total company financial metrics that help align all company leaders that receive the PSUs with the same performance target, in contrast to the metrics used in our AEIP that for business unit employees are based on business-level performance.

The committee establishes targets and performance levels that are designed to be rigorous but realistic and informed by our annual financial performance goals and external guidance. The target, threshold and maximum performance levels for each performance measure are set with reference to annual budgets for the total company that our CEO and CFO establish. In 2022, company performance was below the threshold level for adjusted earnings per share and free cash flow in the 2022 PSU awards, resulting in no PSUs being earned. Accordingly, the 2022 PSU awards were cancelled in February 2023 with no payout.

SHAREHOLDER FEEDBACK ON OUR PSU DESIGN.

In response to shareholder feedback, we adopted a new design for the PSU awards granted to named executives in 2023. These awards will vest over a three-year performance period with performance measured as the average of three consecutive one-year performance periods (2023, 2024 and 2025) against adjusted earnings per share (50% weighting) and free cash flow (50% weighting) targets, subject to modification of +/- 20% based on three-year relative TSR versus the S&P 500 Industrials Index, with results interpolated for performance between threshold, target and maximum. The committee believes this approach to average three consecutive performance years is responsive to shareholder feedback about the length of the PSU performance period and appropriate during the transitional period for the company today. The PSUs continue to use the total company performance metrics of adjusted earnings per share and free cash flow, which continue to be important measures for the company’s performance and, as total company metrics, are differentiated from the metrics applicable to business-level employees under the AEIP.

OUR PATH FORWARD

PLANS TO USE LONGER PERFORMANCE PERIODS FOLLOWING SPIN-OFF.

It has been a challenge to set long-term financial targets while we have been in the midst of significant transformation into three independent public companies. After completion of the planned business separations, GE (which will be GE Aerospace at that time) plans to develop long-term incentive awards that include multi-year financial targets. We also anticipate that GE HealthCare and GE Vernova as standalone companies will do so as well, as ultimately will be determined by the compensation committees for those companies

36     GE 2023 PROXY STATEMENT

How Our PSU Awards Performed Against Targets

2020. The annual PSU awards granted to the named executives in 2020 used a three-year performance period based on GE’s relative TSR performance versus the S&P 500 Industrials Index, with results interpolated for performance between threshold, target and maximum.

PERFORMANCE GOAL	THRESHOLD EARN 25%	TARGET EARN 100%	MAXIMUM EARN 175%	WEIGHTING	STATUS
Relative TSR

2020 PSUs HAD NO PAYOUT.

The company did not achieve the threshold level of performance for the payout of these awards, and accordingly, in February 2023 the committee cancelled all 2020 PSUs with no payout.

2021. The annual PSU awards granted to the named executives in 2021 used a three-year performance period based on GE’s 2021 adjusted earnings per share and total company free cash flow performance against target levels and subject to modification of +/- 20% based on three-year relative TSR versus the S&P 500 Industrials Index, with results interpolated for performance between threshold, target and maximum.

PERFORMANCE GOAL	THRESHOLD EARN 25%	TARGET EARN 100%	MAXIMUM EARN 175%	WEIGHTING	STATUS
Adjusted Earnings per Share*					2021 PSUs REMAIN SUBJECT TO THREE-YEAR RELATIVE TSR.
Total Company Free Cash Flow ($M)*					The 2021 PSUs performed above the maximum level for the adjusted earnings per share and free cash flow performance metrics. The awards remain subject to the three-year relative TSR modifier, which will determine the number of shares earned.
Relative TSR				+/- 20% modifier	Results will be certified by the committee in February 2024.

PSU metrics for 2021 were set and reported here using our prior three-column financial statement metrics of GE Industrial earnings per share and GE Industrial free cash flow.

2022. The annual PSU awards granted to the named executives in 2022 used a three-year performance period based on GE’s 2022 adjusted earnings per share and total company free cash flow performance against target levels and subject to modification of +/- 20% based on three-year relative TSR versus the S&P 500 Industrials Index, with results interpolated for performance between threshold, target and maximum.

PERFORMANCE GOAL	THRESHOLD EARN 25%	TARGET EARN 100%	MAXIMUM EARN 175%	WEIGHTING	STATUS
Adjusted Earnings per Share*

2022 PSUs HAD NO PAYOUT.

The company did not achieve the threshold level of performance for either of the performance metrics for the payout of these awards, and accordingly in February 2023 the committee cancelled all 2022 PSUs with no payout.

Total Company Free Cash Flow ($M)*
Relative TSR				+/- 20% modifier

*	Non-GAAP Financial Measure. For information on how these metrics are calculated, see Explanation of Non-GAAP Financial Measures and Performance Metrics on page 75.

GE 2023 PROXY STATEMENT     37

OTHER PERFORMANCE STOCK UNIT AWARD.

On January 3, 2022, Mr. Arduini became President and Chief Executive Officer of GE HealthCare, after joining GE as an employee in December 2021. In connection with becoming Chief Executive Officer of GE HealthCare, in February 2022, he received a PSU award (New Hire PSU Award). Mr. Arduini’s New Hire PSU Award is eligible to vest on March 1, 2025, in an amount between 0% and 150% of the target number of PSUs, based on the final average achievement of annual performance objectives set for each of 2022, 2023 and 2024. For 2022, the committee chose annual performance metrics, which consisted of HealthCare free cash flow (25% weighting), organic margin expansion (12.5% weighting), organic revenue growth (50% weighting) and profit (12.5% weighting), in each case with respect to the HealthCare business, subject to modification of +/- 10% for safety performance. The performance metrics and targets established for the 2022 performance year reflected GE HealthCare's status as a business within GE, rather than a standalone public company, and therefore aligned with GE's established metrics and targets for that business. GE HealthCare, as a standalone company, will determine performance metrics and targets for the remaining performance years. In January 2023, Mr. Arduini’s New Hire PSU Award was converted into GE HealthCare PSUs and remains subject to the performance conditions.

RESTRICTED STOCK UNITS AND STOCK OPTIONS.

WE USE STOCK OPTIONS AND RSUs TO FOCUS ON LONG-TERM VALUE CREATION. We believe that awards of stock options and RSUs effectively focus our named executives on delivering long-term value to our shareholders. Stock options have value only to the extent that the price of GE stock rises between an award’s grant date and its exercise date. RSU awards reward and retain the named executives by offering them the opportunity to receive GE stock if they remain employed by the company on the date that an award’s restrictions lapse.

2022 RSUs AND STOCK OPTIONS. The annual awards of RSUs and stock options granted in 2022 will vest in two equal installments on the second and third anniversary of the grant date.

OUR POLICY ON DIVIDEND EQUIVALENTS.

Our awards of PSUs, performance shares and RSUs are entitled to receive dividend equivalents or dividends, as applicable, and such dividend equivalents or dividends are only paid out on the shares actually received by our named executives under the terms of such awards. Stock options are not entitled to receive any dividend equivalents or dividends.

OUR PATH FORWARD

TREATMENT OF OUTSTANDING EQUITY AWARDS WITH GE HEALTHCARE SPIN-OFF.

In the GE HealthCare (GEHC) spin-off in January 2023, GE shareholders received a distribution of one share of GE HealthCare common stock for every three shares of GE common stock held. Because unvested equity awards held by GE employees were not eligible to receive a distribution of GEHC shares, the company made equitable adjustments designed to preserve the pre-spin-off value of those awards following the reduction in parent company stock price that occurs when a significant business is distributed to shareholders in a spin-off. In advance of the spin-off, the committee established conversion ratios to govern the adjustments that, depending on the type of award, either were based on a comparison of the pre-spin-off GE stock price to the post-spin-off GE and GEHC stock prices or were the same as the ratio used to establish the number of GEHC shares distributed to GE shareholders in the spin-off.

The approach for these equitable adjustments was to align employees with their business assignments and roles relative to the spin-off: GEHC employees’ awards converted into GEHC awards; business-level GE employees continued to hold GE awards; and Corporate employees at GE received a combination of GE and GEHC awards, aligned with how GE shareholders received GEHC shares as a distribution on their existing GE shares in the spin-off. In each case, the approach was designed to preserve the pre-spin-off value of the relevant employee equity awards.

The post-spin-off equity awards reflecting these equitable adjustments are generally subject to the same vesting conditions and other terms prior to the spin-off, except that (i) the annual 2021 PSU awards now held by GE employees will measure GE’s relative TSR for the remainder of the performance period by adding together the pre-spin-off and post-spin-off GE relative TSR as two discrete periods, and (ii) the annual 2021 PSU awards that converted to GEHC awards following the spin-off will vest at the end of the performance period based on the GE relative TSR performance up to the time of the spin-off. There were no changes to the terms of Mr. Culp’s Leadership Performance Shares granted on August 18, 2020, and Ms. Dybeck Happe’s Leadership PSUs granted on September 3, 2020, in connection with the spin-off, and pursuant to the terms of those awards the performance level achieved will be based on a weighted average of the GE and GEHC stock prices.

38     GE 2023 PROXY STATEMENT

Compensation Actions for 2022

CURRENT AND PRIOR ROLES

Chairman & CEO, GE (since September 2018) and CEO, GE Aerospace (since June 2022); former senior lecturer, Harvard Business School (2015-2018); former Senior Advisor, Bain Capital Private Equity (2017-2018); former CEO & President, Danaher (2001-2014)

2022 Performance Highlights

As Chairman & CEO, Mr. Culp plays a central role in shaping the company’s strategy, establishing the framework against which performance is measured and delivering on that performance. Performance highlights during 2022 included:

●   Leading the execution of GE’s strategy to form three independent, investment-grade companies, including the successful spin-off of GE HealthCare and the recruitment of new directors to the boards of GE and GE HealthCare

●   Continuing to lead GE’s enterprise-wide focus on operational improvement and execution by more deeply embedding lean and decentralization across the company

●   Assuming an expanded leadership role beginning in June 2022 as the CEO of our Aerospace business, which delivered strong financial results amidst the demand ramp for engines and services with the industry’s ongoing recovery from the peak of the COVID-19 pandemic

H. Lawrence Culp, Jr. CHAIRMAN & CEO CEO, GE AEROSPACE Age: 59 Education: Washington College; MBA, Harvard Business School GE Tenure: 4 Years

Response to Shareholder Feedback

In response to prior shareholder feedback, the committee and Mr. Culp agreed to reduce his annual equity incentive grant for 2022 from a grant date fair value of $15 million to $5 million.

Annual CEO Pay Structure

●	Salary. Upon his appointment as CEO, Mr. Culp’s salary was set at $2,500,000 under his 2018 employment agreement and (other than certain forfeitures of his salary in 2020 in connection with the COVID-19 pandemic) has not changed.

●	Bonus. Mr. Culp’s bonus target is set at 150% of salary and has not changed since his appointment as CEO.

●	Annual equity awards. Since becoming CEO in 2018, Mr. Culp’s employment agreement has provided for an annual equity grant with a grant date fair value of $15 million. For 2022, in response to prior shareholder feedback, the committee and Mr. Culp agreed to reduce his annual PSU award in March 2022 to a grant date fair value of $5 million.

GE 2023 PROXY STATEMENT     39

Compensation for Our Other Named Executives

CURRENT AND PRIOR ROLES

Senior Vice President & CFO, GE (since March 2020); former CFO and Executive committee member, A.P. Moller-Maersk A/S (2019-2020); former Executive Vice-President and CFO, Assa Abloy AB (2012-2018)

2022 Performance Highlights

As CFO, Ms. Dybeck Happe leads the company’s Finance organization and has responsibility for treasury activities and GE Capital. Performance highlights during 2022 included:

●   Developing the annual budget and delivering on the company’s financial goals, including solid revenue growth, margin expansion and free cash flow in 2022

●   Surpassing $100 billion of gross debt reduction since 2018, evidencing the company’s significant progress in recent years to strengthen the balance sheet and reduce leverage

●   Leading the finance, treasury and digital technology functions through separation activities in connection with the planned spin-offs, and advising on the execution of the GE HealthCare spin-off and ongoing capital allocation matters

Carolina Dybeck Happe Age: 50 Education: Uppsala University, Sweden GE Tenure: 3 Years

CURRENT AND PRIOR ROLES

President and CEO, GE HealthCare (since January 2022); President and Chief Executive Officer, Integra LifeSciences (2012-2021). Following the GE HealthCare spin-off in January 2023, Mr. Arduini is no longer a GE employee.

2022 Performance Highlights

As CEO of the HealthCare business, Mr. Arduini led the successful spin-off of GE HealthCare. Performance highlights during 2022 included:

●   Successfully leading the HealthCare business in its preparations to separate from the company, including recruitment and selection of GE HealthCare’s senior leadership team with balance of prior public company experience and legacy customer, market, and product knowledge

●   Driving strong operational and financial performance in 2022 for the HealthCare business, including increased annual revenues and cash flow conversion

●   Delivering new products and technology to healthcare customers globally, and partnering with industry peers to develop products and services that advance precision care

Peter Arduini Age: 58 Education: Northwestern University’s Kellogg School of Management, MA; Susquehanna University GE Tenure: 1 Years

40     GE 2023 PROXY STATEMENT

CURRENT AND PRIOR ROLES

Executive Vice President and Chief Commercial Officer, GE Aerospace (since June 2022); former President & CEO, GE Aviation (2020-2022); former President & CEO of Commercial Aviation, Embraer S.A. (2016-2020); former Chief Commercial Officer, Embraer S.A. (2012-2016)

2022 Performance Highlights

Mr. Slattery served as CEO of GE Aerospace until June 2022, when he transitioned to Executive Vice President and Chief Commercial Officer to focus on leading the commercial growth of the future standalone business. Performance highlights during 2022 included:

●   Leading the Aerospace business during the first half of 2022 amidst the demand ramp for engines and services with the industry’s ongoing recovery from the peak of the COVID-19 pandemic

●   Developing and strengthening relationships with customers and industry partners to foster future technological progress and embed lean principles

●   Delivering strong orders and focusing on customer support in the ongoing growth across engines and services, and across our existing fleet in services

John Slattery Age: 54 Education: University of Glamorgan; MBA, University of Limerick GE Tenure: 3 Years

Changes for 2023 Compensation: Consistent with the change in his job responsibilities during 2022, the committee approved an annual equity grant in 2023 for Mr. Slattery of $3.0 million.

CURRENT AND PRIOR ROLES

President and CEO, GE Commercial Engines & Services, GE Aerospace (since July 2022); former President and CEO, GE Aviation Services (2020-2022); former President and CEO, GE Power Portfolio (2018-2020); former President and CEO, GE Power (2017-2018); former President & CEO, GE Energy Connections (2015-2017); former President & CEO, GE Transportation (2013-2015)

2022 Performance Highlights

As CEO of the Commercial Engines & Services business, a sub-business within our Aerospace business, Mr. Stokes leads an organization that manufactures jet engines for commercial aircrafts and provides maintenance, component repair and overhaul services, including sales of replacement parts. Performance highlights during 2022 included:

●   Realigning Commercial Engines & Services as an integrated P&L to better serve customer priorities, and driving operational improvements that resulted in improved orders, revenues, and profit margins in 2022 for the largest business unit within the Aerospace business

●   Implementing lean processes globally to improve turnaround time, contract selectivity, and estimates of future contract performance, driving increased profitability

●   Expanding our global maintenance, repair and overhaul network to provide full flexibility to meet customers’ needs

Russell Stokes Age: 51 Education: Cleveland State University GE Tenure: 26 Years

Changes for 2023 Compensation: Consistent with his expanded operational responsibilities during 2022, the committee approved an annual equity grant in 2023 for Mr. Stokes of $5.0 million.

GE 2023 PROXY STATEMENT     41

Summary Compensation

Summary Compensation Table

NAME & PRINCIPAL POSITION	YEAR	SALARY	BONUS*		STOCK AWARDS	STOCK OPTION	NON-EQUITY INCENTIVE PLAN COMP.	CHANGE IN PENSION VALUE & DEFERRED COMP.	ALL OTHER COMP	SEC TOTAL
H. Lawrence Culp, Jr. Chairman & CEO, GE and CEO, GE Aerospace	2022	$2,500,000	$0		$5,000,021	$0	$525,000	$151,653	$21,350	$8,198,024
	2021	$2,500,000	$4,200,000		$14,999,996	$0	$0	$943,153	$20,300	$22,663,449
	2020	$653,409	0		$72,054,874	$0	$0	$463,799	$19,950	$73,192,032
Carolina Dybeck Happe SVP & CFO	2022	$1,500,000	$0		$3,354,008	$1,500,016	$262,500	$0	$3,124,668	$9,741,192
	2021	$1,500,000	$2,100,000		$3,602,609	$1,499,998	$0	$351,465	$1,415,986	$10,470,058
	2020	$1,250,000	$1,325,000		$10,415,106	$9,500,003	$0	$246,010	$1,032,906	$23,769,025
Peter Arduini SVP, GE and CEO, HealthCare
	2022	$1,250,000	$0		$6,135,961	$2,099,996	$890,625	$0	$120,520	$10,497,102
John Slattery EVP & CCO Aerospace	2022	$1,250,000	$0		$4,024,812	$1,800,006	$1,462,500	$105,114	$138,843	$8,781,275
	2021	$1,250,000	$1,337,500		$4,323,123	$1,799,998	$0	$292,217	$451,616	$9,454,454
	2020	$588,768	$1,375,000	**	$2,097,221	$2,399,998	$0	$87,815	$4,685,336	$11,234,138
Russell Stokes SVP, GE & CEO Commercial Engines & Services	2022	$1,400,000	$0		$2,549,063	$1,140,001	$1,652,000	$3,217	$113,422	$6,857,703
	2021	$1,400,000	$1,456,000		$2,521,819	$1,050,001	$0	$2,733	$89,211	$6,519,764
	2020	$1,400,000	$1,300,000		$7,267,127	$1,050,002	$0	$5,919,977	$89,573	$17,026,679

*	For 2022, we reported AEIP bonuses paid to our named executives under “Non-Equity Incentive Plan Compensation”, as they were based on predetermined performance measures without the use of discretion. AEIP bonuses paid to our named executives in 2020 and 2021 are under this “Bonus” column.
**	Includes $1.0 million signing bonus for Mr. Slattery, pursuant to his offer letter agreement.

SALARY. Base salaries for our named executives. Each of the named executives contributed a portion of his or her salary to the GE Retirement Savings Plan (GE RSP), the company’s 401(k) savings plan. Mr. Culp voluntarily forfeited 74% of his salary for 2020, in light of the business challenges resulting from the COVID-19 pandemic. See Base Salaries on page 31 for more information.

BONUS. Amounts earned under the AEIP in 2020 and 2021. For amounts earned under the AEIP in 2022, see Non-Equity Incentive Plan Compensation. See Annual Executive Incentive Plan on page 31 for additional information on the AEIP program.

STOCK AWARDS. Aggregate grant date fair value of stock awards in the form of PSUs and RSUs, and in the case of Mr. Culp, performance shares, granted in the years shown. Generally, the aggregate grant date fair value is the amount that the company expects to expense for accounting purposes over the award’s vesting schedule and does not correspond to the actual value that the named executives will realize from the award. In particular, the actual value of PSUs and performance shares received are different from the accounting expense because it depends on performance. For example, as described on page 37, the 2020 and 2022 PSU grants were cancelled by the committee and as a result, none of our named executives received a payout for these awards. When PSUs awards are cancelled, GE does not adjust the related amounts previously reported as compensation in the year of the PSU award to reflect the cancellation. In accordance with SEC rules, the aggregate grant date fair value of the 2022 PSUs and the 2022 portion of Mr. Arduini’s New Hire PSU Award is calculated based on the most probable outcome of the performance conditions as of the grant date, which was less than maximum performance. If the most probable outcome of the performance conditions on the grant date had been maximum performance, then the grant date fair value of the 2022 PSUs would have been as follows: Culp ($7,818,428), Dybeck Happe ($3,887,734), Arduini ($7,603,440), Slattery ($4,665,328), and Stokes ($2,954,684) and the grant date fair value of the New Hire PSU Award would have been $2,160,517. Portions of Mr. Arduini’s New Hire PSU Award are tied to performance goals for 2023 and 2024 that were not set at the time of the grant, and in accordance with SEC rules, no value was estimable for those portions at the time of the grant. A fair value for those portions will be disclosed in future years once the targets are known and the value is estimable. See the 2022 Grants of Plan-Based Awards Table on page 44 for additional information for PSUs and RSUs granted in 2022.

STOCK OPTIONS. Aggregate grant date fair value of option awards granted in the years shown. These amounts reflect the company’s accounting expense and do not correspond to the actual value that the named executives will realize. For information on the assumptions used in valuing a particular year’s grant, see the note on Share-Based Compensation in GE’s financial statements in our annual report on Form 10-K for 2022. See the 2022 Grants of Plan-Based Awards Table on page 44 for additional information on 2022 grants.

NON-EQUITY INCENTIVE PLAN COMPENSATION. Amounts earned under the AEIP for 2022. See the 2022 Grants of Plan-Based Awards Table on page 44 and Annual Executive Incentive Plan on page 31 for additional information.

CHANGE IN PENSION VALUE & DEFERRED COMP. Sum of the change in pension value and above-market earnings on nonqualified deferred compensation, which break down as shown in the following table.

NAME	CHANGE IN PENSION VALUE	ABOVE MARKET EARNINGS
Culp	$151,653	$0
Dybeck Happe	$0	$0
Arduini	$0	$0
Slattery	$105,114	$0
Stokes	$0	$3,217

Year-over-year changes in pension value generally are driven by changes in actuarial pension assumptions as well as increases in age, and any additional service and compensation (as applicable by plan). See Pension Benefits on page 49 for additional information, including the present value assumptions used in this calculation. Above-market earnings represent the difference between market interest rates calculated under SEC rules and the 6% to 14% interest contingently credited by the company on salary that the named executives deferred under various executive deferred salary programs in effect between 1991 and 2022. See Deferred Compensation on page 47 for additional information.

42     GE 2023 PROXY STATEMENT

ALL OTHER COMP. We provide our named executives with other benefits that we believe are reasonable, competitive and consistent with our overall executive compensation program. The costs of these benefits for 2022, minus any reimbursements by the named executives, are shown in the table below.

NAME	LIFE INSURANCE PREMIUMS	COMPANY CONTRIBUTIONS TO SAVINGS PLANS	COMPANY CREDITS TO RESTORATION PLAN	RELOCATION AND EXPATRIATE BENEFITS	RELOCATION AND EXPATRIATE TAX BENEFITS	OTHER	TOTAL
Culp	$0	$21,350	$0	$0	$0	$0	$21,350
Dybeck Happe	$0	$9,150	$0	$429,913	$2,664,677	$20,928	$3,124,668
Arduini	$0	$21,350	$74,970	$0	$0	$24,200	$120,520
Slattery	$0	$21,350	$0	$69,164	$44,651	$3,678	$138,843
Stokes	$83,521	$19,825	$0	$0	$0	$10,076	$113,422

Life Insurance Premiums. Taxable payments to cover premiums for universal life insurance policies the named executives own. These policies include: (1) Executive Life, which provides universal life insurance policies for the indicated named executives totaling up to $3 million in coverage at the time of enrollment and increased 4% annually thereafter; and (2) Leadership Life, which provides universal life insurance policies for the indicated named executives with coverage of 2X their annual pay (salary plus most recent bonus). As of January 1, 2018, these plans were closed to new employees and employees who were not already employed at the relevant band level, including Messrs. Culp, Slattery, Arduini and Ms. Dybeck Happe.

Company Contributions to Savings Plans. Represents GE’s matching contributions to the named executives’ RSP accounts equaling up to 4% of eligible pay, and automatic contributions equaling 3% of eligible pay, up to the caps imposed under IRS rules. The GE RSP was split into two plans effective January 1, 2023 – one maintained by GE HealthCare, and one maintained by GE. Mr. Arduini’s RSP benefits were allocated to the GE HealthCare Retirement Savings Plan and the other named executives remained in the GE RSP. We anticipate splitting the GE RSP again in anticipation of the planned spin-off of GE Vernova.

Company Credits to Restoration Plan. Represents GE’s accrued credits to the named executives’ Restoration Plan accounts equaling 7% of their annual earnings, which include base salary and up to one-half of eligible bonus payments, that exceed the IRS-prescribed limit.

Relocation and Expatriate Benefits. Expenses for relocating the named executives and their families in connection with their hiring from outside GE. With respect to Ms. Dybeck Happe, this amount includes expenses for relocating her and her family from Sweden to GE’s headquarters in Boston in 2020 and continued residence outside her home country, which includes the following: (1) housing and utilities ($275,000), (2) educational support for her children ($142,430), (3) tax preparation services and (4) other relocation benefits. With respect to Mr. Slattery, this amount includes the benefits provided to him in connection with his relocation from Ireland to GE Aerospace’s headquarters in Cincinnati, which consists of: educational support for his children ($69,164). Relocation and international assignment benefits, such as those provided to Ms. Dybeck Happe and Mr. Slattery, allow us to recruit the best executives from all over the world, regardless of where they are based.

Relocation and Expatriate Tax Benefits. Tax benefits provided in connection with new hire relocations and international assignments. For Ms. Dybeck Happe, these benefits are pursuant to her employment agreement, and in 2022, include the following: (1) tax equalization payments ($1,525,298 ) intended to ensure that Ms. Dybeck Happe is not put in a disadvantaged tax position as a result of her position with GE in the United States, (2) taxes paid in connection with relocation benefits ($334,185), and (3) tax gross-up payments related to the tax benefits ($805,194). Tax benefits were higher in 2022 for Ms. Dybeck Happe partially because they related to multiple tax years. Benefits for Mr. Slattery included taxes paid in connection with relocation benefits ($44,651).

Other. Total amount of other benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of personal benefits for the named executive. These other benefits included items such as: (1) car service fees; (2) certain expenses associated with the named executives’ and their invited guests’ attendance at sporting events; (3) transition credits related to participation in the GE Pension Plan; (4) annual physical examinations; (5) legal and professional fees and (6) incremental costs associated with personal use of aircraft and travel by guests accompanying the executive on business travel on a company-leased aircraft, such as for catering. Our named executives are permitted to use an aircraft that is leased by the company for personal use, but, to the extent the named executives engaged in such use during 2022, all such use was reimbursed to the company at rates sufficient to cover the variable costs associated with those flights, other than certain incremental costs as noted above and reported under this item. In addition, the company engages in certain sponsorships and purchases tickets to sporting events in advance for the purposes of customer entertainment. Occasionally, tickets from sponsorship agreements or unused tickets purchased for customer entertainment are made available for personal use by the named executives or other employees. These tickets typically result in no incremental cost to the company.

SEC Total. Total compensation, as determined under SEC rules.

GE 2023 PROXY STATEMENT     43

Incentive Compensation

In recent years, we have used a mix of short-term incentive compensation under the AEIP and long-term incentive compensation awards: PSUs, performance shares, RSUs, and stock options. In 2022, we granted annual equity awards in March.

2022 Grants of Plan-Based Awards Table

The following table shows bonuses under our AEIP, and awards of RSUs, PSUs and stock options granted to our named executives in 2022. These awards were approved under the GE 2007 Long-Term Incentive Plan, a plan that shareholders approved in 2007, 2012 and 2017 (the 2007 LTIP). In 2022, our shareholders approved the GE 2022 Long-Term Incentive Plan (the 2022 LTIP), which replaced the 2007 LTIP. For more information on each of the award types, see Long-Term Incentive Compensation on page 36. This table includes PSU awards granted in 2022, which were cancelled without payout as a result of below-threshold performance. This table does not take into account the treatment of outstanding equity awards in 2023 in connection with the GE HealthCare spin-off. See Treatment of Outstanding Equity Awards with GE HealthCare Spin-Off on page 38 for additional details.

				ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER PSUs			RESTRICTED STOCK UNITS (#)	STOCK OPTIONS (#)	OPTION EXERCISE PRICE	GRANT DATE FAIR VALUE OF AWARDS
NAME	GRANT DATE	APPROVAL DATE	AWARD TYPE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Culp			AEIP	$93,750	$3,750,000	$5,625,000
	3/21/2022	3/6/2022	Annual Equity				5,542	55,424	96,992				$5,000,021
Dybeck Happe			AEIP	$46,875	$1,875,000	$2,812,500
	3/1/2022	2/23/2022	Annual Equity				2,824	28,238	49,417				$2,499,967
	3/1/2022	2/11/2022	Annual Equity							10,317			$854,041
	3/1/2022	2/11/2022	Annual Equity								45,032	$92.33	$1,500,016
Arduini			AEIP	$0	$1,562,500	$2,343,750
	2/23/2022	2/23/2022	New Hire				0	17,316	25,974				$1,440,345
	3/1/2022	2/23/2022	Annual Equity				3,953	39,534	69,185				$3,500,024
	3/1/2022	2/11/2022	Annual Equity							14,443			$1,195,592
	3/1/2022	2/11/2022	Annual Equity								63,044	$92.33	$2,099,996

Slattery			AEIP	$31,250	$1,250,000	$1,875,000
	3/1/2022	2/23/2022	Annual Equity				3,389	33,886	59,301				$2,999,995
	3/1/2022	2/11/2022	Annual Equity							12,380			$1,024,816
	3/1/2022	2/11/2022	Annual Equity								54,038	$92.33	$1,800,006
Stokes			AEIP	$35,000	$1,400,000	$2,100,000
	3/1/2022	2/23/2022	Annual Equity				2,146	21,461	37,557				$1,899,985
	3/1/2022	2/11/2022	Annual Equity							7,841			$649,078
	3/1/2022	2/11/2022	Annual Equity								34,224	$92.33	$1,140,001

Estimated Future Payouts Under Non-Equity Incentive Plan Awards

Amounts shown are the threshold, target and maximum potential payouts under the AEIP for 2022. The payout under the 2022 AEIP can range from zero for below threshold performance against all financial performance measures to a maximum of 150% of target, based on the maximum level of achievement of all financial performance measures. The actual 2022 AEIP payouts for our named executives are reported in the Summary Compensation Table in the Non-Equity Incentive Plan Compensation column. For more information on the AEIP, see Annual Executive Incentive Plan on page 31.

Estimated Future Payouts Under PSUs

Amounts shown are the threshold, target and maximum number of PSUs that could be earned under awards granted in 2022. The payout of the 2022 PSU awards can range from zero for below threshold performance against both performance measures to a maximum of 175% of target, based on the maximum level of achievement of both performance measures. The payout of Mr. Arduini’s New Hire PSU Award can range from zero for below threshold performance against all performance measures to a maximum of 150% of target, based on the maximum level of achievement of all performance measures. For more information on 2022 PSU awards and Mr. Arduini’s New Hire PSU Award, see pages 36 and 38, respectively.

Option Exercise Price

Stock option exercise prices reflect the closing price of GE stock on the grant date.

Grant Date Fair Value of Awards

Generally, the aggregate grant date fair value of an award is the amount that the company expects to expense in its financial statements over the award’s vesting schedule.

●	For stock option awards, fair value is calculated using the Black-Scholes value of each option on the grant date (resulting in a $33.31 per unit value for the March 2022 stock option grants).

●	For RSU awards, fair value is generally calculated based on the closing stock price on the date of grant, reduced by the present value of dividends expected to be paid on GE common stock before the RSUs vest (resulting in a $82.78 per unit value for the March 2022 grants) because dividend equivalents on unvested RSUs are accrued and paid out only if and when the award vests.

●	For PSU awards, the actual value of units received will depend on the company’s performance, as described above. Fair value is calculated by multiplying the per unit value of the award ($83.18 for Mr. Arduini’s February New Hire PSU Award, and $88.53 for the March 2022 grants, except for awards granted to Mr. Culp which were $90.21) by the number of units at target. The per unit value is based on the closing price of the company’s stock price on the grant date, adjusted to reflect a projected impact of the TSR modifier using a Monte Carlo simulation.

44     GE 2023 PROXY STATEMENT

2022 Outstanding Equity Awards at Fiscal Year-End Table

The following table shows the named executives’ stock and option grants as of year-end. It includes unexercised stock options awards (vested and unvested), RSUs, performance shares and PSUs for which vesting conditions were not yet satisfied as of December 31, 2022. The table does not include PSU awards granted in 2020 and 2022, which were cancelled without payout as a result of below-threshold performance.

This table does not take into account the treatment of outstanding equity awards in 2023 in connection with the GE HealthCare spin-off. See Treatment of Outstanding Equity Awards with GE HealthCare Spin-Off on page 38 for additional details.

NAME OF EXECUTIVE	GRANT DATE	AWARD TYPE	NUMBER OUTSTANDING	PORTION EXERCISABLE	EXERCISE PRICE	EXPIRATION DATE	MARKET VALUE	VESTING SCHEDULE
Culp	8/18/2020	Performance Shares	1,742,879				$146,035,831	100% in 2024, subject to performance
	3/1/2021	PSUs	256,429				$21,486,186	100% in 2024, subject to performance
Dybeck Happe	3/2/2020	Options	51,090	25,545	$89.68	3/2/2030	$0	100% in 2023
	3/2/2020	Options	257,732	0	$89.68	3/2/2030	$0	100% in 2024
	3/2/2020	RSUs	5,102				$427,497	100% in 2023
	9/3/2020	PSUs	205,110				$17,186,167	100% in 2025, subject to performance
	3/1/2021	Options	36,266	0	$104.88	3/1/2031	$0	50% in 2023 and 2024
	3/1/2021	PSUs	42,739				$3,581,101	100% in 2024, subject to performance
	3/1/2021	RSUs	10,513				$880,884	50% in 2023 and 2024
	3/1/2022	Options	45,032	0	$92.33	3/1/2032	$0	50% in 2024 and 2025
	3/1/2022	RSUs	10,317				$864,461	50% in 2024 and 2025
Arduini	2/23/2022	PSUs	17,316				$1,450,908	100% in 2025, subject to performance
	3/1/2022	Options	63,044	0	$92.33	3/1/2032	$0	50% in 2024 and 2025
	3/1/2022	RSUs	14,443				$1,210,179	50% in 2024 and 2025
Slattery	7/13/2020	Options	67,446	44,964	$53.60	7/13/2030	$2,036,195	100% in 2023
	9/2/2020	Options	42,938	21,469	$51.52	9/2/2030	$1,385,609	100% in 2023
	9/2/2020	RSUs	5,796				$485,647	100% in 2023
	3/1/2021	Options	43,520	0	$104.88	3/1/2031	$0	50% in 2023 and 2024
	3/1/2021	PSUs	51,286				$4,297,254	100% in 2024, subject to performance
	3/1/2021	RSUs	12,616				$1,057,095	50% in 2023 and 2024
	3/1/2022	Options	54,038	0	$92.33	3/1/2032	$0	50% in 2024 and 2025
	3/1/2022	RSUs	12,380				$1,037,320	50% in 2024 and 2025
Stokes	9/13/2013	Options	16,256	16,256	$182.88	9/13/2023	$0	Fully Vested
	9/05/2014	Options	32,512	32,512	$200.72	9/5/2024	$0	Fully Vested
	9/11/2015	Options	15,216	15,216	$191.92	9/11/2025	$0	Fully Vested
	9/9/2016	Options	19,508	19,508	$231.60	9/9/2026	$0	Fully Vested
	9/6/2017	Options	26,010	26,010	$191.68	9/6/2027	$0	Fully Vested
	1/29/2018	Options	65,024	65,024	$125.20	1/29/2028	$0	Fully Vested
	3/19/2019	Options	36,972	36,972	$81.52	3/19/2029	$83,926	Fully Vested
	3/2/2020	Options	35,763	17,881	$89.68	3/2/2030	$0	100% in 2023
	3/2/2020	RSUs	3,571				$299,214	100% in 2023
	9/3/2020	RSUs	96,451				$8,081,629	50% in 2023 and 2024
	3/1/2021	Options	25,386	0	$104.88	3/1/2031	$0	50% in 2023 and 2024
	3/1/2021	PSUs	29,918				$2,506,829	100% in 2024, subject to performance
	3/1/2021	RSUs	7,360				$616,694	50% in 2023 and 2024
	3/1/2022	Options	34,224	0	$92.33	3/1/2032	$0	50% in 2024 and 2025
	3/1/2022	RSUs	7,841				$656,997	50% in 2024 and 2025

GE 2023 PROXY STATEMENT     45

MARKET VALUE. The market value of awards of RSUs, performance shares and PSUs is calculated by multiplying the closing price of GE stock as of December 31, 2022 ($83.79) (the last trading day for the year) by the number of shares underlying each award. With respect to the Leadership Performance Shares granted to Mr. Culp on August 18, 2020, and the Leadership PSUs granted to Ms. Dybeck Happe on September 3, 2020, this value assumes satisfaction of the maximum-level payout for the awards. With respect to the 2021 PSU awards, this value assumes satisfaction of the maximum-level payout for the awards. With respect to Mr. Arduini’s New Hire PSU Award, this value reflects target-level payout for the awards. For options, the market value is calculated by multiplying the number of shares underlying each award by the spread between the awards exercise price and the closing price of GE stock as of December 31, 2022.

VESTING SCHEDULE.

Options vest on the anniversary of the grant date in the years shown in the table. See Potential Termination Payments on page 51 regarding events which may result in acceleration of unvested options.

RSUs vest on the anniversary of the grant date in the years shown in the table. See Potential Termination Payments on page 51 regarding events which may result in acceleration of unvested RSUs.

Leadership Performance Shares and Leadership PSUs vest on the anniversary of the grant date in the years shown in the table, solely to the extent that the performance conditions have been achieved at a level to be paid out, as certified by the committee. See Potential Termination Payments on page 51 for additional details regarding events which may result in acceleration of the Leadership Performance Shares and Leadership PSUs.

Other PSUs vest at the beginning of the year indicated when the committee certifies the level at which the performance metrics have been achieved, unless otherwise stated. For further detail on the terms and conditions of the PSU awards, see Long-Term Incentive Compensation on page 36. See Potential Termination Payments on page 51 regarding events which may result in earlier service-based vesting for the 2021 PSU awards and Mr. Arduini’s New Hire PSU Award, subject to satisfaction of performance conditions.

Option Exercises and Stock Vested Table

The following table shows the number of shares the named executives acquired and the values they realized upon the vesting of RSU awards during 2022. During the year, none of the named executives exercised stock options and none had PSU or performance share awards that were earned, and all of the named executives, other than Messrs. Culp and Arduini, had RSU awards that vested. Values are shown before payment of any applicable withholding taxes or brokerage commissions.

Executives that remain employed by GE are required to hold the stock that they receive following the exercise of stock options (less those shares that are withheld to satisfy the exercise price and pay taxes) for at least a year following exercise, regardless of whether their stock ownership requirements have been met. Continuing executives also cannot sell any stock they receive as the result of the vesting of awards of RSUs or PSUs (less those shares that are withheld to pay taxes) until they have satisfied their stock ownership requirement. See Stock Ownership and Equity Grant Policies on page 57. The 2021 PSU grants and the 2022 RSU grants are also subject to a one-year holding requirement following settlement, regardless of whether the executive has met his or her stock ownership requirements.

	OPTION AWARDS		PSUs & RSUs*
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE	VALUE REALIZED ON EXERCISE	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING
Culp	0	$0	0	$0
Dybeck Happe	0	$0	5,103	$479,784
Arduini	0	$0	0	$0
Slattery	0	$0	5,796	$424,441
Stokes	0	$0	9,717	$908,389

*	Subject to stock ownership requirement for continuing executives; dollar amount represents pre-tax value realized on vesting.

46     GE 2023 PROXY STATEMENT

Equity Compensation Plan Information

The following table provides information regarding outstanding equity awards and shares available for future issuance under all of GE’s equity plans. The number of shares available for future issuance increased compared to the prior year, primarily due to the expiration of unexercised stock options that had an exercise price above our stock price in recent years, and the forfeiture of unvested equity awards upon employee departures, each of which were returned to the pool. This table does not take into account the treatment of outstanding equity awards or GE’s equity plans in 2023 in connection with the GE HealthCare spin-off. See Treatment of Outstanding Equity Awards with GE HealthCare Spin-Off on page 38 for additional details.

(IN THOUSANDS EXCEPT PER SHARE $ AMOUNTS, AS OF 12/31/2022)	SHARES TO BE ISSUED UPON EXERCISE OR SETTLEMENT	WEIGHTED AVERAGE EXERCISE PRICE		SHARES AVAILABLE FOR FUTURE ISSUANCE
Plans approved by shareholders (2007 LTIP and 2022 LTIP)
Options	31,016	$142.68			(a)
RSUs	9,687		(b)		(a)
PSUs	2,505		(b)		(a)
Performance Shares	1,162
Plans not approved by shareholders (Consultants Plan)
Options	7	$182.16			(c)
RSUs	—		(b)		(c)
PSUs	—		(b)		(c)
Total	44,377	$142.68		74,106

(a)	Total shares available for future issuance under the 2022 LTIP amounted to 74.1 million shares as of December 31, 2022. Following approval of the 2022 LTIP, no shares remained available for future issuance under the 2007 LTIP.
(b)	Not applicable.
(c)	Following approval of the 2022 LTIP, no shares remain available for future issuance under the GE Stock-Based Compensation and Incentive Plan for Consultants, Advisors and Independent Contractors (the Consultants Plan).

Deferred Compensation

We offer certain deferred compensation programs and arrangements for executives.

Bonus Deferrals

ELIGIBILITY AND DEFERRAL OPTIONS. For 2022 and prior performance years, U.S. employees in our executive band and above, including the named executives, could elect to defer all or a portion of their annual bonus payment and be credited with earnings (or losses) on those deferrals under the options shown below. Participants may change their earnings option up to four times per year. The company makes all decisions regarding the earnings options that are offered and the measures for calculating earnings under those options.

TIME AND FORM OF PAYMENT. Participants can elect to receive their deferred amounts upon separation from service either in a lump sum or in 10 to 20 annual installments. Participants may not withdraw any deferred amounts prior to separating from service.

EARNINGS OPTION	TYPE OF EARNINGS	ACCOUNT BALANCE FOR EARNINGS CALCULATION	EARNINGS AMOUNT*	WHEN EARNINGS CREDITED
GE Stock Units (based on GE stock value) S&P 500 Index Units (based on S&P 500)	Dividend-equivalent income	Units in account on NYSE ex-dividend date	Quarterly dividend declared for GE stock or the S&P 500, as applicable	Quarterly
Deferred Cash Units (cash units)	Interest income	Daily outstanding account balance	Prior calendar months average yield for U.S. Treasury Notes and Bonds issued with maturities of 10 years and 20 years	Monthly

*	None of the bonus deferral options provide for above-market interest as defined by the SEC.

Salary Deferrals

ELIGIBILITY. In prior years, we periodically offered eligible employees in our executive band and above the opportunity to defer their salary payments (the last such plan was offered in 2010 for 2011 salary). Individuals who were named executives at the time a deferred salary program was offered were not eligible to participate. Among our named executives, only Mr. Stokes has participated in our salary deferral programs.

INTEREST INCOME. These programs provide accrued interest on deferred amounts (including an above-market interest rate as defined by the SEC) ranging from 6% to 14% compounded annually.

TIME AND FORM OF PAYMENT. Our deferred salary programs have required participants to elect to receive deferred amounts either in a lump sum or in 10 to 20 annual installments. Participants may not withdraw any deferred amount prior to separating from service.

GE 2023 PROXY STATEMENT     47

GE Restoration Plan

ELIGIBILITY. U.S. employees who become U.S. executives on or after January 1, 2021, accrue benefits under the GE Restoration Plan, instead of any benefits under the GE Supplementary Pension Plan (including the Executive Retirement Benefit) (see Pension Benefits on page 49 for information regarding the GE Supplementary Pension Plan). As of December 31, 2022, only Mr. Arduini accrued benefits under the GE Restoration Plan. (See Impact of GE HealthCare Spin-Off on Deferred Compensation Programs, below, for information regarding the impact of the GE HealthCare Spin-Off on Mr. Arduini’s benefit under the GE Restoration Plan.)

BENEFIT FORMULA. GE Restoration Plan participants are credited with 7% of their annual earnings, which include base salary and up to one-half of eligible bonus payments, which exceed the IRS-prescribed limit applicable to tax-qualified plans ($305,000 for 2022).

EARNINGS OPTIONS AND VESTING. The annual credits are notionally invested as elected by the participant in earnings options that generally mirror the investment options available under the broad-based tax qualified GE RSP. Participants may change their election up to 12 times per quarter. The company makes all decisions regarding the earnings options that are offered and the measures for calculating earnings under those options. Earnings are currently credited daily. Participants generally vest in their GE Restoration Plan accounts after three years of service.

TIME AND FORM OF PAYMENT. Vested amounts under the GE Restoration Plan are paid in a lump sum, generally in July of the year following the year of a participant’s separation from service.

Nonqualified Deferred Compensation Table

The table below shows amounts credited to the named executives’ accounts under nonqualified deferred compensation plans and plan balances as of December 31, 2022. No withdrawals or distributions from these plans were made in 2022.

			AGGREGATE EARNINGS IN LAST FISCAL YEAR				AGGREGATE BALANCE AT LAST FISCAL YEAR-END
NAME	EXECUTIVE CONTRIBUTIONS IN 2022	COMPANY CREDITS IN 2022	DEFERRED BONUS PROGRAM		DEFERRED SALARY PROGRAM	GE RESTORATION PLAN	DEFERRED BONUS PROGRAM	DEFERRED SALARY PROGRAM	GE RESTORATION PLAN
Culp	$0	N/A	–$	376,275	N/A	N/A	$1,693,625	N/A	N/A
Dybeck Happe	$0	N/A		$0	N/A	N/A	$0	N/A	N/A
Arduini	$0	$74,970		$0	N/A	$0	$0	N/A	$74,970
Slattery	$0	N/A		$0	N/A	N/A	$0	N/A	N/A
Stokes	$0	N/A		$107	$8,210	N/A	$3,716	$104,799	N/A

EXECUTIVE CONTRIBUTIONS IN 2022. Amounts represent compensation deferred during 2022.

COMPANY CREDITS IN 2022. Amounts represent accrued company credits in the GE Restoration Plan in 2022.

AGGREGATE EARNINGS IN 2022. Reflects earnings on each type of deferred compensation listed in this section that were credited to the named executives’ deferred compensation account during 2022. The earnings may be positive or negative, depending on the named executive’s investment choice, and are calculated based on the account balance attributable to each earnings option as of December 31, 2022; minus that amount as of December 31, 2021; minus any contributions during the year. See the Summary Compensation Table on page 42 for the above-market portion of these earnings in 2022.

AGGREGATE BALANCE AT DECEMBER 31, 2022. The fiscal year-end balance reported in the table above includes $2.1 million for deferred bonus for Mr. Culp that was previously reported in the Summary Compensation Table and $3,610 for deferred bonus and $96,589 for deferred salary for Mr. Stokes that were previously reported in the Summary Compensation Table.

Impact of GE HealthCare Spin-Off on Deferred Compensation Programs

In anticipation of the spin-off of GE HealthCare, each of the deferred bonus and salary plans were split into three continuing mirror plans, effective January 1, 2023, to be maintained by GE Aerospace, GE Vernova, and GE HealthCare, respectively. Mr. Culp and Mr. Stokes’ deferred salary and bonus plan benefits, as applicable, were allocated to plans to be maintained by GE Aerospace after the planned GE Vernova spin-off.

Similarly, the Restoration Plan was split into two plans effective January 1, 2023 – one maintained by GE HealthCare, and one maintained by GE. Mr. Arduini’s Restoration Plan benefits were allocated to the GE HealthCare Restoration Plan. We anticipate splitting the GE Restoration Plan again in anticipation of the planned spin-off of GE Vernova.

48     GE 2023 PROXY STATEMENT

Pension Benefits

The company provides retirement benefits to certain named executives based in the United States under the same GE Pension Plan and GE Supplementary Pension Plan in which other eligible U.S. employees participate. The GE Pension Plan is a funded, tax-qualified plan. The Supplementary Pension Plan is an unfunded, unsecured obligation of the company and is not qualified for tax purposes.

GE Pension Plan

ELIGIBILITY AND VESTING. The GE Pension Plan is a broad-based retirement program for U.S.-based employees that has been closed to new participants since 2012 (2011 for salaried new hires). Effective January 1, 2023, the plan has been renamed the GE Aerospace Pension Plan. Employees who began working at GE after the plan was closed, including Messrs. Culp and Slattery and Ms. Dybeck Happe, are not eligible for this plan. Those employees who are eligible generally vest in the plan after five years of qualifying service. The plan also requires employee contributions, which vest immediately. Effective January 1, 2021, participants with salaried benefits stopped accruing benefits (and making contributions) under this plan and became eligible for the automatic contributions available to new hires under the GE RSP equalling 3% of eligible pay (up to the caps imposed under IRS rules), plus two years of transition credits equalling 2% of eligible pay per year. Mr. Arduini was previously employed by GE from 1990 to 2005, and accrued benefits under the GE Pension Plan during that time.

BENEFIT FORMULA. For Messrs. Stokes and Arduini, the plan provides benefits based primarily on a formula that takes into account their earnings for each fiscal year (through 2020) during which they were employed by GE. Since 1989, this formula has provided an annual benefit accrual equal to 1.45% of a named executive’s earnings for the year up to covered compensation and 1.9% of his or her earnings for the year in excess of covered compensation. Covered compensation was $60,000 for 2020 and has varied over the years based in part on changes in the Social Security taxable wage base. For purposes of the formula, annual earnings include base salary and up to one-half of bonus payments, but may not exceed an IRS-prescribed limit applicable to tax-qualified plans ($285,000 for 2020). As a result, the maximum incremental annual benefit a named executive could have earned for service in 2020 was $5,145, and in 2021 and subsequent years is $0 due to the stoppage of accruals. Over the years, we have made special one-time adjustments to this plan that increased eligible participants pensions, but no adjustment was made in 2022.

TIME AND FORM OF PAYMENT. The accumulated benefit an employee earns is payable after retirement on a monthly basis for life with a guaranteed minimum benefit of five years. The normal retirement age as defined in this plan is 65; however, employees who began working at GE prior to 2005, including Messrs. Stokes and Arduini, may retire at age 60 without any reduction in benefits. In addition, the plan provides for Social Security supplements and spousal joint and survivor annuity options.

TAX CODE LIMITATIONS ON BENEFITS. The tax code limits the benefits payable under the Pension Plan. For 2022, the maximum single life annuity a named executive could have received under these limits was $245,000 per year. This ceiling is actuarially adjusted in accordance with IRS rules to reflect employee contributions, actual forms of distribution and actual retirement dates.

GE Supplementary Pension Plan

ELIGIBILITY AND VESTING. The GE Supplementary Pension Plan is an unfunded and non-tax-qualified retirement program that provides retirement benefits to eligible U.S.-based employees in the executive band and above, including the named executives. Effective January 1, 2023, the plan has been renamed the GE Aerospace Supplementary Pension Plan. Employees generally must remain continuously employed until age 60 in order to vest in a benefit under the plan. For those who became U.S. executives prior to January 1, 2011, including Mr. Stokes, the plan provides an annuity benefit above amounts available under the GE Pension Plan (a Supplementary Pension benefit). For those who became U.S. executives on or after January 1, 2011 (and before January 1, 2021), including Messrs. Culp and Slattery and Ms. Dybeck Happe, the plan provides a retirement benefit paid in 10 annual installments (an Executive Retirement Benefit). Effective January 1, 2021, participants eligible for the Supplementary Pension benefit, including Mr. Stokes, stopped accruing that benefit and began accruing an Executive Retirement Benefit for their future credited service. The Executive Retirement Benefit was also closed to new participants and, effective January 1, 2021, new and rehired U.S. executives, including Mr. Arduini, are instead participating in the GE Restoration Plan (described above). Mr. Arduini forfeited the Supplementary Pension he previously accrued when he left GE in 2005, prior to satisfying the vesting conditions.

Supplementary Pension Benefit

BENEFIT FORMULA. A named executive’s annual Supplementary Pension benefit, when combined with certain amounts payable under the company’s other pension programs and Social Security, will equal 1.75% of his or her earnings credited for retirement benefits multiplied by the number of years of credited service (through 2020), up to a maximum of 60% of such earnings credited for retirement benefits. The earnings credited for retirement benefits are the named executive’s average annual compensation (base salary and bonus) for the highest 36 consecutive months out of the last 120 months prior to retirement (or December 31, 2020, if earlier).

TIME AND FORM OF PAYMENT. The Supplementary Pension benefit would be provided to eligible employees, including Mr. Stokes, after retirement as monthly payments for life (with a guaranteed minimum benefit of five years), and could not be received in a lump sum. The plan also provides for spousal joint and survivor annuity options. The normal retirement age under the plan is 65; however, executives eligible for this benefit who began working at GE prior to 2005, including Mr. Stokes, may retire at age 60 without any reduction in benefits.

Executive Retirement Benefit

BENEFIT FORMULA. A named executive’s Executive Retirement Benefit will equal 18% of his or her earnings credited for retirement benefits for each year of credited service as a GE Officer (as defined in the GE Supplementary Pension Plan), plus 14% of such earnings for each year of credited service as an Executive Director or Senior Executive Director and 10% of such earnings for each year of credited service as an Executive. The earnings credited for retirement benefits are the named executive’s average annual compensation (base salary and bonus) for the highest 36 consecutive months out of the last 120 months prior to retirement.

TIME AND FORM OF PAYMENT. The Executive Retirement Benefit would be provided to Messrs. Culp and Slattery and Ms. Dybeck Happe after retirement as 10 equal annual installment payments and could not be received in a lump sum. Mr. Stokes also began accruing an Executive Retirement Benefit beginning January 1, 2021, when he stopped accruing additional Supplementary Pension benefits. Executives eligible for this benefit may retire at age 60 but are subject to a reduction in benefits of up to 25% for retirement prior to age 65.

GE 2023 PROXY STATEMENT     49

GE Excess Benefits Plan

ELIGIBILITY. The GE Excess Benefits Plan is an unfunded and non-tax-qualified retirement program that is offered to employees whose benefits under the GE Pension Plan are limited by certain tax code provisions. Beginning January 1, 2021, no further benefit accruals are permitted for any participants under this plan. Effective January 1, 2023, the plan has been renamed the GE Aerospace Excess Benefits Plan.

BENEFIT FORMULA. Benefits payable under this plan are equal to the amount that would be payable under the terms of the GE Pension Plan disregarding the limitations imposed by certain tax code provisions minus the amount actually payable under the GE Pension Plan taking those limitations into account.

TIME AND FORM OF PAYMENT. Benefits are generally payable at the same time and in the same manner as permitted under the Pension Plan.

Pension Benefits Table

The table below shows the present value of the accumulated benefit as of December 31, 2022, for the named executives under each plan, as calculated based upon the assumptions described below. Although SEC rules require us to show this present value, the named executives are not entitled to receive these amounts in a lump sum. None of the named executives received a payment under these plans in 2022.

		PRESENT VALUE OF ACCUMULATED BENEFIT
NAME	NUMBER OF YEARS CREDITED SERVICE	PENSION PLAN	SUPPLEMENTARY PENSION PLAN	EXECUTIVE RETIREMENT BENEFIT	EXCESS BENEFITS PLAN	PAYMENT DURING LAST FISCAL YEAR
Culp	4	N/A	N/A	$2,614,456	N/A	$0
Dybeck Happe	3	N/A	N/A	$499,591	N/A	$0
Arduini*	15	$488,539	N/A	N/A	$0	$0
Slattery	2	N/A	N/A	$485,146	N/A	$0
Stokes**	24	$846,376	$8,150,048	$409,652	$0	$0

*	Mr. Arduini’s pension benefits reflect his accrued benefits from his prior employment with GE. Mr. Arduini’s credited service is limited to 15 years under the Pension Plan, from his prior employment with GE before future accruals stopped effective January 1, 2021. Mr. Arduini forfeited the Supplementary Pension he previously accrued when he left GE in 2005, prior to satisfying the vesting conditions.
**	Mr. Stokes’s credited service is limited to 24 years under the Pension Plan and the Supplementary Pension benefit, as no future accruals of those benefits are permitted effective January 1, 2021. For purposes of the Executive Retirement Benefit, Mr. Stokes’s credited service is limited to his service on and after January 1, 2021 (two years as of December 31, 2022).

PRESENT VALUE OF ACCUMULATED BENEFIT. The accumulated benefit is based on years of service and earnings (base salary and bonus) considered by the plans for the period through December 31, 2022. It also includes the value of contributions made by the named executives throughout their careers. For purposes of calculating the present value, we assume that the named executives will remain in service until the age at which they may retire without any reduction in benefits. For Messrs. Culp and Slattery and Ms. Dybeck Happe this is age 65, for Mr. Stokes, this is age 60 for the Pension Plan and the Supplementary Pension benefit and age 65 for the Executive Retirement Benefit, and for Mr. Arduini, this is age 60 for the Pension Plan. The present value calculation for Mr. Arduini’s Supplementary Pension does not include the amount he previously accrued and forfeited when he left GE in 2005, prior to satisfying the vesting conditions. We also assume that benefits are payable under the available forms of annuity consistent with the assumptions described in the Postretirement Benefit Plans notes in GE’s financial statements in our Annual Report on Form 10-K 2022, including the statutory discount rate assumption of 5.53% for the GE Pension Plan and 5.50% for the GE Supplementary Pension Plan and GE Excess Benefits Plan. The postretirement mortality assumption used for present value calculations for U.S. beneficiaries is the Pri-2012 Healthy Retiree mortality table projected to 2016, adjusted for GE’s experience and factoring in projected generational improvements.

Impact of GE HealthCare Spin-Off on Pension Plans

In anticipation of the spin-off of GE HealthCare, the GE Pension Plan, the GE Supplementary Pension Plan and the GE Excess Benefits plans were each split into three continuing plans, effective January 1, 2023, to be maintained by GE Aerospace, GE Vernova, and GE HealthCare, respectively. Mr. Arduini’s pension was allocated to the Pension Plan maintained by GE HealthCare. Benefits for Mr. Culp, Ms. Dybeck Happe and Mr. Slattery remained in the Executive Retirement Benefit portion of the Supplementary Pension Plan to be maintained by GE Aerospace after the GE Vernova spin-off. Mr. Stokes’s benefits remained in the Pension Plan and Supplementary Pension Plan to be maintained by GE Aerospace after the planned GE Vernova spin-off.

50     GE 2023 PROXY STATEMENT

Potential Termination Payments

In this section, we describe and quantify certain compensation that would have been payable under existing compensation plans and arrangements had a named executive’s employment terminated on December 31, 2022. For this hypothetical calculation, we have used each named executive’s compensation and service levels as of this date (and, where applicable, GE’s closing stock price on December 31, 2022). Since many factors (e.g., the time of year when the event occurs, GE’s stock price and the named executive’s age) could affect the nature and amount of benefits a named executive could potentially receive, any amounts paid or distributed upon a future termination may be different from those shown in the tables below. The amounts described below are in addition to benefits generally available to salaried employees, such as distributions under the GE RSP.

EMPLOYMENT AGREEMENTS FOR EMPLOYEES. As we have hired new executive talent from outside the company, we have entered into certain employment agreements with those individuals, generally at their request. Mr. Culp and Ms. Dybeck Happe each entered into employment agreements and Mr. Slattery and Mr. Arduini each entered into an offer letter agreement upon joining GE. Mr. Culp’s employment agreement and Mr. Arduini’s offer letter have subsequently been amended, as described below. The agreements for Messrs. Culp, Slattery, and Arduini and Ms. Dybeck Happe entitle them to certain post-termination benefits, in each case as further described below. Messrs. Arduini, Slattery and Stokes are also entitled to certain post-termination benefits as provided in the GE US Executive Severance Plan below.

EMPLOYMENT AGREEMENT WITH MR. CULP. We entered into an employment agreement with Mr. Culp upon his employment with GE in 2018, which was amended in August 2020 to extend the term to August 17, 2024, or such later date as mutually agreed by the parties up to and through August 17, 2025 (such date is referred to as the Expiration Date). His agreement provides for an annual base salary of $2.5 million, an annual bonus target at 150% of his salary, and an annual PSU award with a grant date fair value of $15 million, and was further amended on March 15, 2022, to reduce the 2022 annual grant of PSUs from $15 million to $5 million. His original employment agreement provided for a PSU inducement award, which he voluntarily relinquished in August 2020. In connection with the amendment in August 2020, he received a one-time Leadership Performance Share Award, with a target of 1,161,919 shares (as adjusted for the reverse stock split). Under his employment agreement, Mr. Culp receives other benefits given to senior executives of the company. Mr. Culp is also subject to a non-compete agreement, which terminates 24 months after his termination if his employment is terminated on or before the Expiration Date, and which terminates 12 months after termination of his employment if his employment terminates between the Expiration Date and 12 months thereafter. Mr. Culp is not subject to a non-compete agreement if his employment terminates after the date that is 18 months following the Expiration Date. He is also subject to a non-solicitation clause covering the same periods as his non-compete agreement.

Under the terms of this agreement, if Mr. Culp is terminated for any reason other than cause or due to a resignation without good reason, he would be entitled to the balance of his prior year’s annual bonus (to the extent earned, but not paid). Assuming a termination date of December 31, 2022, Mr. Culp would not have been entitled to any amount with respect to these benefits. Additionally, if Mr. Culp is terminated without cause or voluntarily leaves for good reason, he would be entitled to cash severance equal to two times his annual salary plus target bonus, payable in bi-weekly installments over a two-year period, subject to any delay required by tax regulations. Assuming a termination date of December 31, 2022, Mr. Culp would have been entitled to a severance payment in the amount of $12,500,000. This severance would be subject to his providing a release to the company and his ongoing compliance with perpetual confidentiality and non-disparagement provisions and 24-month non-compete and non-solicitation provisions under his employment agreement.

Under the award agreement for Mr. Culp’s one-time Leadership Performance Share Award, Mr. Culp is entitled to accelerated vesting of the performance shares as described below for such events that occur prior to the end of the performance period:

●	Retirement on August 17, 2024 (coinciding with the end of his employment agreement): the performance shares for which performance was actually achieved during the portion of the performance period that has already elapsed as of August 17, 2024.

●	Death or Disability: Prior to the end of the performance period, the greater of (i) the performance shares for which performance was actually achieved during the portion of the performance period that has already elapsed as of the date of such termination or (ii) the performance shares for which performance was actually achieved during the entire performance period, prorated based on length of service during the performance period.

●	Termination without Cause or Resignation for Good Reason: the greater of (i) the performance shares for which performance was actually achieved during the portion of the performance period that has already elapsed as of the date of such termination or (ii) the threshold number of performance shares, prorated based on length of service during the performance period.

●	Change in Control: the greatest of (i) the performance shares for which performance was actually achieved during the portion of the performance period that has elapsed prior to the date of such change in control; (ii) the performance shares for which performance was actually achieved during the portion of the performance period that has elapsed prior to the date of such change in control, with the relevant stock price based on the per-share consideration received by shareholders in connection with the change in control; or (iii) the threshold number of performance shares. The spin-off of GE HealthCare did not, and the planned spin-off of GE Vernova will not, constitute a “change in control” for purposes of Mr. Culp’s Leadership Performance Share Award.

See Equity Awards on page 54 regarding the value of the equity treatment.

GE 2023 PROXY STATEMENT     51

Under Mr. Culp’s employment agreement and Leadership Performance Share Award agreement, the following terms have the meanings set forth below:

●	Cause generally means (i) the willful and continued failure of Mr. Culp to substantially perform his assigned duties for more than 30 days after the company notifies Mr. Culp of such failure, (ii) willfully engaging in conduct that is materially injurious to the company, including violating company policies, or (iii) the commission of a felony or crime involving dishonesty related to the company.

●	Change in control generally means (i) the acquisition of more than 30% of the company’s stock or voting power by any person, or (ii) the reorganization, merger, consolidation, sale or disposition of all or substantially all of the assets of the company, unless more than 50% of the surviving entity is controlled by the shareholders immediately prior to such event, in substantially the same proportions as their ownership immediately prior to the event. The spin-off of GE HealthCare did not, and the planned spin-off of GE Vernova will not, constitute a “change in control” for purposes of Mr. Culp’s agreements.

●	Disability generally means that, as a result of Mr. Culp’s incapacity due to physical or mental illness, he is absent from his duties on a full-time basis for six consecutive months and does not return to the performance of his duties within 30 days after written notice is provided.

●	Good reason generally means (i) a reduction in Mr. Culp’s compensation rights, other than the agreed reduction in base salary, commencing April 2020, (ii) failure to renominate Mr. Culp to the Board or removing him from the position of CEO, (iii) materially reducing Mr. Culp’s duties and responsibilities, (iv) assigning Mr. Culp duties that are materially inconsistent with his position or duties that materially impair his ability to function as CEO, (v) relocation of the company’s headquarters by more than 50 miles, or (vi) a material breach of Mr. Culp’s employment agreement by the company.

EMPLOYMENT AGREEMENT WITH MS. DYBECK HAPPE. We entered into an employment agreement with Ms. Dybeck Happe upon her employment with GE. The agreement provides for an annual salary of $1.5 million, an annual bonus target at 125% of her salary, and long-term equity incentive awards with a grant date fair value of $4.9 million for 2020 and with a target grant date fair value of not less than $5.0 million for subsequent years. Upon commencement of her employment, she also received an award of stock options with a grant date fair value of $8.0 million (257,732 options, as adjusted for the reverse stock split) to compensate Ms. Dybeck Happe for value forfeited by her for leaving her prior employer. Ms. Dybeck Happe is subject to a non-compete and non-solicitation agreement, which terminates 12 months after her termination (for whatever reason).

Under the terms of her employment agreement, if Ms. Dybeck Happe is terminated without cause or voluntarily leaves for good reason at any time, subject to her providing a release to the company, she would be entitled to accelerated vesting of her new hire stock options which would remain exercisable through the end of the second calendar year following the year in which termination occurs. In addition, if such termination or departure occurs on or before December 31, 2023, she would be entitled to: (i) accelerated vesting of all then-outstanding long-term incentive awards, with the options remaining exercisable through the end of the second calendar year following the year in which termination or departure occurs, (ii) a lump sum cash payment equal to 12 months of base salary and target bonus and (iii) if she relocates back to Sweden within six months, reimbursement for certain relocation expenses. If such termination or departure occurs after December 31, 2023, Ms. Dybeck Happe will be eligible to receive the standard severance package provided to similarly situated officers of the company (which as of the signing date consisted of 12 months of base salary, but now consists of 18 months of base salary, as described below). Assuming a termination of employment as of December 31, 2022, the cash portion of this severance amount, excluding any relocation reimbursements, would be $3,375,000. See Equity Awards on page 54 regarding the value of the equity treatment.

Under the award agreement for Ms. Dybeck Happe’s one-time award of Leadership PSUs, Ms. Dybeck Happe is entitled to accelerated vesting of the PSUs on the same terms as described above with respect to Mr. Culp’s Leadership Performance Shares.

Under Ms. Dybeck Happe’s employment agreement and Leadership PSU award agreement, the following terms have the meanings set forth below:

●	Cause generally means (i) the willful failure of Ms. Dybeck Happe to perform her duties or to comply with a valid and legal directive of the company or the Board, (ii) engaging in dishonesty, illegal conduct or misconduct that materially harms or is reasonably likely to materially harm the company, (iii) conviction of, or nolo contendere plea to, a felony or of a misdemeanor involving moral turpitude, (iv) willful or grossly negligent unauthorized disclosure of confidential information, (v) material breach of any material obligation under the employment agreement or other agreement with the company, which harms or is reasonably likely to materially harm the company, or (vi) willful material failure to comply with company policies (and in the case of (i), (iv), (v) and (vi), the failure to cure such circumstances within 30 days of receiving notice).

●	Change in control generally has the same meaning described above with respect to Mr. Culp’s employment agreement and Leadership Performance Share Award agreement. The spin-off of GE HealthCare did not, and the planned spin-off of GE Vernova will not, constitute a “change in control” for purposes of Ms. Dybeck Happe’s agreements.

●	Good reason generally means (i) a material reduction in Ms. Dybeck Happe’s compensation, (ii) a material breach by the company of any material provision of the employment agreement or other agreement with the company, or (iii) a material, adverse change in Ms. Dybeck Happe’s title, authority, duties, responsibilities or reporting relationship, provided Ms. Dybeck Happe provides notice to the company and Board of the circumstances giving rise to the good reason and the circumstances are not cured within 30 days.

52     GE 2023 PROXY STATEMENT

OFFER LETTER AGREEMENT WITH MR. SLATTERY. We entered into an offer letter agreement with Mr. Slattery upon the commencement of his employment with GE. The agreement provides for an annual salary of $1.25 million, an annual bonus target at 100% of his salary, long-term equity incentive awards with a grant date fair value of $3.0 million for 2020 and with a target grant date fair value of not less than $6.0 million for subsequent years. Upon commencement of his employment, he also received a new hire cash bonus of $1.0 million, and an award of stock options with a grant date fair value of $1.5 million (67,446 options, as adjusted for the reverse stock split) to compensate Mr. Slattery for value forfeited by him for leaving his prior employer. He is subject to a non-compete and non-solicitation agreement, which terminates 12 months after his termination (for whatever reason). Upon Mr. Slattery’s termination of employment, he will be eligible to receive the standard severance package provided to similarly situated officers of the company (which as of the signing date consisted of 12 months of base salary, but now consists of 18 months of base salary, as described below).

OFFER LETTER AGREEMENT WITH MR. ARDUINI. We entered into an offer letter agreement with Mr. Arduini upon the commencement of his employment with GE. The agreement provides for an annual salary of $1.25 million, an annual bonus target at 125% of his salary, and long-term equity incentive awards with a target grant date fair value of $7.0 million beginning with the annual 2022 grant (of which 50% was in PSUs, 30% was in stock options, and 20% was in RSUs). Upon the initial commencement of his employment, he also received an award of PSUs with a grant date fair value of $5.0 million to further incentivize, and align his compensation with, the performance of GE HealthCare. He is subject to a non-compete and non-solicitation agreement, which terminates 12 months after his termination (for whatever reason). Upon Mr. Arduini’s termination of employment (i) by GE HealthCare without cause or by Mr. Arduini for good reason, (ii) due to death or disability, or (iii) in connection with a change in control that does not result in him receiving a comparable offer, he would be eligible to receive the standard severance package provided to similarly situated officers of the company (which as of the signing date consisted of 18 months of his base salary).

Under Mr. Arduini’s offer letter agreement, the following terms have the meanings set forth below:

●	Cause generally has the same meaning as described above with respect to Ms. Dybeck Happe’s employment agreement and Leadership Performance Share Award agreement, except the 30-day cure period described for Ms. Dybeck Happe does not apply for Mr. Arduini.

●	Good reason generally means (i) a reduction in Mr. Arduini’s target compensation or any failure to pay compensation when due, (ii) a material breach by the company of any material provision of the offer letter agreement or other agreement with the company, or (iii) a material, adverse change in Mr. Arduini’s title, authority, duties, responsibilities or reporting relationship.

●	Change in control generally means (i) the acquisition of at least 50% of the company’s or GE HealthCare’s stock or voting power by any person, or (ii) the sale of substantially all of the assets of the company or GE HealthCare. The spin-off of GE HealthCare did not constitute a “change in control” for purposes of Mr. Arduini’s offer letter.

In connection with the GE HealthCare spin-off, Mr. Arduini’s offer letter was subsequently amended, effective as of January 3, 2023, this amendment did not impact his compensation from GE during 2022.

US EXECUTIVE SEVERANCE PLAN. In order to standardize the severance payments available to U.S. executives who are not otherwise subject to an employment agreement providing a different amount, we adopted the GE US Executive Severance Plan effective January 1, 2021. Eligible executives who experience an employer-initiated termination of employment that is not for cause, and who are not offered a suitable position, receive between 6 to 18 months of base salary (based on their career band), which is paid in a lump sum. Outplacement services are also provided for the same period. To receive a benefit under the plan, the executive must enter into a separation agreement and release in a form acceptable to GE, which may also include cooperation, confidential information, non-disparagement, non-competition, non-solicitation and other covenants. With respect to our named executives, Messrs. Slattery and Stokes are eligible to participate under the plan at the 18-month level. Mr. Arduini was also eligible to participate in this plan at the 18-month level, prior to the spin-off of GE HealthCare. Assuming a termination date of December 31, 2022, the amount each eligible named executive would be entitled to receive under the US Executive Severance Plan is: Arduini ($1,875,000), Slattery ($1,875,000) and Stokes ($2,100,000).

Under the plan, the following terms have the meanings set forth below:

●	Cause generally means: (i) breach of any confidentiality, non-solicitation, non-competition or other material provision of an agreement with the company, (ii) conduct that has the potential to cause material harm to the company, (iii) an act of dishonesty, fraud, embezzlement or theft, (iv) conviction of, or plea of guilty or no contest to, a felony or crime involving moral turpitude, or (v) failure to comply with the company’s policies and procedures.

●	Suitable position generally means a position providing at least 80% of the executive’s base salary and annual incentive award opportunity. If the position is with the company, rather than a successor employer in a business disposition or other third-party in an outsourcing arrangement, the position must also be within 50 miles of the executive’s job location and in the same career band.

GE 2023 PROXY STATEMENT     53

SHAREHOLDER APPROVAL OF SEVERANCE AND DEATH BENEFITS. If the Board were to agree to pay certain severance benefits or unearned death benefits to a named executive, we would seek shareholder approval. For severance benefits, this policy applies only when the executive’s employment had been terminated before retirement for performance reasons and the value of the proposed severance benefits exceeded 2.99 times the sum of his or her base salary and bonus. For this purpose, severance benefits would not include: (1) any payments based on accrued pension benefits; (2) any payments of salary or bonus amounts that had accrued at the time of termination; (3) any RSUs paid to a named executive who was terminated within two years prior to age 60; (4) any stock-based incentive awards that had vested or would otherwise have vested within two years following the named executive’s termination; and (5) any retiree health, life or other welfare benefits. See the Boards Governance Principles (see Helpful Resources on page 77) for the full policies.

Equity Awards

The following table shows the intrinsic value of equity awards that would have vested or become exercisable if the named executive had died, become disabled, retired or separated from the company as of December 31, 2022. Intrinsic value is based upon the company’s stock price (minus the exercise price in the case of stock options). Amounts shown assume the achievement of all applicable performance objectives at the target level. Our named executives generally are not entitled to benefits if they leave voluntarily (without good reason) or are terminated for cause (other than benefits already accrued) unless they satisfy the conditions for retirement eligibility.

POTENTIAL TERMINATION PAYMENTS TABLE (EQUITY BENEFITS)

	UPON DEATH		UPON DISABILITY		UPON RETIREMENT		UPON INVOLUNTARY TERMINATION*		UPON CHANGE OF CONTROL**
NAME	STOCK OPTIONS	RSUs/PSUs/ PERFORMANCE AWARDS	STOCK OPTIONS	RSUs/PSUs/ PERFORMANCE AWARDS	STOCK OPTIONS	RSUs/PSUs/ PERFORMANCE AWARDS	STOCK OPTIONS	RSUs/PSUs/ PERFORMANCE AWARDS	STOCK OPTIONS	RSUs/PSUs/ PERFORMANCE AWARDS
Culp	N/A	$88,475,369	N/A	$88,475,369	N/A	N/A	N/A	$57,680,785	N/A	$97,357,193
Dybeck Happe	$0	$14,227,458	$0	$14,227,458	N/A	N/A	$0	$5,330,049	$0	$11,457,445
Arduini	$0	$8,251,555	$0	$8,251,555	N/A	N/A	$0	$0	$0	$0
Slattery	$1,371,536	$14,689,979	$1,371,536	$14,689,979	N/A	N/A	$0	$0	$0	$0
Stokes	$0	$14,503,798	$0	$14,503,798	N/A	N/A	$0	$0	$0	$0

*	Addresses separation without cause or where the executive leaves for good reason, as defined under the applicable employment agreement. Benefits are not otherwise payable in the event of voluntary separation.
**	In each case as defined under Mr. Culp’s employment agreement and Ms. Dybeck Happe’s Leadership PSU award agreement, as detailed above.

DEATH/DISABILITY. Unvested options, RSUs and PSUs/performance shares would generally vest, depending on the award terms. Vested options would generally remain exercisable until their expiration date, and PSUs (other than Mr. Arduini’s New Hire PSU Award) and performance shares would remain subject to the achievement of the performance objectives. Mr. Arduini’s New Hire PSU Award would vest based on the average of target performance for uncompleted years of the performance period and actual performance for any completed years of the performance period. For these purposes, disability generally means the executive being unable to perform his or her job.

RETIREMENT. Unvested options, RSUs and PSUs/performance shares (other than Mr. Arduini’s New Hire PSU Award) held for at least one year would generally vest, depending on the award terms. Vested options would generally remain exercisable until their expiration date, and PSUs and performance shares would remain subject to the achievement of the performance objectives. For these purposes, retirement generally means reaching the applicable retirement age, typically age 60, and completing 5 years of service.

INVOLUNTARY TERMINATION. Under the terms of the Leadership Performance Share and Leadership PSU Award Agreements with Mr. Culp and Ms. Dybeck Happe, respectively, and Ms. Dybeck Happe’s employment agreement, amounts shown reflect the value of their Leadership Awards if they had been terminated without cause or left for good reason. Under the terms of Mr. Arduini’s New Hire PSU Award, if a termination without cause or resignation for good reason occurs following December 31, 2023 but prior to the vesting date, the New Hire PSU Award would vest based on the average of target performance for the uncompleted years for the performance period and actual performance for any completed years of the performance period. None of the other named executives were entitled to any potential payments upon separation from the company, except for vesting of certain equity awards in the event that the executive transfers to a successor employer in a business disposition.

CHANGE OF CONTROL. Under the terms of the Leadership Performance Share and Leadership PSU Award Agreements with each of Mr. Culp and Ms. Dybeck Happe, they would have been eligible for the accelerated vesting of their Leadership Awards in the event of a change of control. The spin-off of GE HealthCare did not constitute a change in control. For additional detail, see Employment Agreement with Mr. Culp on page 51 and Employment Agreement with Ms. Dybeck Happe on page 52. None of our other named executives are entitled to the acceleration or payment of benefits in the event of a change of control.

54     GE 2023 PROXY STATEMENT

Pension Benefits

Pension Benefits on page 49 describes the general terms of each pension plan in which the named executives participate, the years of credited service and the present value of their accumulated pension benefit (assuming payment begins at age 60 or 65, as noted above). The table below shows the pension benefits that would have become payable if the named executives had died, become disabled, voluntarily terminated or retired as of December 31, 2022.

In the event of death before retirement, for Messrs. Culp, Slattery and Stokes and Ms. Dybeck Happe, each of their respective beneficiaries may receive the following benefit:

●	Executive Retirement Benefit. 10 equal annual installments of his or her accrued benefit, reduced by up to 25% for commencement before attaining age 65.

For Messrs. Stokes and Arduini, their surviving spouse may receive the following pension benefits:

●	Pension Plan. Because Messrs. Stokes and Arduini (accounting for Mr. Arduini’s prior service) have more than 15 years of service, either an annuity, as if they had retired and elected the spousal 50% joint and survivor annuity option prior to death, or an immediate lump-sum payment based on five years of pension distributions, in each case based upon the accrued benefit. (See Impact of GE HealthCare Spin-Off on Pension Plans for information regarding the impact of the GE HealthCare Spin-Off on Mr. Arduini’s benefit under the Pension Plan.)

For Mr. Stokes, his surviving spouse may receive the following pension benefits:

●	Supplementary Pension Benefit. Because Mr. Stokes has more than 15 years of service, a lump-sum payment based on whichever of the following has a higher value: (1) the 50% survivor annuity that the spouse would have received under this plan if Mr. Stokes had retired and elected the spousal 50% joint and survivor annuity option prior to death, or (2) five years of pension distributions under this plan.

The amounts payable depend on several factors, including employee contributions and the ages of the named executive and surviving spouse.

In the event a disability occurs before retirement:

For Messrs. Culp and Slattery and Ms. Dybeck Happe, they may receive 10 equal annual installments of their accrued Executive Retirement Benefit, reduced by up to 25% for commencement before attaining age 65, but only once they have attained 15 years of service.

For Mr. Arduini, having more than 15 years of service (accounting for his prior service), he could have received an annuity payment of accrued GE Pension benefits.

Mr. Stokes, having more than 15 years of service, may receive an annuity payment of accrued GE Pension and Supplementary Pension benefits, and 10 equal annual installments of his Executive Retirement Benefit.

POTENTIAL TERMINATION PAYMENTS TABLE (PENSION BENEFITS)

NAME	LUMP SUM UPON DEATH	ANNUAL BENEFIT* UPON DEATH	ANNUAL BENEFIT* UPON DISABILITY	ANNUAL BENEFIT* UPON VOLUNTARY TERMINATION	ANNUAL BENEFIT* UPON RETIREMENT
Culp	N/A	$331,018	N/A	$0	N/A
Dybeck Happe	N/A	$104,273	N/A	$0	N/A
Arduini	N/A	$17,938	38,709	$35,610	N/A
Slattery	N/A	$82,471	N/A	$0	N/A
Stokes	$6,501,541	$130,432	$1,116,170	$90,676	N/A

*	Annual amounts shown for Messrs. Culp and Slattery and Ms. Dybeck Happe are payable in 10 installments as the Executive Retirement Benefit. Annual amounts shown upon death or disability for Mr. Stokes are annuity payments applicable to GE Pension Plan and Supplementary Pension participants, except that $81,047 of such amount is payable in 10 installments as the Executive Retirement Benefit. Annual amounts shown upon death or disability for Mr. Arduini are annuity payments applicable to GE Pension Plan participants. Annual amounts shown upon voluntary termination for Messrs. Stokes and Arduini are annuity payments applicable to GE Pension Plan participants.

LUMP SUM UPON DEATH. Lump sum payable to the surviving spouse after death. A lump sum is not available to the surviving spouse of Messrs. Culp and Slattery and Ms. Dybeck Happe under the terms of the Executive Retirement Benefit. For Mr. Stokes, the lump sum represents the Supplementary Pension benefit payable in the event of death. There is no lump sum for Mr. Arduini since he is not eligible for the Supplementary Pension.

ANNUAL BENEFITS UPON DEATH. For Messrs. Culp and Slattery and Ms. Dybeck Happe, 10 annual installment payments as the Executive Retirement Benefit. For Mr. Arduini, the annual amount is payable for the life of the surviving spouse as the GE Pension Plan benefit. For Mr. Stokes, the annual amount is payable for the life of the surviving spouse as the GE Pension Plan benefit, except that $81,047 of such amount is payable in 10 annual installments as the Executive Retirement Benefit.

ANNUAL BENEFITS UPON DISABILITY. Messrs. Culp and Slattery, and Ms. Dybeck Happe would not be eligible for disability benefits because they do not yet have 15 years of service. For Mr. Arduini, the annual amount includes the 50% joint and survivor annuity as the GE Pension Plan benefits. For Mr. Stokes, the annual amount includes the 50% joint and survivor annuity as the GE Pension Plan and Supplementary Pension benefits, except that $81,047 of such amount is payable in 10 annual installment payments as the Executive Retirement Benefit, in each case commencing after disability.

ANNUAL BENEFITS UPON VOLUNTARY TERMINATION. For Messrs. Stokes and Arduini, the annual amount includes the 50% joint and survivor annuity payable at age 60 under the GE Pension Plan; this does not include any payments under the GE Supplementary Pension Plan (either the Supplementary Pension benefit or the Executive Retirement Benefit) because they are forfeited upon voluntary termination before age 60.

ANNUAL BENEFITS UPON RETIREMENT. None of the named executives are eligible to retire.

GE 2023 PROXY STATEMENT      55

Deferred Compensation

The named executives are entitled to receive the vested amount in their deferred compensation accounts if their employment terminates. Between the termination event and the date that distributions are made, these accounts would continue to increase or decrease in value based on changes in the value of the named executive’s earnings option. Therefore, amounts received by the named executives would differ from those shown in the Nonqualified Deferred Compensation Table on page 48. See Deferred Compensation on page 47 for information on the available distribution types under each plan.

Life Insurance Benefits

For a description of the supplemental life insurance plans that provide coverage to the named executives, see Life Insurance Premiums on page 43. Messrs. Culp, Slattery, and Arduini, and Ms. Dybeck Happe do not qualify for these supplemental life insurance plans, as they were discontinued for executives joining the company (or being promoted to the relevant band of seniority) on or after January 1, 2018. If the named executives had died on December 31, 2022, the survivors of the named executives would have received the following under these arrangements.

NAME	DEATH BENEFIT
Culp	$0
Dybeck Happe	$0
Arduini	$0
Slattery	$0
Stokes	$9,883,378

The company would continue to pay the premiums in the event of a disability for Executive Life, until the maturity date, and under Leadership Life, until the later of age 65 or 10 years in the plan.

Other Executive Compensation Policies & Practices

Roles and Responsibilities in Succession Planning and Compensation

MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE.

The committee has primary responsibility for helping the Board develop and evaluate potential candidates for executive positions and for overseeing the development of executive succession plans. As part of this responsibility, the committee oversees the compensation program for the CEO and the other named executives.

MANAGEMENT. Our CEO and our Chief Human Resources Officer help the committee administer our executive compensation program. The Chief Human Resources Officer also advises the committee on matters such as past compensation, total annual compensation, potential accrued benefits, GE compensation practices and guidelines, company performance, industry compensation practices and competitive market information.

Our Policies on Compensation Consultants

STRATEGIC USE OF COMPENSATION CONSULTANTS. From time to time, the committee and the company’s human resources function have sought the views of Semler Brossy Consulting Group, LLC (Semler Brossy) about market intelligence on compensation trends and on particular compensation programs designed by our human resources function. For 2022, the Management Development & Compensation Committee and the company’s human resources function consulted with Semler Brossy on market practices relating to senior executive compensation. In addition, the Governance Committee and the company’s legal function consulted with Semler Brossy on market practices relating to compensation and benefits for non-employee directors.

COMPENSATION CONSULTANT INDEPENDENCE POLICY. Any compensation consultant that advises the Board on executive or director compensation will not at the same time advise the company on any other human resources matter, and the committee has determined that Semler Brossy’s work with the committee, the Governance Committee and the company’s human resources and legal functions does not raise any conflict of interest.

Clawbacks and Other Remedies for Potential Misconduct

CLAWBACKS. The Board may seek reimbursement of any portion of incentive compensation in connection with an executive officer’s fraudulent or illegal misconduct, or if an executive officer’s conduct resulted in a material inaccuracy in the company’s financial statements or in performance metrics affecting the executive officer’s compensation. If the Board determines that an executive officer engaged in fraudulent or illegal misconduct that resulted in a material inaccuracy in the company’s financial statements or in performance metrics affecting the executive officer’s compensation, the Board will seek reimbursement of any portion of incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the accurate financial statements or performance metric. We intend to amend our clawback policy or adopt a new clawback policy that is consistent with the NYSE listing standards adopted under Exchange Act Rule 10D-1. For more information, see our Governance Principles (see Helpful Resources on page 77).

OTHER REMEDIES. In cases of detrimental misconduct by an executive officer, the Board may also take a range of other actions to remedy the misconduct, prevent its recurrence, and discipline the individual as appropriate, including terminating the individual’s employment. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Compensation Risk Assessment

The committee oversees an annual risk assessment of the company’s executive compensation policies and practices. For 2022, the assessment was led by management, with review and input from the company’s independent compensation consultant. Based on results of the assessment, the committee concluded that the company’s executive compensation design does not encourage excessive risk taking.

56     GE 2023 PROXY STATEMENT

Stock Ownership and Equity Grant Policies

STOCK OWNERSHIP REQUIREMENTS. We require our named executives to own significant amounts of GE stock as shown below. The required amounts are set at multiples of base salary. Executives have five years from the time they are first hired or promoted into a position at the senior vice president level or above to meet the requirement. All named executives are in compliance with our stock ownership requirements. For details on these requirements, see our Governance Principles (see Helpful Resources on page 77). The named executive’s ownership is shown in the Beneficial Ownership Table on page 25.

STOCK OWNERSHIP REQUIREMENTS (MULTIPLES OF BASE SALARY)

10X for CEO	4X for senior vice presidents

HOLDING PERIOD REQUIREMENTS. Our executive officers must hold the net shares of GE stock they received from PSUs and RSUs until satisfaction of the stock ownership requirements. In addition, the net shares of GE stock received through all stock option exercises must be held for one year, and the net shares of GE stock received upon settlement of PSUs granted in 2020 and thereafter, and of RSUs granted in 2022 and thereafter, must also be held for one year.

NO HEDGING. We believe our executive officers and directors should not speculate or hedge their interests in our stock. We therefore prohibit them from entering into any derivative transactions in GE stock, including any short sale, forward, equity swap, option or collar that is based on GE’s stock price. These restrictions are contained in our Governance Principles (see Helpful Resources on page 77). These restrictions are not applicable to other GE employees.

NO PLEDGING. We prohibit executive officers and directors from pledging GE stock. These restrictions are contained in our Governance Principles (see Helpful Resources on page 77).

NO OPTION BACKDATING OR SPRING-LOADING. The exercise price of each stock option is based on the closing price of GE stock on the grant date.

NO OPTION REPRICING. We prohibit the repricing of stock options. This includes amending outstanding options to lower their exercise price, substituting new awards with a lower exercise price or executing a cash buyout.

NO UNEARNED DIVIDEND EQUIVALENTS. Performance shares, PSUs and RSUs granted to our named executives do not pay dividends or dividend equivalents on shares that are not yet owned. Instead, dividends and dividend equivalents are accrued during the vesting or performance period and paid out only on shares actually received. For more information, see our Governance Principles (see Helpful Resources on page 77).

Tax Deductibility of Compensation

The Internal Revenue Code generally imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s applicable named executives, subject to an exception for qualifying performance-based compensation provided pursuant to a binding written contract in effect as of November 2, 2017. We generally expect that compensation paid to our applicable named executives in excess of $1 million will not be deductible.

Compensation Committee Interlocks and Insider Participation

During 2022, no member of the Management Development & Compensation Committee had a relationship that requires disclosure as a compensation committee interlock.

Management Development & Compensation Committee Report

The Management Development & Compensation Committee has reviewed the Compensation Discussion & Analysis (pages 26 through 57, which, pursuant to SEC rules, does not include the CEO Pay Ratio and Pay Versus Performance discussions) and discussed that analysis with management. Based on its review and discussions with management, the committee recommended to the Board that the Compensation Discussion & Analysis be included in the company’s annual report on Form 10-K for 2022 and this proxy statement. This report is provided by the following independent directors, who comprise the committee:

Stephen Angel (Chair)	Francisco D’Souza
Sébastien Bazin	Edward Garden

GE 2023 PROXY STATEMENT      57

CEO Pay Ratio

HOW WE IDENTIFIED THE MEDIAN EMPLOYEE. After determining that, as of December 31, 2022, there had been no changes to our employee population or employee compensation arrangements that we believe would reasonably be expected to result in a significant change to our pay ratio disclosure, we determined to use the same median employee identified for purposes of our 2021 pay ratio disclosure. To identify the median employee, we identified our total employee population as of December 31, 2021, and, in accordance with SEC rules, excluded the CEO and employees from certain countries representing in aggregate less than 5% of our employee base*, to arrive at the initial median employee. We then used annualized salary data converted to U.S. dollars, including target bonus award payments to identify the 20 employees with salaries directly above and below the initial median employee. Once we identified this narrowed pool, we re-ranked the consideration pool of employees to find the median employee. We then calculated the median employee’s total compensation in accordance with SEC rules to use as the basis for the pay ratio. Foreign exchange rates were translated to the U.S. dollar equivalent based on rates as of December 31, 2021.

RATIO OF CEO PAY TO MEDIAN EMPLOYEE PAY. Our median employee earned $49,947 in total compensation for 2022. The total 2022 compensation reported for Mr. Culp as reported under SEC Total in the Summary Compensation Table on page 42 was $8,198,024. Based upon total compensation for 2022, we calculated that our ratio of CEO to median employee pay was 164 to 1. Our median employee is employed in France in our Power business.

*	These 76 countries and their headcounts as of the calculation date were: Algeria (321), Angola (23), Argentina (310), Austria (444), Azerbaijan (4), Bahrain (45), Bangladesh (56), Belgium (215), Benin (8), Bermuda (2), Bulgaria (17), Cambodia (3), Cameroon (7), Chad (1), Chile (190), Colombia (274), Côte d’Ivoire (49), Croatia (515), Czechia (536), Denmark (647), Ecuador (2), Egypt (420), Estonia (12), Ethiopia (9), Georgia (2), Ghana (33), Greece (179), Hong Kong (123), Iraq (101), Jordan (28), Kazakhstan (56), Kenya (96), Kosovo (7), Kuwait (70), Kyrgyzstan (3), Latvia (7), Lebanon (39), Libya (12), Lithuania (10), Luxembourg (4), Mali (1), Mauritius (3), Mongolia (3), Montenegro (5), Morocco (94), Mozambique (3), Myanmar (10), Nepal (5), Netherlands (625), New Zealand (53), Nigeria (159), Oman (16), Pakistan (152), Panama (19), Peru (95), Philippines (105), Portugal (127), Qatar (112), Romania (619), Senegal (4), Serbia (36), Slovakia (38), South Africa (473), Sri Lanka (10), Sweden (583), Tajikistan (8), Tanzania (1), Thailand (275), Trinidad and Tobago (3), Tunisia (77), Turkmenistan (10), Ukraine (41), Uruguay (1), Uzbekistan (3), Venezuela (1), and Zambia (1), for a total of 8,651 employees. As of December 31, 2021, using the methodology required by the rule governing this disclosure, GE had approximately 58,000 U.S. employees and approximately 123,000 employees in other countries, for a total of approximately 181,000 employees globally factored into the sample before the country exclusions listed above.

Pay Versus Performance

In accordance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationships between compensation actually paid to named executives and company performance. In this section, we refer to “compensation actually paid” and other terms used in the applicable SEC rules. For information concerning the company’s compensation philosophy and how the company aligns executive compensation with its financial and operational performance, refer to the Overview of Our Incentive Compensation Program section of this proxy statement. We refer collectively to awards of RSUs, PSUs, performance shares and stock options as equity awards in this Pay versus Performance section.
				AVERAGE SUMMARY	AVERAGE		VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
YEAR (a)(1)	SUMMARY COMPENSATION TABLE FOR PEO (b)(1)	COMPENSATION ACTUALLY PAID TO PEO (c)(1)(2)		COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVES (d)(1)	COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVES (e)(1)(2)		TOTAL SHAREHOLDER RETURN (f)	PEER GROUP TOTAL SHAREHOLDER RETURN (g)(6)	NET INCOME ($M) (h)	COMPANY-SELECTED PERFORMANCE MEASURE: FREE CASH FLOW* ($M) (i)(7)
2022	$8,198,024	$(23,798,500)		$8,969,318	$3,579,820	(3)	$95	$127	$292	$4,758
2021	$22,663,449	$21,302,944	(4)	$8,584,656	$7,655,599	(4)	$107	$134	$(6,591)	$1,889
2020	$73,192,032	$115,891,919	(5)	$14,595,432	$15,948,471	(5)	$97	$111	$5,546	$635
(1)	The named executives included in the above table were:
YEAR	PRINCIPAL EXECUTIVE OFFICER (PEO)	NON-PEO NAMED EXECUTIVES
2022	H. Lawrence Culp, Jr.	Carolina Dybeck Happe, John Slattery, Peter Arduini and Russell Stokes
2021	H. Lawrence Culp, Jr.	Carolina Dybeck Happe, John Slattery, Russell Stokes and Kieran Murphy
2020	H. Lawrence Culp, Jr.	Carolina Dybeck Happe, Jamie Miller, Kieran Murphy, John Slattery, Scott Strazik
(2)	The assumptions we used to calculate the values for RSU awards, PSU awards and performance share awards included in the calculation of compensation actually paid did not differ materially from those used to calculate grant date fair value for such awards. The assumptions we used to calculate the value for stock options did not differ materially from those used to calculate grant date fair value for such awards; we used a Black-Scholes value as of the applicable year-end or vesting date(s), determined using the same methodology we use to determine grant date fair value, except that we used (a) the closing stock price on the applicable revaluation date as the current market price and (b) a reduced expected life, given applicable time lapsed since grant date.

58     GE 2023 PROXY STATEMENT

(3)	The 2022 compensation actually paid to our PEO and the average compensation actually paid of our non-PEO named executives reflects the following adjustments required by the applicable SEC rules from Total compensation reported in the Summary Compensation Table:
	PEO	AVERAGE OF NON-PEOs
TOTAL REPORTED IN 2022 SUMMARY COMPENSATION TABLE	$8,198,024	$8,969,318
Less, value of equity awards reported in the Summary Compensation Table	5,000,021	5,650,966
Add, year-end value of equity awards granted in 2022 that are unvested and outstanding	0	2,477,808
Add, change in fair value (from prior year-end) of prior year equity awards that are unvested and outstanding	(27,432,952)	(2,103,904)
Add, fair market value of equity awards granted in 2022 and that vested in 2022	0	0
Add, change in fair value (from prior year-end) of prior year equity awards that vested in 2022	0	(245,204)
Less, prior year-end fair value of prior year equity awards that failed to vest in 2022	0	0
Add, dividends and dividend equivalent payments paid during 2022 on unvested equity awards	0	21
Less, change in present value of accumulated pension plan benefits reported in the Summary Compensation Table	151,653	26,279
Add, service cost for defined benefit and pension plans	588,102	159,026
Add, prior service cost for defined benefit and pension plans	0	0
Compensation Actually Paid for Fiscal Year 2022	$(23,798,500)	$3,579,820
(4)	The 2021 compensation actually paid to our PEO and the average compensation actually paid of our non-PEO named executives reflects the following adjustments required by the applicable SEC rules from Total compensation reported in the Summary Compensation Table:
	PEO	AVERAGE OF NON-PEOs
TOTAL REPORTED IN 2021 SUMMARY COMPENSATION TABLE	$22,663,449	$8,584,656
Less, value of equity awards reported in the Summary Compensation Table	14,999,996	4,975,039
Add, year-end value of equity awards granted in 2021 that are unvested and outstanding	19,784,448	5,208,170
Add, change in fair value (from prior year-end) of prior year equity awards that are unvested and outstanding	(5,540,473)	(1,419,958)
Add, fair market value of equity awards granted in 2021 and that vested in 2021	0	0
Add, change in fair value (from prior year-end) of prior year equity awards that vested in 2021	0	277,481
Less, prior year-end fair value of prior year equity awards that failed to vest in 2021	0	0
Add, dividends and dividend equivalent payments paid during 2021 on unvested equity awards	0	247
Less, change in present value of accumulated pension plan benefits reported in the Summary Compensation Table	943,153	202,512
Add, service cost for defined benefit and pension plans	338,669	182,553
Add, prior service cost for defined benefit and pension plans	0	0
Compensation Actually Paid for Fiscal Year 2021	$21,302,944	$7,655,599
(5)	The 2020 compensation actually paid to our PEO and the average compensation actually paid of our non-PEO named executives reflects the following adjustments required by the applicable SEC rules from Total compensation reported in the Summary Compensation Table:
	PEO	AVERAGE OF NON-PEOs
TOTAL REPORTED IN 2020 SUMMARY COMPENSATION TABLE	$73,192,032	$14,595,432
Less, value of equity awards reported in the Summary Compensation Table	72,054,874	9,713,809
Add, year-end value of equity awards granted in 2020 that are unvested and outstanding	144,077,163	12,576,780
Add, change in fair value (from prior year-end) of prior year equity awards that are unvested and outstanding	(4,688,606)	(388,190)
Add, fair market value of equity awards granted in 2020 and that vested in 2020	0	0
Add, change in fair value (from prior year-end) of prior year equity awards that vested in 2020	0	(407,968)
Less, prior year-end fair value of prior year equity awards that failed to vest in 2020	24,537,500	0
Add, dividends and dividend equivalent payments paid during 2020 on unvested equity awards	0	1,051
Less, change in present value of accumulated pension plan benefits reported in the Summary Compensation Table	463,799	765,112
Add, service cost for defined benefit and pension plans	367,503	50,287
Add, prior service cost for defined benefit and pension plans	0	0
Compensation Actually Paid for Fiscal Year 2020	$115,891,919	$15,948,471
(6)	As permitted by SEC rules, the peer group referenced for purposes of “Peer group total shareholder return” is that of the S&P 500 Industrials Index, which is the industry index reported in our annual report on Form 10-K for 2022 in accordance with Regulation S-K Item 201(e). For GE and our peer group, the TSR for each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on December 31, 2019.
(7)	Free cash flow is the financial measure from the tabular list of Most Important Financial Measures below, which represents the most important performance measure used to link compensation actually paid to our named executives in 2022 to the company’s performance. Free cash flow is a non-GAAP financial measure. For information on why GE reports free cash flow and how it is calculated, refer to the Explanation of Non-GAAP Financial Measures and Performance Metrics section of this proxy statement.

GE 2023 PROXY STATEMENT     59

RELATIONSHIPS BETWEEN COMPENSATION ACTUALLY PAID AND FINANCIAL PERFORMANCE MEASURES

In accordance with Item 402(v) of Regulation S-K, the company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table. The calculation of compensation actually paid in each of the years shown reflects required adjustments to equity award valuations under SEC rules, which were in turn impacted by our stock price performance and cancellation of performance-based awards that did not meet their established thresholds. When the committee selected performance measures in support of the design of our 2022 executive compensation programs, it focused on factors that it believes will further the company’s and business units’ goals for the year, align with GE’s long-term strategic objectives and contribute to the creation of long-term shareholder value, including our ability to generate free cash flow, organic revenue growth, profit or adjusted profit (as applicable) and organic margin expansion, as well as our adjusted earnings per share and operational measures such as safety performance. For more information about these factors and decisions that informed the 2022 compensation of our named executive officers, see the Compensation Discussion & Analysis section of this proxy statement.

The chart below depicts compensation actually paid and the cumulative TSR of GE and the S&P 500 Industrials Index for the three years shown.  A significant portion of our executive compensation program is comprised of equity awards, and compensation actually paid for such years was most strongly affected by our stock price performance, as reflected in the equity award valuations required by SEC rules. In addition, our TSR performance being below that of the peer group, the S&P 500 Industrials Index, adversely affected our named executives’ equity award compensation in two of the years shown. Under those awards’ respective terms, our TSR performance resulted in the cancellation of the 2020 PSU awards, which had no payout due to three-year TSR performance, and a downward adjustment to the value of the 2021 PSU awards, for which three-year TSR performance is a modifier.

COMPENSATION ACTUALLY PAID VS. TOTAL SHAREHOLDER RETURN (TSR)

Net income is not a financial performance measure that we use in the compensation program design for our named executives. Accordingly, there is not a direct relationship between the compensation actually paid to our named executives and net income. In addition, a meaningful portion of incentive compensation for our named executives who are leaders of business units is tied to the financial performance of their respective individual business units, rather than enterprise-wide performance measures such as net income.

A significant portion of our compensation program is linked to our free cash flow performance for the total company and the business units, as described in the Compensation Discussion & Analysis section of this proxy statement. While our free cash flow performance improved sequentially in each of the three years shown, there is not a direct relationship with compensation actually paid because compensation actually paid more strongly reflects the required adjustments for equity award valuations under SEC rules.

MOST IMPORTANT FINANCIAL
PERFORMANCE MEASURES

The financial performance measures to the right represent the most important financial performance measures that were used to determine the compensation actually paid to our named executives in 2022.
Most Important Financial Performance Measures
Free Cash Flow*
Organic Revenue Growth*
Profit or Adjusted Profit* (as applicable)
Organic Margin Expansion*
Adjusted Earnings per Share*

*	Non-GAAP Financial Measure

60     GE 2023 PROXY STATEMENT

MANAGEMENT
PROPOSAL NO. 3

Advisory Vote on the Frequency of Future Advisory Votes to Approve Our Named Executives’ Compensation

What are you voting on?

We are asking shareholders to vote, on a non-binding basis, to indicate their preference on the frequency of future say-on-pay votes.

Your Board recommends holding future say-on-pay votes every ONE YEAR

Why the Board recommends a vote for holding future say-on-pay votes annually.

We have engaged shareholders on this issue and, based on their feedback, we believe that a significant portion of our investors would prefer an annual opportunity to vote to approve our named executives’ compensation.

Say-On-Frequency Vote

Pursuant to Section 14A of the Exchange Act, we are asking shareholders to recommend, in an advisory vote, whether future shareholder advisory approval of our named executives’ compensation should occur every one, two or three years.

At our 2017 Annual Meeting, our shareholders voted to hold say-on-pay votes annually and our Board adopted this practice. Under SEC rules, we are required to conduct this advisory vote again in 2023 (and the next such vote will occur in 2029). After careful consideration, the Board recommends that future say-on-pay votes continue to be held annually. Our Board believes that holding a vote every year is the most appropriate option because it would continue to enable our shareholders to provide us with timely input regarding the compensation of named executives.

Shareholders are not voting to approve or disapprove the Board’s recommendation. Instead, shareholders may indicate their preference regarding the frequency of future say-on-pay votes by selecting one year, two years, or three years or abstaining.

Although the vote is non-binding, the Management Development & Compensation Committee and the Board value your opinion and will consider the outcome of the vote in establishing the frequency with which future say-on-pay votes will be held.

GE 2023 PROXY STATEMENT     61

MANAGEMENT
PROPOSAL NO. 4

Ratification of Deloitte as Independent Auditor for 2023

We are asking shareholders to ratify the selection of Deloitte as our independent auditor for 2023.

Why are we asking you to vote?

Although ratification is not required by our by-laws or otherwise, the Board is submitting this proposal as a matter of good corporate practice.

Your Board recommends a vote for ratification of the Audit Committee’s selection of Deloitte as our independent auditor for 2023

Independent Auditor

Review and Engagement

The Audit Committee is directly responsible for the appointment, compensation (including advance approval of the audit fee), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. In accordance with its charter, the Audit Committee has selected the firm of Deloitte & Touche LLP (Deloitte), an independent registered public accounting firm, to be our auditor for the year 2023. The Audit Committee believes that this selection is in the best interests of GE and its shareholders and, therefore, recommends to shareholders that they ratify that appointment. Deloitte has served as our independent auditor since 2021.

A representative of Deloitte will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to shareholder questions.

Audit Committee Report

ROLES AND RESPONSIBILITIES. The Audit Committee reviews GE’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Our company’s independent auditor, Deloitte, is responsible for expressing opinions on the conformity of the company’s audited financial statements, in all material respects, with generally accepted accounting principles and on the company’s internal control over financial reporting.

REQUIRED DISCLOSURES AND DISCUSSIONS. The Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements for the year ended December 31, 2022, and Deloitte’s evaluation of the company’s internal control over financial reporting. The Audit Committee has also discussed with Deloitte the matters that are required to be discussed under applicable PCAOB and SEC requirements. Deloitte has provided to the Audit Committee the written disclosures and the PCAOB-required letter regarding its communications with the Audit Committee concerning independence, and the committee has discussed with Deloitte that firm’s independence. The Audit Committee has concluded that Deloitte’s provision of audit and non-audit services to GE and its affiliates during 2022 was compatible with Deloitte’s independence.

AUDIT COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2022, be included in our annual report on Form 10-K for 2022 for filing with the SEC. This report is provided by the following independent directors, who comprise the committee:

LESLIE SEIDMAN	FRANCISCO D’SOUZA	ISABELLA GOREN	CATHERINE LESJAK	PAULA ROSPUT REYNOLDS
(Chair)

62     GE 2023 PROXY STATEMENT

Fees Paid to Independent Registered
Public Accounting Firm

The Audit Committee oversees the audit and non-audit services provided by the independent auditor, participates in the pre-approval of fees with the independent auditor, reviews and approves the audit plan and associated fees, and receives periodic reports on the fees paid.

The Audit Committee in some cases authorizes Deloitte (along with other accounting firms) to provide non-audit services. We understand the need for Deloitte to maintain objectivity and independence as the auditor of our financial statements and our internal control over financial reporting. Accordingly, the Audit Committee has established the following policies and processes related to non-audit services.

WE LIMIT THE NON-AUDIT SERVICES THAT DELOITTE CAN PROVIDE. To minimize relationships that could appear to impair Deloitte’s objectivity, the Audit Committee will only pre-approve permissible, selected types of non-audit services that Deloitte may provide to us (and that otherwise would be permissible under SEC rules) and requires that the company engage Deloitte only when it is best suited for the job. For more detail, see the Audit Committee Charter (see Helpful Resources on page 77).

WE HAVE A PRE-APPROVAL PROCESS FOR NON-AUDIT SERVICES. The Audit Committee has adopted policies and procedures for pre-approving all non-audit work that Deloitte performs for us. Specifically, the Audit Committee has pre-approved the use of Deloitte for specific types of services related to tax compliance, planning and consultations; acquisition/disposition services; consultations regarding accounting and reporting matters; and reviews and consultations on internal control and other related services. The Audit Committee has set a specific annual limit on the amount of non-audit services (audit-related and tax services) that the company can obtain from Deloitte. It has also required management to obtain specific pre-approval from the Audit Committee for any single engagement over $2 million or any types of services that have not been pre-approved. The Audit Committee chair is authorized to pre-approve any audit or non-audit service on behalf of the Audit Committee, provided these decisions are presented to the full committee at its next regularly scheduled meeting. In 2022, the Audit Committee pre-approved all services provided to the company pursuant to the policies and procedures described above.

WE HAVE HIRING RESTRICTIONS FOR DELOITTE EMPLOYEES.

To avoid potential conflicts of interest, the Audit Committee has adopted restrictions on our hiring of any Deloitte partner, director, manager, staff member, advising member of the department of professional practice, reviewing actuary, reviewing tax professional and any other individuals responsible for providing audit assurance on any aspect of Deloitte’s audit and review of our financial statements. These restrictions are contained in our Governance Principles (see Helpful Resources on page 77).

The following table summarizes the fees for professional audit services provided by Deloitte for audit services provided for, and other services provided in, the years shown:

TYPES OF FEES (IN MILLIONS)	AUDIT	AUDIT- RELATED	TAX	ALL OTHER	TOTAL
2022	$57.6	$40.3	$0.6	$0.1	$98.6
2021	$51.6	$2.1	$0.5	$0.3	$54.5

AUDIT FEES. Fees for the audit of GE’s annual financial statements included in our annual report on Form 10-K for 2022; the review of financial statements included in our quarterly reports on Form 10-Q; the audit of our internal control over financial reporting, with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; and services routinely provided by the auditor in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES. Fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting. For 2022, our audit-related fees primarily consisted of fees for financial statement carve-out procedures associated with GE’s separation strategy, including the spin-off of GE HealthCare.

TAX FEES. Fees related to tax compliance and tax advice and tax planning. Tax compliance involves preparation of original and amended tax returns and claims for refund. Tax planning and tax advice encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to mergers and acquisitions and employee benefit plans, and requests for rulings or technical advice from taxing authorities.

ALL OTHER FEES. Includes fees for services that are not contained in the above categories and includes permissible advisory services.

GE 2023 PROXY STATEMENT     63

Shareholder Proposals

What are you voting on?

The following shareholder proposals will be voted on at the Annual Meeting only if properly presented by or on behalf of the shareholder proponent. In accordance with the applicable proxy regulations, the text of the shareholder proposals and supporting statements, for which we accept no responsibility, are set forth below.

How to find more information about the proponents

To obtain the addresses of any of the shareholder proponents, or their GE stock holdings, email shareholder.proposals@ge.com or write to Corporate Secretary, GE, at the address listed on the inside front cover of this proxy statement, and you will receive this information promptly.

Your Board recommends a vote AGAINST shareholder proposals 1, 2, 3, and 4 for the reasons that we provide following each proposal

Shareholder Proposals

Shareholder Proposal No. 1 — Independent Board Chairman

Kenneth Steiner has notified us that he intends to submit the following proposal at this year’s meeting:

Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.

Whenever possible, the Chairman of the Board shall be an Independent Director.

The Board has the discretion to select a Temporary Chairman of the Board, who is not an Independent Director, to serve while the Board is seeking an Independent Chairman of the Board on an expedited basis.

This policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.

This proposal topic won 52% support at Boeing and 54% support at Baxter International in 2020. Boeing then adopted this proposal topic.

The so-called lead director role does not seem to be working at GE. Lead director Thomas Horton received 153 million against vote in 2022 compared to 5 million against votes each for certain other GE directors. Plus management pay was rejected by an alarming 34% of shares in 2022 when a 5% rejection is often the norm at well performing companies.

Perhaps there should be a rule against a person who has been a CEO and a Chairman at the same time being named as Lead Director. Mr. Horton had years in the dual jobs of CEO and Chairman at American Airlines. Past and present holders of both jobs at the same time would seem to have a special affinity with the GE person who now has both GE jobs. Affinity is inconsistent with the oversight role of a Lead Director.

A lead director is no substitute for an independent board chairman. A lead director cannot call a special shareholder meeting and cannot even call a special meeting of the board. A lead director can delegate most of his lead director duties to others and then simply rubber-stamp it. There is no way shareholders can be sure of what goes on.

A lead director can be given a list of duties but there is no rule that prevents the Chairman from overriding the lead director in any of the so-called lead director duties and ignore the advice of the lead director.

It is time for an Independent Board Chairman since the bottom has fallen out of GE stock since it was at $242 in 2016

Please vote yes: Independent Board Chairman – Proposal 1

64     GE 2023 PROXY STATEMENT

Your Board recommends a vote AGAINST this proposal.

WE BELIEVE DETERMINING BOARD LEADERSHIP ON A CASE-BY-CASE BASIS IS IN THE BEST INTERESTS OF GE AND ITS SHAREHOLDERS. Our Board believes that providing strong and independent oversight of the company is central to its role and to good governance. By dictating a rigid policy on the structure of Board leadership, regardless of the circumstances or the individuals involved, this proposal could limit the Board’s ability to establish the leadership structure that is in the best interests of the company and its shareholders at a particular point in time. Because circumstances change over time, we believe it is important for our directors to maintain flexibility to select the most appropriate Board leadership structure. This is especially important as the company executes on its plan to form three independent public companies, each of which will have its own board and board leadership structure. Additionally, according to the 2022 Spencer Stuart Board Index, only 36% of companies in the S&P 500 currently have an independent board chair. The Board will continue to evaluate the suitability of its leadership structure and make changes when those will best serve the interests of GE and its shareholders.

THE BOARD HAS DETERMINED THAT ITS CURRENT LEADERSHIP STRUCTURE, WHICH INCLUDES A STRONG LEAD DIRECTOR, BEST SERVES GE AT THIS TIME. The Board believes that its current leadership structure, which has a combined role of Chairman and CEO, counterbalanced by a strong independent Board led by a lead director and independent directors chairing each of the Board committees, is in the best interests of GE and its shareholders. At the time of GE’s most recent CEO transition in September 2018, the independent directors determined that appointing Mr. Culp, one of our existing directors, to serve as CEO and simultaneously appointing him as Chairman was in the best interests of the company and its shareholders. After deliberation which included whether to appoint an independent Board chair in connection with the CEO transition, the independent directors determined that Mr. Culp was the best candidate to drive the strategy for the company as CEO and lead the Board’s agenda as Chairman. The independent directors concluded that combining these roles was important to provide clarity on decision-making and accountability, particularly at a time of considerable change for the company, and that appointing a strong lead director, as described below, would provide for continuing independent leadership and oversight of the Board. We believe that the company’s successful performance and execution of its strategic transformation has been, and will continue to be, assisted considerably by Mr. Culp’s fulfilling the roles of both CEO and Chairman and that this most recent leadership transition is a good example of the case-by-case Board evaluation that the proposal would restrict. We remain open to the possibility of appointing separate individuals to each of the roles in the future, in light of the needs of the Board and the company at any given time. For instance, when the Board in 2020 agreed to extend the term of Mr. Culp’s employment as CEO through at least 2024, the Board provided for the possibility that Mr. Culp may transition from CEO to executive chairman in August 2023, and that he may serve as a non-employee director or consultant from August 2024 to 2025. This reflects the Board’s openness to different leadership structures, and demonstrates that the Board will evaluate the best leadership structure for GE in the future, as it has done and will continue to do as it executes on GE’s planned separation into three independent public companies. For example, with the spin-off of GE HealthCare in January 2023, the Board determined the best leadership structure for GE HealthCare was to have a separate CEO and board chairman. As we work toward the planned spin-off of GE Vernova, the Board will similarly evaluate and determine the leadership structures that work best for GE Vernova and GE Aerospace, considering each planned company’s specific circumstances.

OUR LEAD DIRECTOR WORKS WITH THE OTHER INDEPENDENT DIRECTORS TO PROVIDE MEANINGFUL INDEPENDENT OVERSIGHT OF MANAGEMENT. Our Board recognizes the importance of independent board oversight of management and believes that it is an essential component of strong corporate performance. The lead director role at GE is designed to empower the independent directors to serve as an independent check on management. Our lead director is selected solely by independent directors, taking into account a variety of factors, including the director’s qualifications and attributes, leadership experience, understanding of our businesses and industries, and willingness to commit the time necessary to fulfill the role. Our current lead director, Mr. Horton brings a valuable perspective through his experience as both a former CEO and an independent director on other boards. The lead director leads regular meetings of the independent directors and meets with the Chair for discussion of matters arising from these meetings. He also is empowered to call additional meetings of the independent directors or the entire Board, serves as a liaison on Board-related issues between the Chair and the independent directors, and performs other functions as the Board may direct. As described in the Board’s Governance Principles, these other functions include (1) advising the Governance & Public Affairs Committee on the selection of committee chairs, (2) approving the agenda, schedule and information sent to the directors for Board meetings, (3) working with the Chair to propose an annual schedule of major discussion items for the Board’s approval, (4) guiding the Board’s governance processes, including the annual Board self-evaluation, succession planning and other governance-related matters, and (5) providing leadership to the Board if circumstances arise in which the role of the Chair may be, or may be perceived to be, in conflict, and otherwise act as chair of Board meetings when the Chair is not in attendance. The lead director oversees the Board’s periodic review of its leadership structure to evaluate whether it remains appropriate for the company. The lead director also frequently meets with our largest shareholders. Through these actions and responsibilities, the lead director serves as a powerful mechanism for the Board overall to exercise its independent oversight.

For the foregoing reasons, the Board recommends a vote AGAINST this proposal.

GE 2023 PROXY STATEMENT     65

Shareholder Proposal No. 2 —
Sale of the Company

Martin Harangozo has notified us that he intends to submit the following proposal at this year’s meeting:

The shareholders recommend General Electric hire an investment bank to explore the sale of the company.

Whereas: General Electric had lost nearly all its valuation in the last two decades, during a time when the stock market popular Standard and Poor’s 500 performance about tripled in valuation. The dividend is all but gone and less than when Mr. Jack Welch became CEO in 1981. Promised benefits to retirees have been broken. Rolling heads around as Mr. John Flannery replacing Mr. Jeffrey Immelt, or Mr. Lawrence Culp Jr. replacing Flannery has had no substantial positive effect in restoring the company valuation, or growing it to the broader market. In fact, all three of these leaders reduced company valuation. It is clear that a new approach is needed to drive the General Electric Company so that it performs for the shareholders consistent with general stock market performance.

This proposal has been on previous proxy statements. General Electric argued:

“General Electric is one of the most valuable and respected companies in the world. Our businesses are bound together by common operating systems, technologies and initiatives and a common culture with strong values. Throughout the company, we focus on infrastructure markets, because they utilize General Electric capabilities in technology, globalization, financing and customer relationships. General Electric is the only company listed in the Dow Jones Industrial Index today that was also included in the original index in 1896, and since 1899, General Electric has paid a quarterly dividend without interruption. In addition, contrary to the assertions in the proposal’s supporting statement, General Electric is committed to product safety and consumer protection, takes a number of precautions to ensure the safety of our products, and has made the Ethisphere Institute’s list of the world’s most ethical companies for the last eight years. Our management approach emphasizes stable growth through diversification across several business segments. To maximize long-term shareowner value, we continually reevaluate our businesses and make adjustments when warranted. This review process led to recent significant decisions like the sale of General Electric’s remaining stake in NBC Universal and certain of our machining and fabrication businesses. General Electric’s strong management allowed the company to weather the recent economic downturn and has led to a rebound in stock price, an increase in dividend paid per share and a market capitalization of over $280 billion. General Electric’s new resurgence over the past few years has placed it back on Fortune’s most admired companies list. We believe it is in the best long- term interests of our shareowners to continue this course. Therefore, the Board recommends a vote AGAINST this proposal”.

Clearly, the arguments General Electric has made above pertaining to “the best long-term interests of our shareowners to continue this course”, proved to be flat wrong. History proves General Electric cannot be trusted with any argument against this proposal.

Your Board recommends a vote AGAINST this proposal.

THE BOARD BELIEVES OUR PLAN TO FORM THREE INDEPENDENT PUBLIC COMPANIES REMAINS THE BEST STRATEGY TO DRIVE LONG-TERM GROWTH AND INCREASE SHAREHOLDER VALUE. The Board has led a significant transformation of GE since 2014, when this proposal was last voted on by shareholders, including by selling or spinning off a number of businesses. When evaluating the next steps forward, the Board conducted a rigorous portfolio and business strategy review that culminated with the November 2021 announcement of our strategic plan to form three industry-leading, global, investment-grade public companies from (i) our Aerospace business, (ii) our Renewable Energy, Power, Digital and Energy Financial Services businesses, which we plan to combine and refer to as GE Vernova, and (iii) our former HealthCare business. As independently run companies, we believe these business will be better positioned to deliver long-term growth and create value for customers, investors, and employees. Our strategic transformation has also been well received by the market and many shareholders. Consistent with its fiduciary duties, the Board continues to provide oversight and guidance on the overall strategy for the company and its portfolio of businesses, including with respect to our ongoing strategic transformation. The Board continues to believe that our plan to form three independent public companies is in the best interest of the company and its shareholders, and that the alternative plan suggested by this shareholder proposal is not.

For the foregoing reasons, the Board recommends a vote AGAINST this proposal.

66     GE 2023 PROXY STATEMENT

Shareholder Proposal No. 3 —
Fiduciary Carbon-Emission Relevance Report

The National Center for Public Policy Research has notified us that it intends to submit the following proposal at this year’s meeting:

RESOLVED: Shareholders request General Electric’s Board of Directors provide an audited report evaluating the material factors relevant to decisions about whether a 2050 net-zero carbon goal, or other similar decarbonization goals, is appropriate, including factors that mitigate against the adoptions of such goals. These factors might reasonably include technological feasibility (or its absence), the economic consequences of adoption, the possibility that the climate models that underlie such goals are incorrect, the possibility that failure to adopt such goals in other countries will render adoption by General Electric meaningless, the possibility that U.S. governments will not mandate such decarbonization, unending adoption-favoring “stranded asset” assumptions, and relevant considerations. The report should be produced at reasonable cost and omitting proprietary information.

Claims about the need for decarbonization at all, but especially by some activist-generated date certain, are based on a long series of assumptions that are either counterfactual or insufficiently examined. For decades, for instance, claims have been made that action must be taken before some date, or it will be too late.2 If those claims were right, it’s too late for decarbonization to matter now, so we should be building up economic resources to deal with climate change. If they were wrong, then the odds are high that current claims are also wrong.

General Electric’s decarbonization will be meaningless if other countries do not follow the same decarbonization schedules, and there is abundant evidence that they will not.3 The United States government has never mandated net-zero by statute or authorized regulatory action4, and is unlikely ever to do so; this contravenes the assumptions of “stranded asset” analysis. If decarbonization is neither required nor technologically feasible, General Electric will lose significant markets and revenues to private equity firms and (less clean-producing) state actors, thus harming shareholders while also harming the environment. These and all relevant considerations should be fully and objectively examined.

Supporting Statement

General Electric has touted its commitment to achieving net-zero carbon emissions by 2050.1 It does not appear from publicly available information, however, that General Electric has fully considered the risk that decarbonization on activist schedules might entail.

[1]	https://www.ge.com/about-us/energy-transition
[2]	https://nypost.com/2021/11/12/50-years-of-predictions-that-the-climate-apocalypse-is-nigh/
[3]	https://www.theepochtimes.com/across-the-world-coal-power-is-back_4671888.html; https://www.realclearenergy.org/articles/2022/06/03/india_and_china_ coal_production_surging_by_700m_tons_per_year_thats_greater_than_all_us_coal_output_835483.html; https://www.realclearenergy.org/articles/2022/06/03/ india_and_china_coal_production_surging_by_700m_tons_per_year_thats_greater_than_all_us_coal_output_835483.html; https://www.breitbart.com/ environment/2022/04/21/worlds-worst-polluter-china-increases-coal-production-by-three-hundred-million-tons/; https://mishtalk.com/economics/global-net-zero-climate-change-targets-are-pie-in-the- sky
[4]	https://www.npr.org/2022/06/30/1103595898/supreme-court-epa-climate-change

Your Board recommends a vote AGAINST this proposal.

INNOVATING TECHNOLOGY TO ADDRESS THE PRESSING CHALLENGES OF DECARBONIZATION AND CLIMATE CHANGE IS CENTRAL TO OUR BUSINESSES’ STRATEGIES; GE’S SENIOR MANAGEMENT AND BOARD OF DIRECTORS HAVE TAKEN CONSIDERABLE CARE IN ANALYZING AND ARTICULATING GE’S AMBITIONS FOR GREENHOUSE GAS EMISSION REDUCTIONS, AND THE REPORT REQUESTED BY THIS PROPOSAL IS THEREFORE UNNECESSARY. GE recognizes the challenges and risks posed by climate change, and we support the Paris Agreement and other ambitious targets to reduce emissions. As a company whose equipment helps provide one-third of the world’s electricity across 170 countries, GE aims to play a unique role in providing our customers with power generation equipment and services to make electricity more sustainable, affordable, and reliable, in a context where global electricity demand and risks are expected to grow considerably in the decades to come. Our Aerospace business, whose engines together with our partners power three-quarters of commercial flights worldwide, will also play a key role in creating a smarter and more efficient future of flight. These are central strategic considerations for our businesses, especially as our customers and investors are increasingly adopting their own greenhouse gas reduction goals, and are looking to GE to innovate and help develop the technologies needed to achieve these goals.

Because these dynamics are so central to our business strategies and to addressing the needs of our customers, GE’s role in helping to decarbonize power generation and commercial aviation has been a key area of focus at the company’s most senior management levels and with the GE Board of Directors. That focus extends to decisions about our asset and business portfolios and the types of opportunities that we pursue, as well as the technology and innovation that we provide today and invest in for the future. For example, in recent years GE has chosen to exit its new coal business while (i) innovating renewable energy and other emissions reduction technology, (ii) providing highly efficient gas turbines that can be a force multiplier for reducing power sector emissions and (iii) investing in breakthrough technologies such as small modular nuclear reactors and technologies to reduce gas turbine emissions, including hydrogen as a fuel and carbon capture and sequestration.

This focus also extends to decisions about the company’s greenhouse gas emission reduction strategy. Senior management and the GE Board of Directors have invested substantial time assessing and articulating GE’s own ambitions to reduce greenhouse gas emissions across our operations and from customers’ use of our products. We have articulated a goal of carbon neutrality by 2030 for our operations (Scope 1 and 2 emissions) and an ambition to be a net zero company by 2050, including the Scope 3 emissions from the use of sold products. These long-range decarbonization objectives have been the product of significant analysis and deliberative processes, and we continue to refine our interim targets and report on our progress over time, as we have described more fully in our annual Sustainability Report. The assertion in Shareholder Proposal #3 that GE has not adequately considered its decarbonization objectives before establishing them is incorrect. Contrary to this shareholder proposal’s premise, we believe these goals are appropriate for the company and well-aligned with the expectations of the majority of our customers, shareholders and other stakeholders, and that the report requested by Shareholder Proposal #3 is therefore unnecessary.

For the foregoing reasons, the Board recommends a vote AGAINST this proposal.

GE 2023 PROXY STATEMENT     67

Shareholder Proposal No. 4 —
Assess Energy-Related Asset Resilience

Henry H. Barrett and MKT Forces Trading Limited have notified us that they intend to submit the following proposal at this year’s meeting:

RESOLVED: Shareholders ask the Board of General Electric Company (“GE”) to provide an audited report to address how application of the International Energy Agency’s Net Zero Emissions by 2050 pathway would affect the assumptions and estimates that underlie GE’s valuation and expected cash flow assessments. The report should address GE’s existing assets as well as planned investments in renewable energy, nuclear, and thermal power; and include asset lives, asset retirement obligations, and capital expenditures (including new material capital expenditures), as well as potential impairments. The report should be produced at reasonable cost and omit proprietary information.

Supporting Statement

In 2021, a majority of shareholders voted for a similar proposal that sought disclosure regarding GE’s alignment with a net zero pathway. The Company has not meaningfully responded, and the time to do so is now.

The International Energy Agency’s Net Zero Emissions by 2050 Scenario1 (“NZE2050”) makes clear that achieving net zero emissions by 2050 implies an extremely limited and narrowing role for fossil fuels in electricity generation. Despite having its own net zero by 2050 target, GE has reported involvement in almost 25 gigawatts of new LNG to power projects in Vietnam and Bangladesh and two LNG import facilities in Bangladesh, planned to operate to 2050 and beyond.

Recognizing there are transition risks associated with meeting the Paris Agreement’s climate goals and NZE2050, investors are increasingly demanding disclosure of how climate action scenarios would affect key assumptions – including those related to asset lives. Climate Action 100+2 has identified companies – including GE – who fail to back their net zero commitments with clear plans, noting particular inadequacies in decarbonization strategy and capital allocation alignment.3

GE continues to rely on gas demand scenarios4 that fail to meet net zero emissions by 2050 and, therefore, risk leaving assets stranded.

Given GE’s plans to spin off its power businesses into a new entity, GE Vernova, investors need more disclosure from the company regarding the risks to its assets.

A majority of GE’s shareholders voted for a similar proposal in 2021 that sought disclosure on the company’s alignment with a net zero pathway. This proposal builds upon the 2021 resolution, and seeks decision-critical information for investors that we hope will demonstrate the resilience of GE’s energy-related assets within the context of a credible net zero by 2050 pathway.

Therefore: Vote FOR GE’s future resilience and profitability by supporting this proposal. Thank you.

[1]	www.iea.org/reports/world-energy-outlook-2022
[2]	www.climateaction100.org/wp-content/uploads/2022/01/Climate-Action-100-2021-Progress-Update-Final.pdf
[3]	www.climateaction100.org/company/general-electric-company
[4]	www.ge.com/content/dam/gepower-new/global/en_US/downloads/gas-new-site/future-of-energy/ge-future-of-energy- white-paper.pdf

68     GE 2023 PROXY STATEMENT

Your Board recommends a vote AGAINST this proposal.

GE IS HELPING LEAD THE GLOBAL ENERGY TRANSITION BY INNOVATING TECHNOLOGY TO ADDRESS THE PRESSING CHALLENGES OF DECARBONIZATION AND ELECTRIFICATION. As a company whose equipment helps provide one-third of the world’s electricity across 170 countries, GE aims to play a unique role in providing our customers with power generation equipment and services to make electricity more sustainable, affordable, and reliable, in a context where global electricity demand and risks are expected to grow considerably in the decades to come. These are central strategic considerations for our businesses, especially as our customers and investors are increasingly adopting their own greenhouse gas reduction goals, and are looking to GE to innovate and help develop the technologies needed to achieve these goals. Because these dynamics are so central to our business strategy and to addressing the needs of our customers, GE’s role in helping to decarbonize power generation has been a key area of focus at the company’s most senior management levels and the GE Board of Directors. That focus extends to decisions about our asset and business portfolios and the types of opportunities that we pursue, as well as the technology and innovation that we provide today and invest in for the future. For example, in recent years GE has chosen to exit its new coal business while (i) innovating renewable energy and other emissions reduction technology, (ii) providing highly efficient gas turbines that can be a force multiplier for reducing power sector emissions and (iii) investing in breakthrough technologies such as small modular nuclear reactors and technologies to reduce gas turbine emissions, including hydrogen as a fuel and carbon capture and sequestration.

AS WE WORK TOWARD SEPARATING GE VERNOVA, OUR PORTFOLIO OF ENERGY BUSINESSES, INTO AN INDEPENDENT PUBLIC COMPANY, WE EXPECT TO PROVIDE EXTENSIVE NEW REPORTING ABOUT THE FINANCIAL PROFILE OF THOSE BUSINESSES AND RELATED RISKS AND OPPORTUNITIES, INCLUDING DYNAMICS RELATED TO DECARBONIZATION. Shareholder Proposal #4 asserts that as GE prepares for the GE Vernova spin-off, investors “need more disclosure from the company regarding the risks to its assets”; investors will indeed receive significant additional disclosure in connection with the SEC reporting required before and after the planned GE Vernova spin-off, making a separate report like the one that this shareholder proposal requests unnecessary at this time. As we announced in November 2021, we have been working to execute a strategic plan to form three industry-leading, global, investment-grade public companies from GE businesses. In January 2023, we completed the separation of our HealthCare business from GE through the spin-off of GE HealthCare Technologies Inc., and we are working toward a second planned spin-off of GE Vernova. As with the GE HealthCare spin-off, the spin-off of GE Vernova will require the preparation and filing with the Securities and Exchange Commission of a registration statement on Form 10. This detailed filing will include audited financial statements of the GE Vernova businesses, on a carve-out, standalone basis that GE Vernova will report on following separation from GE. In addition, the Form 10 will be required to disclose material information about, among other things: (i) trends in market demand and competitive conditions; (ii) the status of development efforts for new or enhanced products; (iii) effects that compliance with government regulations, including environmental regulations, may have upon capital expenditures, earnings, and the competitive position of GE Vernova; (iv) material factors that make an investment in the company speculative or risky; (v) critical accounting estimates; (vi) trends in the company’s capital resources, including any reasonably likely material changes in the mix and relative cost of such resources; and (vii) other material information relevant to an assessment of the financial condition and results of operations of GE Vernova, including any known material events and uncertainties that are reasonably likely to cause reported financial information to not be necessarily indicative of future operating results or financial condition. This Form 10 reporting, since it will focus on a company with more limited operations than GE has today on a consolidated basis, will necessarily entail a more granular level of financial reporting and accompanying discussion than has been provided to date for GE Renewable Energy and GE Power as reporting segments within GE.

WE BELIEVE THAT THE REPORT SOUGHT BY THIS PROPOSAL SHOULD NOT BE PRIORITIZED AT THIS TIME, AND THAT THE GE VERNOVA SEPARATION ACTIVITIES AND OUR EXISTING AND ONGOING CLIMATE AND SUSTAINABILITY REPORTING BETTER SERVE THE INTERESTS OF SHAREHOLDERS TODAY. We do not believe the report requested by Shareholder Proposal #4 should be prioritized by GE or by our shareholders today. The number of requests for climate-related reporting continues to grow, and shareholder proposals in this area are often animated by particular groups’ own interests, rather than the best interest of all shareholders. That is evident with Shareholder Proposals #3 and #4, which reflect sharply differing perspectives about climate-change related risks and actions that should be taken. In this context, we believe it is important to focus the company leadership’s time and resources on the most important priorities for all shareholders.

Readying the GE Vernova businesses for the planned spin-off is a top priority for GE today. There is significant operational work required to prepare for the business separation, and this requires the attention of management and significant resources internally. As noted above, preparation for the spin-off will also require detailed new reporting about GE Vernova in a Form 10 registration statement that will be reviewed and need to be declared effective by the SEC before the spin-off. In addition to the spin-off-related work, GE in recent years has articulated a goal of carbon neutrality by 2030 for our operations (Scope 1 and 2 emissions) and an ambition to be a net zero company by 2050, including the Scope 3 emissions from the use of sold products. We have provided a roadmap for our technology portfolio to help achieve net zero for the power sector, as described more fully in our Sustainability Report. These reporting efforts have been well received in many of our engagements with shareholders and other stakeholders for sharing information in a credible way, which we will continue to refine over time. We are committed to updating this information through a process of continuous learning and anticipate further updates in our 2022 Sustainability Report. These are areas of climate-related reporting that GE, and ultimately GE Vernova as a standalone company, also plan to carry forward, and we believe that continuing to enhance this ongoing reporting is better aligned with our current priorities and efforts than the report that this shareholder proposal requests. Moreover, as the U.S. and E.U. adopt anticipated climate-related disclosure obligations, this type of reporting will continue to evolve over time to better meet the information needs of investors and other stakeholders.

As compared to GE’s priorities of both (i) working toward the spin-off of GE Vernova and preparing the Form 10 disclosures that spin-off will require, and (ii) continuing to deepen and refine our existing framework of climate and decarbonization-related reporting in our Sustainability Reports, we do not believe that the particular report requested by Shareholder Proposal #4 is necessary or that it should be prioritized at this time. Accordingly, we do not believe it is in shareholders’ best interests to support this proposal.

For the foregoing reasons, the Board recommends a vote AGAINST this proposal.

GE 2023 PROXY STATEMENT     69

Submitting 2024 Proposals

The table below summarizes the requirements for shareholders who wish to submit proposals, including director nominations, for next year’s Annual Meeting. Shareholders are encouraged to consult SEC Rule 14a-8 or our by-laws, as applicable, to see all applicable requirements.

	PROPOSALS FOR INCLUSION IN 2024 PROXY	DIRECTOR NOMINEES FOR INCLUSION IN 2024 PROXY (PROXY ACCESS)	OTHER PROPOSALS/NOMINEES TO BE PRESENTED AT 2024 MEETING*
Type of proposal	SEC rules permit shareholders to submit proposals for inclusion in our proxy statement by satisfying the requirements specified in SEC Rule 14a-8	A shareholder (or a group of up to 20 shareholders) owning at least 3% of GE stock for at least 3 years may submit director nominees (up to 20% of the Board) for inclusion in our proxy statement by satisfying the requirements specified in Article VII, Section F of our by-laws	Shareholders may present proposals or director nominations directly at the Annual Meeting (and not for inclusion in our proxy statement) by satisfying the requirements specified in Article VII, Section D of our by-laws
When proposal must be received by GE	No later than close of business (5 p.m. ET) on November 23, 2023	No earlier than October 24, 2023, and no later than close of business (5 p.m. ET) on November 23, 2023
Where to send	By mail: Corporate Secretary, at the address set forth on the inside front cover of this proxy statement By email: shareholder.proposals@ge.com
What to include	The information required by SEC Rule 14a-8	The information required by our by-laws**

*	With respect to proposals not submitted pursuant to SEC Rule 14a-8 and nominees presented directly at the 2024 Annual Meeting, SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline or, if this deadline does not apply, a deadline of the close of business (5 p.m. ET) on February 6, 2024, and in certain other cases notwithstanding the shareholder’s compliance with these deadlines.
In addition to satisfying the deadlines and other requirements under Article VII, Section D of our by-laws, SEC rules require shareholders to provide notice under SEC Rule 14a-19 of the intent to solicit proxies in support of director nominees (other than the company’s nominees) by notifying the company no later than the close of business (5 p.m. ET) on March 4, 2024.
**	Our by-laws are available on GE’s website (see Helpful Resources on page 77).

70     GE 2023 PROXY STATEMENT

Voting and Meeting Information

Voting Standards and Board Recommendations

The following table summarizes the Board’s voting recommendations for each proposal, the vote required for each proposal to pass and the effect of abstentions and broker non-votes on each proposal.

VOTING ITEM	BOARD RECOMMENDATION	VOTING STANDARDS	TREATMENT OF ABSTENTIONS & BROKER NON-VOTES
Election of Directors	FOR	Majority of Votes Cast	Not counted as votes cast and therefore no effect, if any
Say-on-Pay	FOR
Say-on-Frequency	ONE YEAR
Auditor Ratification	FOR
Shareholder Proposal No. 1	AGAINST
Shareholder Proposal No. 2
Shareholder Proposal No. 3
Shareholder Proposal No. 4

WE HAVE A MAJORITY VOTING STANDARD FOR DIRECTOR ELECTIONS. Each director nominee who receives a majority of the votes cast will be elected. Any current director who does not meet this standard is subject to the Board’s policy regarding resignations by directors who do not receive a majority of “For” votes, which is described in the Board’s Governance Principles (see Helpful Resources on page 77). All other matters are approved if supported by a majority of votes cast.

Meeting Information

HOW DO I ATTEND THE VIRTUAL ANNUAL MEETING? To participate in the meeting, you must have your 16-Digit Control Number that is shown on your Notice of Internet Availability of Proxy Materials (Notice) or, if you received a printed copy of the proxy materials, on your proxy card or the voting instruction form that accompanied your proxy materials. If the Notice or voting instruction form that you received does not indicate that you may vote your shares through the http://www.proxyvote.com website, you should contact your bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” (which will contain a 16-digit control number that will allow you to attend, participate in or vote at the meeting). You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/GE2023. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting 15 minutes prior to the meeting. The virtual meeting format for the Annual Meeting is designed to enable full and equal participation by all of our shareholders from any place in the world at little to no cost.

CAN I ASK A QUESTION AT THE VIRTUAL ANNUAL MEETING?

Shareholders of record will be able to submit questions either before (by going to www.proxyvote.com) or during the virtual meeting (by going to the Annual Meeting Website) by typing the question into the “Ask a Question” field and clicking “Submit.” We will answer questions that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints. If we receive substantially similar questions, we may group such questions together. Questions related to personal matters, that are not pertinent to Annual Meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the meeting. If there are questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints, management will post answers to such questions at www.ge.com/investor-relations.

WHAT DO I DO IF I NEED TECHNICAL ASSISTANCE DURING THE MEETING?

If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.

GE 2023 PROXY STATEMENT     71

Voting Information

WHO IS ENTITLED TO VOTE?

Shareholders of record at the close of business on March 7, 2023, are eligible to vote at the meeting. Our voting securities consist of our $0.01 par value common stock (holders of our preferred stock are not entitled to vote at the annual meeting), and there were 1,090,282,930 shares outstanding on the record date.

HOW DO I VOTE MY SHARES IF I AM A RECORD HOLDER?

If your name is registered on GE’s shareholder records as the owner of shares, you are the “record holder.” If you hold shares as a record holder, there are four ways that you can vote your shares.

●	Over the Internet. Vote at www.proxyvote.com. The internet voting system is available 24 hours a day until 11:59 p.m. Eastern Time on Tuesday, May 2, 2023. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions.
● You will need the 16-digit number included on your proxy card (if you received a paper copy of the proxy materials) to obtain your records and to vote.
●	By telephone. You can vote by calling 1-800-690-6903. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Time on Tuesday, May 2, 2023. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.
● You will need the 16-digit number included on your Notice or your proxy card (if you received a paper copy of the proxy materials) in order to vote by telephone.
●	By mail. If you received a paper copy of the proxy materials, mark your voting instructions on the proxy card and sign, date and return it in the postage-paid envelope provided. If you received only a Notice but want to vote by mail, the Notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern Time on Tuesday, May 2, 2023.
●	Online at the Annual Meeting. You may vote and submit questions while attending the Annual Meeting online via live audio webcast. Shares held in your name as the shareholder may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/GE2023 during the meeting.

●	You will need the 16-digit number included on your Notice or your proxy card (if you received a paper copy of the proxy materials) in order to be able to vote and enter the meeting.
●	Even if you plan to attend the Annual Meeting online, we encourage you to vote in advance by internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.

HOW DO I VOTE MY SHARES IF MY SHARES ARE HELD BY A BROKER, BANK OR OTHER NOMINEE?

For those shareholders whose shares are held by a broker, bank or other nominee, you must complete and return the voting instruction form provided by your broker, bank or nominee in order to instruct your broker, bank or nominee on how to vote. If you do not provide the broker or nominee that holds your shares with voting instructions, the broker or nominee will determine if it has the discretionary authority to vote on your behalf.

The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE or by Broadridge Financial Solutions, our independent agent to receive and tabulate shareholder votes, based on NYSE rules that regulate member brokerage firms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes.

Therefore, if you do not provide voting instructions to your broker or nominee, your broker or nominee may only vote your shares on routine matters properly presented for a vote at the Annual Meeting. To ensure that your shares are counted in the proposals to come before the Annual Meeting, we encourage you to provide instructions on how to vote your shares. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

In addition, if you attend the virtual Annual Meeting and have a 16-digit control number, you will be able to cast your vote via the online meeting platform during a designated portion of the meeting. Have your Notice, proxy card or proxy form with the 16-digit control number available when you access the virtual Annual Meeting.

WHAT SHARES ARE INCLUDED ON THE PROXY FORM?

If you are a shareholder of record, you will receive only one Notice or proxy form for all the shares of common stock you hold in certificate form, in book-entry form and in any company benefit plan.

Please vote proxies for all accounts to ensure that all of your shares are voted. If you wish to consolidate multiple registered accounts, contact EQ Shareowner Services at 1-800-786-2543 or at www.shareowneronline.com.

HOW DO I VOTE FOR SHARES HELD IN THE GE RETIREMENT SAVINGS PLAN?

If you are a RSP participant, the trustee of the RSP trust will vote the shares allocable to your RSP account as of March 6, 2023 as you instruct (you should consider this date the “record date” for purposes of the shares allocable to your RSP account). You may give instructions via telephone or the internet or by mailing the proxy form. If your valid proxy form is received by April 30, 2023 and it does not specify a choice, the trustee will vote the shares as the Board recommends.

72     GE 2023 PROXY STATEMENT

If your proxy form is not received by April 30, 2023 and you did not submit a vote via telephone or the internet by that date, shares allocable to your RSP account will not be voted. You may revoke a previously delivered proxy by either notifying the inspector of election in writing that you wish to revoke or by delivering a subsequent proxy by April 30, 2023. The address for the inspector of election is First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095. For more information about the voting process, you can call the RSP Service Center at 1-877-554-3777.

WHAT IS NOTICE AND ACCESS?

The SEC’s notice and access rule allows companies to deliver a Notice to shareholders in lieu of a paper copy of the proxy statement and annual report. The Notice provides instructions as to how shareholders can access the proxy statement and the annual report online, contains a listing of matters to be considered at the Annual Meeting and sets forth instructions as to how shares can be voted. Instructions for requesting a paper copy of the proxy statement and the annual report are set forth on the Notice.

Shares must be voted by internet, by phone or by completing and returning a proxy form. Shares cannot be voted by marking, writing on and/or returning the Notice. Any Notices that are returned will not be counted as votes.

HOW WILL PROXIES BE VOTED?

●	Proxies will be voted as you specify for or, if you don’t specify, as recommended by the Board. Shareholders should specify their choice for each matter on the proxy form. If no specific instructions are given, proxies which are signed and returned will be voted in accordance with the Board’s recommendations.
●	What happens if other matters are properly presented at the Annual Meeting. If any matter not described in this proxy statement is properly presented for a vote at the Annual Meeting, the persons named on the proxy will vote in accordance with their judgment.
●	What happens if a director nominee is unable to serve. We do not know of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the Board can either nominate a different individual or reduce the Board’s size. If it nominates a different individual, the shares represented by all valid proxies will be voted for that nominee.

CAN I CHANGE MY VOTE?

You may change your vote by revoking your proxy at any time before it is exercised, which can be done by voting electronically during the meeting, by delivering a new proxy or by notifying the inspector of election in writing. If your GE shares are held for you in a brokerage, bank or other institutional account, you must contact that institution to revoke a previously authorized proxy. The address for the inspector of election is First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

HOW ARE VOTES COUNTED?

Each share counts as one vote.

WHAT ARE BROKER NON-VOTES?

Broker non-votes occur on a matter up for vote when a broker, bank or other holder of shares you own in “street name” is not permitted to vote on that particular matter without instructions from you, you do not give such instructions and the broker, bank or other nominee indicates on its proxy form, or otherwise notifies us, that it does not have authority to vote its shares on that matter. Whether a broker has authority to vote its shares on uninstructed matters is determined by NYSE rules.

IS MY VOTE CONFIDENTIAL?

Individual votes of shareholders are kept private, except as necessary to meet legal requirements. Only the independent inspector and certain employees of GE and its agents have access to proxies and other individual shareholder voting records, and they must acknowledge in writing their responsibility to comply with this confidentiality policy.

GE 2023 PROXY STATEMENT     73

Other Information

WHO IS SOLICITING MY PROXY AND WHO PAYS THE EXPENSE OF SUCH SOLICITATIONS?

Your proxy is being solicited on behalf of the Board.

Proxies will be solicited by mail, telephone, other electronic means or in person, and we will pay the solicitation costs. Copies of proxy materials will be supplied to brokers, dealers, banks and voting trustees, or their nominees, to solicit proxies from beneficial owners, and we will reimburse these institutions for their reasonable expenses. Morrow Sodali, LLC has been retained to assist in soliciting proxies for a fee of $45,000 plus distribution costs and other expenses.

WHAT IS “HOUSEHOLDING”?

Shareholders sharing a single address may receive only one copy of the proxy statement and annual report or the Notice, unless the transfer agent, broker, bank or other nominee has received contrary instructions from any owner at that address. This practice, known as householding, is designed to reduce printing and mailing costs.

●	To receive separate copies. To request an individual copy of this proxy statement and our annual report, or the materials for future meetings, write to sendmaterial@proxyvote.com with the control number from your Notice in the subject line, or call 800-579-1639. We will promptly deliver them to you.
●	To stop receiving separate copies. If you currently receive separate copies of these materials and wish to receive a single copy in the future, you will need to contact your broker, bank or other institution where you hold your shares.

HOW YOU CAN OBTAIN MORE INFORMATION?

If you have any questions about the proxy voting process, please contact the broker, bank or other institution where you hold your shares. The SEC also has a website (see Helpful Resources on page 77) with more information about your rights as a shareholder. Additionally, you may contact our Investor Relations team by following the instructions on our Investor Relations website (see Helpful Resources on page 77).

HOW YOU CAN ACCESS THE PROXY MATERIALS ELECTRONICALLY OR SIGN UP FOR ELECTRONIC DELIVERY ... AND DONATE TO AMERICAN FORESTS

Important Notice Regarding the Availability of GE’s Proxy Materials for the 2023 Annual Meeting:

This proxy statement and our annual report may be viewed online at GE’s Annual Meeting website (see Helpful Resources on page 77). Shareholders can also sign up to receive proxy materials electronically by following the instructions below. GE will make a $1.00 donation to American Forests to help restore national forests throughout the United States for every shareholder who signs up for electronic delivery.

If you hold your GE shares directly with the company and you would like to receive future proxy materials electronically, please visit our Shareholder Services page of our Investor Relations website (see Helpful Resources on page 77) and follow the instructions there. If you choose this option, you will receive an email with links to access the materials and vote your shares, and your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents.

If you hold your GE shares through a bank, broker or other holder of record and you would like to receive future proxy materials electronically, please refer to the information provided by that entity for instructions on how to elect this option.

HOW RECORD SHAREHOLDERS AND RSP PARTICIPANTS CAN REQUEST COPIES OF OUR ANNUAL REPORT

If you hold your shares directly with us and previously elected not to receive an annual report for a specific account, you may request a copy by:

●	Calling 800-579-1639
●	Going online to www.proxyvote.com
●	Emailing sendmaterial@proxyvote.com with the control number from your Notice in the subject line
In addition, participants in the RSP may request copies of our annual report by calling the RSP Service Center at 877-554-3777.

74     GE 2023 PROXY STATEMENT

Explanation of Non-GAAP Financial Measures and Performance Metrics

As noted throughout, in this proxy statement we reference certain non-GAAP financial measures. Information on why GE uses these non-GAAP financial measures and how these measures are calculated is presented either in the Management’s Discussion and Analysis within our Form 10-K for 2022 on the pages of the 10-K indicated after each measure (see Helpful Resources on page 77), or as noted below.

●	Organic revenue growth (pages 26 and 27)
●	Adjusted profit (page 28)
●	Organic margin expansion (pages 26 and 28)
●	Free cash flow (page 19)
●	Adjusted earnings per share (page 29)

For adjusted earnings per share and free cash flow for 2021, which are included in this proxy statement as financial metrics for the 2021 PSU awards, the calculations of these amounts were based on past financial reporting before GE transitioned from three-column to one-column financial statement presentation after we stopped reporting our financial services business (GE Capital) as a separate reporting segment in 2022. Adjusted earnings per share and free cash flow for 2021, on a three-column basis, are calculated from the company’s unaudited financial statements and reflect further adjustments for other items that are considered not representative of underlying trends of GE’s business.

For free cash flow for 2020, which is included in this proxy statement as a company-selected performance measure for Pay versus Performance, this amount is presented on a one-column reporting basis and is calculated from the company’s audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2021 and reflects further adjustments for other items that are considered not representative of underlying trends of GE’s business.

GE 2023 PROXY STATEMENT     75

This Page is Intentionally Left Blank.

Helpful Resources

ANNUAL MEETING
Annual Meeting website	www.ge.com/annualmeeting
Online voting for registered holders	www.proxyvote.com
and RSP participants
Online voting for beneficial owners	www.proxyvote.com
Questions regarding admission	www.ge.com/annualmeeting
Webcast	www.virtualshareholdermeeting.com/GE2023
SEC website on proxy matters	www.sec.gov/spotlight/proxymatters.shtml
Electronic delivery of future	www.ge.com/investor-relations/shareholder-services
proxy materials
Information for RSP Participants	www.oneHR.ge.com

BOARD OF DIRECTORS
GE Board and Governance	www.ge.com/investor-relations/governance
Documents

FINANCIAL REPORTING
Annual report	www.ge.com/investor-relations/annual-report
Forward-looking statements	www.ge.com/investor-relations/important-forward-looking- statement-information

GE
Corporate website	www.ge.com
Leadership	www.ge.com/about-us/leadership/executives
Investor Relations	www.ge.com/investor-relations
Ombudsperson process	www.ge.com/sites/default/files/S&L_Booklet_English_0.pdf
ESG/Sustainability Information	www.ge.com/sustainability
Diversity Information	www.ge.com/about-us/diversity

ACRONYMS USED
DSUs	Deferred Stock Units
ESG	Environmental, Social, Governance
GAAP	Generally Accepted Accounting Principles
NYSE	New York Stock Exchange
PCAOB	Public Company Accounting Oversight Board
PSUs	Performance Stock Units
RSP	Retirement Savings Plan
RSUs	Restricted Stock Units
S&P	Standard & Poor’s
SEC	Securities and Exchange Commission
TSR	Total Shareholder Return

Web links throughout this document are inactive textual references provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of this proxy statement.	FRONT COVER Pictured: GE Aerospace’s Angie Foli in Indiana, U.S.A.; GE Vernova’s Thomas Riggs in New York, U.S.A.; and GE HealthCare’s Jerry Uzobuihe in Wisconsin, U.S.A.
GE and the GE logo are trademarks and service marks of General Electric Company. Other marks used throughout are trademarks and service marks of their respective owners.

WHERE YOU CAN FIND MORE INFORMATION

2022 Annual Report https://www.ge.com/investor- relations/annual-report

2022 Sustainability Report To be published later this year https://www.ge.com/sustainability

2023 Proxy Statement https://www.ge.com/proxy

The manufacturing facility that produced this report is an EPA GreenPower Partner that is powered by renewable energy generated by GE wind turbines.

Caution Concerning Forward-Looking Statements

This document contains “forward-looking statements” — that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, see the Forward-Looking Statements Information page on our Investor Relations website as well as our annual reports on Form 10-K and quarterly reports on Form 10-Q. We do not undertake to update our forward-looking statements. This document also includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

GE 2023 PROXY STATEMENT     77

General Electric Company
5 Necco Street
Boston, MA 02210
www.ge.com

GE SHAREOWNER SERVICES
1 RIVER RD, BLDG 5-3W
SCHENECTADY, NY 12345

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 2, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 30, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/GE2023

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 2, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 30, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D98566-P85625-Z84264	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
GENERAL ELECTRIC COMPANY

The Board of Directors recommends you vote FOR each of the following director nominees (1a through 1j):

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	Stephen Angel	☐	☐	☐

	1b.	Sébastien Bazin	☐	☐	☐

	1c.	H. Lawrence Culp, Jr.	☐	☐	☐

	1d.	Edward Garden	☐	☐	☐

	1e.	Isabella Goren	☐	☐	☐

	1f.	Thomas Horton	☐	☐	☐

	1g.	Catherine Lesjak	☐	☐	☐

	1h.	Darren McDew	☐	☐	☐

	1i.	Paula Rosput Reynolds	☐	☐	☐

	1j.	Jessica Uhl	☐	☐	☐

Management Proposals The Board of Directors recommends you vote FOR proposals 2 and 4 and 1 YEAR for proposal 3:		For	Against	Abstain

2.	Advisory Approval of Our Named Executives’ Compensation	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain

3.	Advisory Vote on the Frequency of Future Advisory Votes to Approve Our Named Executives’ Compensation ☐	☐	☐	☐

		For	Against	Abstain

4.	Ratification of Deloitte as Independent Auditor for 2023	☐	☐	☐

Shareholder Proposals

The Board of Directors recommends you vote AGAINST proposals 5, 6, 7 and 8:		For	Against	Abstain

5.	Independent Board Chairman	☐	☐	☐

6.	Sale of the Company	☐	☐	☐

7.	Fiduciary Carbon-Emission Relevance Report	☐	☐	☐

8.	Assess Energy-Related Asset Resilience	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D98567-P85625-Z84264

GENERAL ELECTRIC COMPANY
Annual Meeting of Shareholders
May 3, 2023 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The shareholder(s) whose signature(s) appear(s) on the reverse side hereby appoint(s) H. Lawrence Culp, Jr. and Michael Holston, or either of them, each with full power of substitution, as proxies, to vote all stock in General Electric Company which the shareholder(s) would be entitled to vote on all matters which may properly come before the 2023 Annual Meeting of Shareholders and any adjournments or postponements thereof. If this proxy is properly executed, the proxy shall vote subject to the directions indicated on the reverse side of this form, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. If this proxy is properly executed, the proxies will vote as the Board of Directors recommends where a choice is not specified. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by the proxy (and shares allocable to a participant’s RSP account) may be voted for a substitute nominee selected by the Board of Directors.

SPECIAL INSTRUCTIONS FOR PARTICIPANTS IN THE GE RETIREMENT SAVINGS PLAN

In accordance with the terms of the GE Retirement Savings Plan (RSP), any shares allocable to the participant’s RSP account as of March 6, 2023 will be voted by the trustee of the RSP trust in accordance with the instructions of the participant received via telephone or the Internet or indicated on the reverse side of this form. IF THIS FORM IS RECEIVED OR A VOTE IS SUBMITTED VIA THE INTERNET ON OR BEFORE APRIL 30, 2023, BUT A CHOICE IS NOT SPECIFIED, THE TRUSTEE WILL VOTE SHARES ALLOCABLE TO THE PARTICIPANT’S RSP ACCOUNT AS THE BOARD OF DIRECTORS RECOMMENDS. IF THIS FORM IS NOT RECEIVED ON OR BEFORE APRIL 30, 2023, AND NO VOTE WAS SUBMITTED VIA TELEPHONE OR THE INTERNET BY THAT DATE, SHARES ALLOCABLE TO THE PARTICIPANT’S RSP ACCOUNT WILL NOT BE VOTED.

Continued and to be signed on reverse side